As filed with the Securities and Exchange Commission on February 12, 2016

Securities Act File No. 333-169226

Investment Company Act File No. 811-22468

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 30	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 33	☒

ASHMORE FUNDS

(Exact Name of Registrant as Specified in Charter)

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

England

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 011-44-20-3077-6000

Corporation Service Company

84 State Street

Boston, MA 02109

(Name and Address of Agent for Service)

Copies to:

Alexandra Autrey c/o Ashmore Investment Advisors Limited 61 Aldwych London WC2B 4AE, England	David C. Sullivan, Esq. Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199-3600

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☒	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This post-effective amendment relates solely to Ashmore Emerging Markets Growth Fund (the “New Fund”), a new series of Ashmore Funds (the “Trust”). No information relating to any other series or shares of the Trust is amended or superseded hereby. This post-effective amendment is being filed to register Class A, Class C and Institutional Class shares of the New Fund.

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, Registrant declares that an indefinite number of its shares of common stock are being registered under the Securities Act of 1933 by this registration statement.

PROSPECTUS

[            ], 2016

Ashmore Emerging Markets Growth Fund

(Class A: [    ]; Class C: [    ]; Institutional Class: [    ])

CLASS A, CLASS C and INSTITUTIONAL CLASS SHARES

This Prospectus includes information you should know about the Fund before you invest. Please read it carefully. Neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION ABOUT THE FUND

Ashmore Emerging Markets Growth Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and hold Class A, Class C or Institutional Class Shares of the Fund. You may qualify for sales charge discounts on a purchase of Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Fund and other series of Ashmore Funds (the “Trust”). More information about these and other discounts is available in the “Classes of Shares” section beginning on page [    ] of the Fund’s prospectus or from your financial advisor.

Shareholder Fees
(fees paid directly from your investment)
	Class A Shares		Class C Shares		Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%		None		None
Maximum Deferred Sales Charge (CDSC) (Load)(1) (as a percentage of the lower of original purchase price or NAV)	1.00%		1.00%		None
Redemption Fee	None		None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares		Class C Shares		Institutional Class Shares
Management Fees	[	]%	[	]%	[	]
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		None
Other Expenses(2)	[	]%	[	]%	[	]%
Acquired Fund Fees and Expenses	[	]%	[	]%	[	]%

Total Annual Fund Operating Expenses	[	]%	[	]%	[	]%
Fee Waiver and/or Expense Reimbursement(3)	[	]%	[	]%	[	]%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[	]%	[	]%	[	]%

(1)	For Class A Shares, the CDSC is imposed only where shares are purchased without a front-end sales charge and subsequently redeemed within eighteen months of purchase. For Class C Shares, the CDSC is imposed only on shares redeemed within one year of purchase.
(2)	Other Expenses are based on estimated amounts for the Fund’s initial fiscal year.
(3)	Ashmore Investment Advisors Limited (the “Investment Manager”) has contractually agreed to waive its fees or reimburse the Fund for other expenses to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, extraordinary expenses, custodial credits, transfer agency credits, and expense offset arrangements) for the Fund’s Class A Shares exceed [ ]%, for the Fund’s Class C Shares exceed [ ]% and for the Fund’s Institutional Class Shares exceed [ ]% of the Fund’s average daily net assets attributable to the share class. The expense limitation arrangement may be terminated before [ ] only by the Board of Trustees. Under the Expense Limitation Agreement, the Investment Manager may recoup any amounts waived or reimbursed during the previous three fiscal years, provided total expenses, including such recoupment, do not exceed the applicable annual expense limit.

Examples. These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares of the Fund for the time periods indicated, your investment has a 5% return each year and the Fund’s operating expenses remain the same. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement and, for all other periods, on Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
	1 year	3 years	1 year	3 years
Class A Shares	$[ ]	$[ ]	$[ ]	$[ ]
Class C Shares	$[ ]	$[ ]	$[ ]	$[ ]

	1 year	3 years
Institutional Class Shares (whether or not shares are redeemed)	$[ ]	$[ ]

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Examples, adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market Issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer. A Emerging Market Issuer is an issuer that is located in an Emerging Market Country, or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. Emerging Market Countries include any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities.

The Fund may invest in equity securities and equity-related investments of all types and denominated in any currency, including voting and non-voting common stock, common stock issued to special shareholder classes, preferred stock, depositary receipts, including global and American depositary receipts, warrants, securities convertible into equity securities, other equity-related investments whose returns vary on the basis of the issuer’s profitability (e.g., participation notes), as well as securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles. The Fund may invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of equity securities listed in a particular Emerging Market Country or region, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment. The Fund’s investments may include securities of companies that are in the process of being privatized by a government and securities of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets. The Fund may invest in initial public offerings.

The Fund may utilize various derivative instruments and related strategies to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, including contracts related to currencies; and swap agreements (including total return and interest rate swaps); other related instruments with respect to individual stocks and other securities, indices and baskets of securities, interest rates and currencies; participation notes; structured notes; exchange traded notes; and credit-linked notes as part of its principal investment strategies. The Fund may enter into foreign currency forward contracts as well as foreign currency futures and options contracts with respect to any currency in which it has existing investments or has contracted to make investments in an attempt to hedge currency exchange risk. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.

In managing the Fund’s portfolio, the portfolio manager seeks to identify equity investments within Emerging Market Countries with the greatest potential for long-term growth, while taking into account associated risks. Growth trends may be identified with respect to particular Emerging Market Countries, as well as with respect to particular industries or sectors.

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The portfolio manager’s process takes into account a number of factors, including macro-economic factors (including its outlook for economic growth and inflation); demographic factors (including population growth forecasts); consumption-related factors (including the level of penetration of various goods and services); political factors (including the stability of the current government and its perceived attitudes towards foreign investment, private sector initiatives and development of capital markets); market development (including the development of an Emerging Market Country relative to other more developed markets in terms of market capitalization, level of trading activity, sophistication of capital market activities and shareholder protection); and applicable investment restrictions (including the level of foreign ownership allowed in the Emerging Market Country, the method of investment allowed (e.g., direct v. indirect), required holding periods, ability to repatriate earnings and applicable tax regulations).

The portfolio manager then uses research techniques focused on observing local consumer activities in particular Emerging Market Countries, which attempt to identify behaviors and patterns that indicate growth trends that may be overlooked by more traditional research.

The portfolio manager uses a systematic, bottom-up process to select a diversified portfolio of particular Emerging Market issuers that [he] believes will benefit from the identified growth trends and provide attractive risk-adjusted returns. Potential candidates are screened to verify the insights and trends identified during the research phase to better understand the extent of the trend and its geographic applicability to an issuer. Companies that satisfy the initial screening undergo a more rigorous review to assess their long-term prospects, including with respect to management strength, market outlook, profitability, competitiveness, cash flows and regulatory factors. The portfolio manager pursues attractive risk-adjusted returns by attempting to avoid issuers that are particularly exposed to various risk factors, both external to the company, such as environmental, social, governmental, competitive and market risks, and internal to the company, such as risks involving its processes, systems and workforce. The Fund typically holds 40 to 60 issuers in its portfolio, but may own a lesser or greater number of positions at any time. The Fund may invest in companies of any market capitalization, and is not managed to achieve particular allocations to countries, regions, industries or sectors, each of which may vary significantly over time.

The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in investments of Emerging Market Issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy. For example, futures contracts may be used to obtain investment exposure equal to a portion or all of the Fund’s cash position.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund’s Investment Manager and there is no guarantee that the Fund will achieve its investment objective. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are (in alphabetical order):

•	Convertible Securities Risk: Securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities and the risk of changing in value at a different rate than the underlying stocks. Convertible securities, particularly high-yield or junk bonds, are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default;

3

•	Counterparty and Third Party Risk: Transactions involving a counterparty to a derivative or other instrument, or to a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction;

•	Credit Risk: The Fund could lose money if the issuer or counterparty is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument;

•	Currency Management Strategies Risk: Currency management strategies, including the use of forward currency contracts and other derivatives, may substantially change the Fund’s exposure to currencies and currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager anticipates;

•	Currency Risk: Foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies;

•	Derivatives Risk: Investing in derivative instruments may be considered risky and involves correlation, documentation, interest rate, leverage, liquidity, market, management, interest rate and valuation risks and the risk of losing more than the principal amount invested;

•	Emerging Markets Risk: Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies;

•	Equity Securities Risk: Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer;

•	Focused Investment Risk: Focusing a fund’s investments in a limited number of issuers, sectors or industries increases risk and the volatility of the value of a fund’s shares. The Fund may be particularly susceptible to economic, political, regulatory or other events affecting the issuers, sectors or industries to the extent it focuses its investments;

•	Foreign Investment Risk: Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes, and investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers;

•	Geographic Focus Risk: The Fund may be particularly susceptible to economic, political or regulatory events affecting particular countries or regions to the extent the Fund focuses its investments in such countries or regions;

•	Inflation/Deflation Risk: The value of the Fund’s investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests and an increase in the likelihood of issuer defaults;

•	Interest Rate Risk: Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. The value of most fixed income securities will generally decline in response to increases in interest rates;

•	Investments in Pooled Vehicles Risk: Investing in another investment company or pooled vehicle subjects the Fund to that company’s risks, and, in general, to a pro rata portion of that company’s fees and expenses in addition to fees and expenses charged by the Fund;

•	IPO Risk: Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in small companies and often to a heightened degree, their values may be highly volatile, they have no trading history and information about the issuer may have been available for only limited periods;

•	Issuer Risk: The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services;

•	Lack of Operating History Risk: The Fund does not have an operating history and may not achieve significant scale;

4

•	Large Shareholder Risk: Shareholders of the Fund, such as institutional investors, may disrupt the efficient management of the Fund’s operations by purchasing or redeeming Fund shares in large amounts;

•	Leverage Risk: Use of leverage, including through borrowings, derivatives and reverse repurchase agreements, will increase volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains;

•	Liquidity Risk: Illiquid securities and other instruments may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•	Management Risk: The Fund’s investment return depends on the ability of the Investment Manager to manage the Fund’s portfolio successfully; there is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters;

•	Market Risk: The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas;

•	Over-the-Counter Risk: Securities traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup;

•	Portfolio Turnover Risk: If the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may reduce the Fund’s investment performance;

•	Small and Mid-Sized Companies Risk: Investments in securities issued by small and mid-sized companies tend to be more vulnerable to adverse developments than larger companies, and may present increased volatility and liquidity risk; and

•	Valuation Risk: Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, its net asset value will be adversely affected.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The Fund is expected to commence investment operations on or about the date of this Prospectus and currently has no investment performance information to report.

Management of the Fund

Investment Manager—Ashmore Investment Advisors Limited.

Portfolio Manager— [                    ] is the lead portfolio manager of the Fund and primarily responsible for the day-to-day management of the Fund’s portfolio. The portfolio manager has participated in the management of the Fund since its inception.

Purchase and Sale of Fund Shares

The minimum initial investment for Class A and Class C Shares is $1,000 and the minimum subsequent investment is $50. The minimum initial investment for Institutional Class Shares is $1,000,000 and the minimum subsequent investment is $5,000. These minimums may be waived or modified by the Fund or the Distributor, including for certain financial intermediaries. You may sell (redeem) Shares on any day the New York Stock Exchange is open through your broker-dealer or other financial intermediary (if applicable), or if you hold an account directly with the Fund by calling 866-876-8294 or by sending a letter of instruction to Ashmore Funds c/o Northern Trust Company, PO Box 4766, Chicago, IL 60680-4766. If your shares are held in the name of a financial intermediary, those shares may only be sold through that financial intermediary.

Tax Information

The Fund normally distributes net investment income and net realized capital gains to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Distributor, the Investment Manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

PRINCIPAL INVESTMENTS AND STRATEGIES OF THE FUND

This section, together with the next section entitled “Summary of Principal Risks,” provides more detailed information regarding Ashmore Emerging Markets Growth Fund (the “Fund”), including the Fund’s investment objective, principal investments and strategies and principal risks.

Pending investment in securities and other investments that meet the Fund’s investment objective and policies, the proceeds of the offering of shares of the Fund, including from large subscriptions, may be invested in high quality, short-term securities, including liquidity and cash management funds, or may remain un-invested temporarily, potentially limiting the Fund’s total return and its ability to achieve its investment objective.

ASHMORE EMERGING MARKETS GROWTH FUND

Investment Objective. The Fund seeks long-term capital appreciation. The Fund’s investment objective may be changed without a shareholder vote.

Principal Investment Strategies.

The Fund seeks to achieve its objective by investing principally in equity securities and equity-related investments of Emerging Market Issuers (as defined below), which may be denominated in any currency, including the local currency of the issuer. An Emerging Market Issuer is an issuer that is located in an Emerging Market Country, or an issuer deriving at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in one or more Emerging Market Countries or that has at least 50% of its assets in one or more Emerging Market Countries. Emerging Market Countries include any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities.

The Fund may invest in equity securities and equity-related investments of all types and denominated in any currency, including voting and non-voting common stock, common stock issued to special shareholder classes, preferred stock, depositary receipts, including global and American depositary receipts, warrants, securities convertible into equity securities, other equity-related investments whose returns vary on the basis of the issuer’s profitability (e.g., participation notes), as well as securities of other investment companies, including exchange-traded funds (“ETFs”) and other pooled vehicles. The Fund may invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of equity securities listed in a particular Emerging Market Country or region, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment. The Fund’s investments may include securities of companies that are in the process of being privatized by a government and securities of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets. The Fund may invest in initial public offerings.

The Fund may utilize various derivative instruments and related strategies to gain exposure to one or more issuers or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options (including options on futures contracts); futures and forward contracts, including contracts related to currencies; and swap agreements (including total return and interest rate swaps); other related instruments with respect to individual stocks and other securities, indices and baskets of securities, interest rates and currencies; participation notes; structured notes; exchange traded notes; and credit-linked notes as part of its principal investment strategies. The Fund may enter into foreign currency forward contracts as well as foreign currency futures and options contracts with respect to any currency in which it has existing investments or has contracted to make investments in an attempt to hedge currency exchange risk. The Fund expects to primarily use derivatives for hedging or efficient portfolio management purposes, but may also use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may also invest directly in foreign currencies for hedging or other investment purposes.

In managing the Fund’s portfolio, the portfolio manager seeks to identify equity investments within Emerging Market Countries with the greatest potential for long-term growth, while taking into account associated risks. Growth trends may be identified with respect to particular Emerging Market Countries, as well as with respect to particular industries or sectors.

The portfolio manager’s process takes into account a number of factors, including macro-economic factors (including its outlook for economic growth and inflation); demographic factors (including population growth forecasts); consumption-related factors (including the level of penetration of various goods and services); political factors (including the stability of the current government and its perceived attitudes towards foreign investment, private sector initiatives and development of capital markets); market development (including the development of an Emerging Market Country relative to other more developed markets in terms of market capitalization, level of trading activity, sophistication of capital market activities and shareholder protection); and applicable investment restrictions (including the level of foreign ownership allowed in the Emerging Market Country, the method of investment allowed (e.g., direct v. indirect), required holding periods, ability to repatriate earnings and applicable tax regulations).

6

The portfolio manager then uses research techniques focused on observing local consumer activities in particular Emerging Market Countries, which attempt to identify behaviors and patterns that indicate growth trends that may be overlooked by more traditional research.

The portfolio manager uses a systematic, bottom-up process to select a diversified portfolio of particular Emerging Market issuers that [he] believes will benefit from the identified growth trends and provide attractive risk-adjusted returns. Potential candidates are screened to verify the insights and trends identified during the research phase to better understand the extent of the trend and its geographic applicability to an issuer. Companies that satisfy the initial screening undergo a more rigorous review to assess their long-term prospects, including with respect to management strength, market outlook, profitability, competitiveness, cash flows and regulatory factors. The portfolio manager pursues attractive risk-adjusted returns by attempting to avoid issuers that are particularly exposed to various risk factors, both external to the company, such as environmental, social, governmental, competitive and market risks, and internal to the company, such as risks involving its processes, systems and workforce. The Fund typically holds 40 to 60 issuers in its portfolio, but may own a lesser or greater number of positions at any time. The Fund may invest in companies of any market capitalization, and is not managed to achieve particular allocations to countries, regions, industries or sectors, each of which may vary significantly over time.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies and invest some or all of its assets in various instruments, including short-term, high-quality fixed income securities denominated in any currency, including obligations of non-Emerging Market Issuers and countries, cash, cash equivalents, money market funds, and other similar funds. The Fund may not achieve its investment objective when it does so. The Fund may also invest a portion of its assets in such investments and instruments on a short term or temporary basis to manage its cash positions or otherwise manage the Fund efficiently.

The Fund observes a policy to normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in investments of Emerging Market Issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy. For example, futures contracts may be used to obtain investment exposure equal to a portion or all of the Fund’s cash position.

The Investment Manager may engage in active and frequent trading of the Fund’s portfolio securities to achieve the Fund’s investment objective. The Fund may pay transaction costs, such as the brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, may adversely affect the Fund’s investment performance.

Principal Risks. The Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. It is possible to lose money on an investment in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order) the following:

•	Convertible Securities Risk

•	Counterparty and Third Party Risk

•	Credit Risk

•	Currency Management Strategies Risk

•	Currency Risk

•	Derivatives Risk

•	Emerging Markets Risk

•	Equity Securities Risk

•	Focused Investment Risk

•	Foreign Investment Risk

•	Geographic Focus Risk

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•	Inflation/Deflation Risk

•	Interest Rate Risk

•	Investments in Pooled Vehicles Risk

•	IPO Risk

•	Issuer Risk

•	Lack of Operating History Risk

•	Large Shareholder Risk

•	Leverage Risk

•	Liquidity Risk

•	Management Risk

•	Market Risk

•	Over-the-Counter Risk

•	Portfolio Turnover Risk

•	Small and Mid-Sized Companies Risk

•	Valuation Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

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SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.” The principal risks of the Fund are summarized in the “Summary Information About the Fund” section at the front of this Prospectus and are described in more detail in this section. The Fund may be subject to additional risks other than those described below because, among other things, the types of investments made by the Fund can change over time. The Statement of Additional Information (the “SAI”) contains more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose part or all of your money on an investment in the Fund.

•	Convertible Securities Risk. Convertible securities are fixed income securities, preferred stocks or other securities that normally pay interest or dividends and are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate (the “conversion price”). To the extent the market price of the underlying stock approaches or is greater than the conversion price, the convertible security’s market value tends to correlate with the market price of the underlying stock and will be subject to the risks affecting equity securities in general to a greater degree. See “Equity Securities Risk” below. To the extent the market price of the underlying stock is below the conversion price, the value of the convertible security tends to be influenced more by the yield of the convertible security. See “Interest Rate Risk” below.

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed income or other securities of similar quality. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, the Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return. The Fund may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. See “Derivatives Risk” below.

•	Counterparty and Third Party Risk. Transactions involving a counterparty to a derivative or other instrument or transaction (e.g., repurchase agreement or securities loan), or a third party responsible for servicing the instrument or transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction. This is the risk that the issuer, guarantor, counterparty or third party to a particular instrument, investment or transaction becomes unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations. This risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks.

If a counterparty defaults, the Fund may have contractual remedies, but the Fund may be unable to enforce them. The obligations of counterparties are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. If a counterparty defaults, the Fund may have to participate in legal proceedings involving the counterparty. This could increase the Fund’s operating expenses and decrease its net asset value. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. Counterparty risk is still present even if a counterparty’s obligations are secured by collateral because, for example, the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required.

The Fund is also subject to counterparty risk to the extent it executes a significant portion of its securities transactions through a single broker, dealer, or counterparty to a derivatives transaction, such as a futures commission merchant. If the broker, dealer or other counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell at favorable times or prices, resulting in losses for the Fund.

Derivatives transactions, especially over-the-counter derivatives, involve significant counterparty risk. Those derivative instruments involving high amounts of counterparty risk, include, among others, swaps (including interest rate swaps, total return swaps and credit default swaps), structured notes, forward currency contracts, and over-the-counter options contracts.

•	Credit Risk. The Fund could lose money if the issuer or guarantor of a debt security or other instrument is unable or unwilling to meet its financial obligations, and the lack of ability, or perceived lack of ability, of the issuer to make timely payments of interest and/or principal will negatively affect the value of the security or instrument. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer, or that the issuer will default on its obligations. Credit risk is generally greater for investments issued at less than their face values and which are required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit risk is particularly pronounced for below investment grade securities (also known as “high yield” or “junk” bonds). See “High Yield Risk.”

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The obligations of issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. If an issuer defaults, the Fund may have to participate in legal proceedings involving the issuer. This could increase the Fund’s operating expenses and decrease its net asset value.

Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although the Investment Manager may in its sole discretion consider credit ratings in making investment decisions, the Investment Manager may, as it deems appropriate to attain the investment objective of the Fund, perform its own investment analysis and may not rely only on ratings assigned by the rating agencies. The Investment Manager’s success in achieving the Fund’s investment objective may depend more on the Investment Manager’s credit analysis when the Fund buys lower quality instruments than when the Fund buys higher quality instruments.

Derivatives transactions, especially over-the-counter derivatives, involve significant credit risk. Those derivative instruments involving high amounts of credit risk, include, among others, swaps (including interest rate swaps, total return swaps and credit default swaps), structured notes, forward currency contracts, and over-the-counter options contracts.

•	Currency Management Strategies Risk. Currency management strategies, including forward currency contracts and cross-hedging, may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Investment Manager expects. In addition, currency management strategies, to the extent that such strategies reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that the Investment Manager’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Currency markets are generally less regulated than securities markets.

Derivatives transactions, especially forward currency contracts and currency-related futures contracts and swap agreements, may involve significant amounts of currency management strategies risk.

•	Currency Risk. The Fund’s shares are priced (purchased and redeemed) in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a substantial portion of the Fund’s assets may be denominated in foreign (non-U.S.) currencies and income received by the Fund from many of its investments may be paid in foreign currencies. Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign currencies, securities denominated in foreign currencies, derivatives that provide exposure to foreign currencies, and the Fund’s income available for distribution. The values of foreign currencies, securities denominated in foreign currencies or derivatives that provide exposure to foreign currencies may be adversely affected by currency exchange rates, currency exchange control regulations, foreign withholding taxes, restrictions or prohibitions on the repatriation of foreign currencies, changes in supply and demand in the currency exchange markets, actual or perceived changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks, or supranational agencies such as the International Monetary Fund, and currency controls or other political and economic developments in the U.S. or abroad. The local emerging market currencies in which the Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries. To the extent the Fund has invested in debt instruments of companies located or doing business in foreign markets and that have issued debt instruments denominated in U.S. dollars, fluctuations in currency exchange rates could also negatively impact such investments. For example, increases in the value of the U.S. dollar relative to its value at the time the debt was issued can increase the costs of interest and repayment to the issuer and could result in defaults on an issuer’s debt obligations.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of the Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount to U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.

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Some of the local currencies in which the Fund may invest are neither freely convertible into one of the major currencies nor internationally traded. The local currencies may be convertible into other currencies only inside the relevant emerging market where the limited availability of such other currencies may tend to inflate their values relative to the local currency in question. Such internal exchange markets can therefore be said to be neither liquid nor competitive. In addition, many of the currencies of Emerging Market Countries in which the Fund may invest have experienced steady devaluation relative to freely convertible currencies.

The Investment Manager may, but is not required to, attempt to mitigate (or “hedge”) the risks associated with currency fluctuations by entering into forward, futures and options or other contracts to purchase or sell the currency of denomination of any investment held by the Fund and any other currencies held by the Fund. Such contracts may not be available on favorable terms or in all of the currencies in which the Fund may invest from time to time. In the case of hedging positions, currency risk includes the risk that the currency to which the Fund has obtained exposure declines in value relative to the foreign currency being hedged. In such event, the Fund may realize a loss on the hedging instrument at the same time the Fund is realizing a loss on the currency being hedged. There is no assurance that any such hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

The Fund may use derivatives to acquire positions in currencies whose value the Investment Manager expects to correlate with the value of currencies the Fund owns, currencies the Investment Manager wants the Fund to own, or currencies the Fund is exposed to through its investments. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money on its holdings of a particular currency and also lose money on the derivative. The Fund may also take overweighted or underweighted currency positions and/or alter the currency exposure of the securities in which it has invested. As a result, its currency exposure may differ (in some cases significantly) from the currency exposure of its security investments.

Derivatives transactions, especially forward currency contracts and currency-related futures contracts and swap agreements, may involve significant amounts of currency risk.

•	Derivatives Risk. Investing in derivative instruments may be considered risky and involves correlation, documentation, counterparty, interest rate, leverage, liquidity, market, management, and valuation risks and the risk of losing more than the principal amount invested.

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indexes). The Fund may invest in a variety of derivative instruments for investment or risk management purposes. The Fund may use derivatives to gain exposure to securities markets in which it may invest. The Fund may also use derivatives to add leverage to its portfolio. The values of the derivatives may be highly volatile. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative instruments include, but are not limited to, option contracts (including options on futures contracts), participation notes, futures and forward contracts, swap agreements (including total return, interest rate and credit-default swaps) and short sales. The Fund may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this prospectus, such as currency risk, liquidity risk, interest rate risk, issuer risk, credit risk, leverage risk, counterparty risk, management risk and, if applicable, small and mid-sized companies risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions for investment exposure or to reduce exposure to risks when that would be beneficial. The Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged. The Fund’s use of derivatives also may affect the character and/or timing of income received and increase the amount of or accelerate taxes payable by shareholders of the Fund.

Many derivative transactions are “over-the-counter” (not entered on an exchange or contract market or held through a clearing house); as a result, the value of such a derivative transaction will depend on the ability and willingness of the Fund’s counterparty to perform its obligations under the transaction. See “Over-the-Counter Risk.” The Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund.

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•	Emerging Markets Risk. Investing in emerging market securities and currencies entails all of the risks of investing in foreign (non-U.S.) investments (see “Foreign Investment Risk”), but to a heightened degree. Compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, greater custody risk, and certain special risks associated with smaller companies. Additional risks of emerging market securities may include: greater political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund is exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater risk of default (by both government and private issuers); more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; less developed legal systems; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

Certain Emerging Market Countries may impose restrictions on foreign investment and repatriation of investment income and capital. In addition, foreign investors, including the Fund, may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, nationalization or the creation of government monopolies. The currencies of Emerging Market Countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. See “Currency Risk.” Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain Emerging Market Countries. Emerging market securities may trade in more limited volume than comparable securities in developed foreign markets.

Emerging market securities may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security, all of which would negatively affect the Fund’s performance.

Custody services in many Emerging Market Countries remain undeveloped and, although the Fund’s custodian and the Investment Manager will seek to establish control mechanisms, including the selection of sub-custodians, nominees or agents (“Sub-custodians”) to register securities on behalf of the Fund and perform regular checks of entries on relevant securities registers to ensure that the Fund’s interests continue to be recorded, there is a transaction and custody risk of dealing in securities of Emerging Market Countries.

Although the Fund’s custodian will seek to satisfy itself that each Sub-custodian selected to provide for the safe custody or control of the Fund’s investments is fit and proper and that arrangements are in place to safeguard the interests of shareholders of the Fund, under the Fund’s agreement with the custodian, the custodian will only be liable for certain limited acts of the Sub-custodian (e.g., fraud). The Fund may therefore have a potential exposure on the default of any Sub-custodian and, as a result, many of the protections which would normally be provided to an investment fund by a trustee, custodian or Sub-custodian will not be available to the Fund.

It must be appreciated that the Fund will be investing in Emerging Market Countries where the current law and market practice carry fewer safeguards than in more developed markets, including the protection of client securities against claims from general creditors in the event of the insolvency of an agent selected to hold securities on behalf of the Fund and that the custodian, the Investment Manager and the Fund’s administrator have assumed no liability for losses resulting from the Fund acting in accordance with such practice.

•	Equity Securities Risk. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent the Fund invests in equity-related instruments it will also be subject to these risks.

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The Fund may invest in equity securities of companies that its Investment Manager believes will experience relatively rapid earnings growth (growth securities) or that its Investment Manager believes are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If the Investment Manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the Investment Manager anticipates.

•	Focused Investment Risk. Focusing the Fund’s investments in a small number of issuers, industries or foreign currencies increases risk. A fund that invests a significant portion of its assets in a relatively small number of issuers, industries or foreign currencies may involve more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the fund’s net asset value.

The Fund may be subject to increased risk to the extent it focuses its investments in securities denominated in a particular foreign currency. Similarly, if the Fund focuses its investments in a certain type of issuer, it will be particularly vulnerable to events affecting such type of issuer. Also, the Fund may have greater risk to the extent it invests a substantial portion of its assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments.

Furthermore, certain issuers and industries may be adversely affected by the impacts of climate change on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

•	Foreign Investment Risk. Investments in foreign (non-U.S.) issuers, directly or through use of depositary receipts, may be negatively affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes, and investing in foreign securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers.

Investing in foreign securities involves a possibility of nationalization or expropriation of assets, confiscatory taxation, embargoes or economic sanctions on a country, sector or issuer, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. The costs of investing in foreign countries are frequently higher than the costs of investing in the United States.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, the Fund may have limited recourse available to it. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those countries.

Special tax considerations apply to the Fund’s investments in foreign securities. Gross proceeds received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its income available for distribution to shareholders.

In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions to shareholders.

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•	Geographic Focus Risk. The Fund may be particularly susceptible to economic, political or regulatory events affecting those countries or geographic regions in which the Fund focuses its investments. To the extent that the Fund invests a substantial amount of its assets in a particular country or geographic region it will be subject to higher levels of risk and volatility than other mutual funds that are more geographically diversified because the Fund will generally have heightened exposure to regional economic, political, regulatory or other risks associated with that country or region.

•	Inflation/Deflation Risk. The value of the Fund’s investments and the income from its investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

•	Interest Rate Risk. Debt and other securities and instruments may decline in value due to changes in interest rates, the extended duration of principal payments at below-market interest rates, and/or prepayment. Interest rate risk is the risk that the values of debt securities and other instruments in the Fund’s portfolio will decline because of increases in market interest rates. This risk may be particularly acute because market interest rates are at historically low levels.

The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities as well as for debt obligations that do not pay interest, such as zero coupon and principal-only securities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

During periods of rising interest rates, the average life of certain types of securities (e.g., mortgage-backed securities) may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

The Fund may invest in variable- and floating-rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed-rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable- and floating-rate instruments generally will not increase in value if interest rates decline. The Fund may also invest in inverse floating-rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed-rate debt obligations with similar credit quality. To the extent the Fund holds variable- or floating-rate instruments, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Many derivatives transactions, especially interest rate swap agreements, involve significant amounts of interest rate risk.

•	Investments in Pooled Vehicles Risk. Investing in another investment company or pooled vehicle, including closed-end funds, trusts, and ETFs, subjects the Fund to that company’s risks. As a shareholder in an investment company or pooled vehicle, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the investment company’s or pooled vehicle’s expenses, including advisory and administrative fees, and the Fund would at the same time continue to pay its own fees and expenses. ETFs issue redeemable securities, but because these securities may only be redeemed in kind in significant amounts, investors generally buy and sell shares in transactions on securities exchanges. Investments in other investment companies may be subject to investment or redemption limitations or special charges, such as redemption fees. To the extent the Fund invests in other investment companies or other pooled vehicles, it is exposed to the risk that the other investment companies or pooled vehicles do not perform as expected. Investments in certain investment companies or pooled vehicles, e.g., certain hedge or private equity funds, may be highly illiquid and their values may be extremely volatile, including as a result of the use of investment leverage.

•	IPO Risk. Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available only for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

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•	Issuer Risk. The value of a security or instrument may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•	Lack of Operating History Risk. As of the date of this Prospectus, the Fund is newly organized and does not have an operating history for investors to evaluate and may not achieve desired asset levels to maximize investment and operational efficiencies. Therefore, investors have no performance or operating history to evaluate and Fund expenses may be higher than other mutual funds of greater size.

•	Large Shareholder Risk. To the extent that shares of the Fund are purchased or held by large shareholders (e.g., institutional investors or other funds), the Fund is subject to the risk that these shareholders will purchase or redeem Fund shares in large amounts and/or on a frequent basis. These transactions could adversely affect the Fund if it is forced to sell portfolio securities to raise the cash that is necessary to satisfy shareholder redemption requests or purchase portfolio securities to invest cash. This risk is particularly pronounced when one shareholder owns a substantial portion of the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to maintain a large cash position, is delayed in investing new cash, or must sell investments (or invest cash) at times when it would not otherwise do so. These transactions also may accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and also may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent the Fund’s ability to use tax equalization.

•	Leverage Risk. The use of leverage (i.e., where the Fund’s exposure to securities, assets, or currencies exceeds its net asset value) will increase the volatility of the Fund’s investment portfolio and magnify the Fund’s investment losses or gains. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per share to a greater extent than if the Fund were not leveraged. The use of leverage is considered to be a risky investment practice and may result in losses to the Fund.

Transactions that involve leverage include reverse repurchase agreements, borrowings, loans of portfolio securities, short sales, when issued, delayed delivery and forward commitment transactions, and derivatives (e.g., swaps, futures, participation notes and forward contracts). Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations to meet asset segregation requirements. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund’s portfolio will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it avails itself of the right to delay payment on a redemption. In addition, the Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

•	Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase, sell or close out. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investments in foreign securities, especially emerging market securities, derivatives (in particular OTC derivatives), or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities are more susceptible to loss of value and their prices may decline more than other securities when markets decline generally. The effect of liquidity risk is particularly pronounced when low trading volume, lack of a market maker, a large position, or legal restrictions limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Illiquid securities may be highly volatile, difficult to value, and more likely to be fair valued than other securities.

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•	Management Risk. Because the Fund is actively managed, the Fund’s investment return depends on the ability of the Investment Manager to manage its portfolio successfully. The Fund’s Investment Manager and its Investment Team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund’s ability to achieve its investment objective depends upon the Investment Manager’s ability to select successfully investments and asset allocations. There is a risk that the Investment Manager may be incorrect in its analysis of economic trends, currencies, countries, industries, companies, and the relative attractiveness of asset classes or other matters.

•	Market Risk. The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting the economy, securities markets, or certain industries generally, including, for example, a decline in demand, labor or raw material shortages, increased production costs, regulation, or competitive industry conditions. In addition, it may decline due to general market conditions that are not specifically related to a company or industry or geographic area, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

The Fund is subject to the risk that geopolitical and other events will disrupt securities markets and adversely affect global economies and markets and thereby decrease the value of the Fund’s investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Fund. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this “Summary of Principal Risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment program for a period of time and achieving its investment objective. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis.

Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment and relatively high level of government intervention.

Recent instability in the financial markets has led governments around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The withdrawal of this support, failure of these efforts, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of the Fund’s securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, the issuers of such instruments, or the counterparties or agents with which the Fund trades, in ways that are unforeseeable or not fully understood or anticipated. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

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Governments or their agencies have and may in the future acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

The Fund is also subject to the risk that major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, may affect certain areas of the world, which may be economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner normally conducted.

At such times, the Fund’s exposure to the risks described elsewhere in this section, including market risk, liquidity risk, foreign investment risk, emerging markets risk, currency risk, and credit and counterparty risk, will likely increase, perhaps dramatically. Market disruptions can also prevent the Fund from implementing its investment programs for a period of time and achieving their investment objectives. For example, a disruption may cause the Fund’s derivative counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices or to offer such products on a more limited basis, or the current global economic crisis may limit a counterparty’s ability to satisfy its obligations.

•	Over-the-Counter Risk. Securities and derivatives traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk than securities principally traded on securities exchanges. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price. There can be no assurance that the Fund will be able to close out an over-the-counter position at an advantageous time or price.

“Over-the-counter” (or “OTC”) derivatives (such as forward foreign currency contracts and swap contracts) involve counterparty risk. To the extent the Fund uses swap contracts it is subject, in particular, to the creditworthiness of the contracts’ counterparties because some types of swap contracts have durations longer than six months (and, in some cases, a number of decades). In addition, the creditworthiness of a counterparty may be adversely affected by larger than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. OTC derivatives generally involve greater counterparty risk than exchange-traded derivatives. The Fund may have significant exposure to a single counterparty as a result of its use of swaps and other OTC derivatives.

•	Portfolio Turnover Risk. The investment policies of the Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements. A change in the securities held by the Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to the Fund, such as commissions, bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders as ordinary income). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. During periods when the Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced.

•	Small and Mid-Sized Companies Risk. Micro, small and mid-sized companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers’ earnings potential or assets.

•

Valuation Risk. Certain securities and instruments may be difficult to value, and to the extent the Fund sells a security or instrument at a price lower than that used to value the security, the Fund’s net asset value will be adversely affected. A portion of the Fund’s assets may be valued by the Investment Manager at fair value pursuant to guidelines established by the Board of Trustees. The Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent the Fund relies on a pricing service to value some or all of its

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portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon sale of a security. If the Fund has overvalued securities it holds, a shareholder may end up paying too much for the Fund’s shares. If the Fund underestimates the price of its portfolio securities, a shareholder may not receive the full market value for Fund shares upon redemption. When the Fund invests in other mutual funds or investment pools, it will generally value its investments in those funds or pools based on the valuations determined by the funds or pools, which may not be precisely the same as if the net assets of the funds or pools had been valued using the procedures employed by the Fund to value its own assets. Valuation risks may be particularly severe to the extent that the Fund invests in high yield securities, illiquid securities and derivative instruments because there may be less liquid markets for these instruments or market quotations may not be readily available for them.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings, together with additional information about portfolio holdings disclosure, is available in the SAI. In addition, the Investment Manager will periodically post information regarding the Fund’s portfolio holdings on the Fund’s website at www.ashmoregroup.com. The Fund’s policies with respect to the disclosure of portfolio holdings information are subject to change without notice.

MANAGEMENT OF THE FUND

Board of Trustees. The Board of Trustees of Ashmore Funds, a Massachusetts business trust (the “Trust”), of which the Fund is a separate series, has responsibility for the general oversight of the management of the Fund, including the general supervision of the Investment Manager and the Fund’s other service providers. The Board of Trustees is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust’s officers, and their present positions and principal occupations, is provided in the SAI.

Investment Manager. Under the terms of an Investment Management Agreement between the Trust and the Investment Manager with respect to the Fund (the “Investment Management Agreement”) and subject to the supervision of the Board of Trustees, Ashmore Investment Advisors Limited serves as the Fund’s Investment Manager and is responsible for managing, either directly or through others selected by it, the investments of the Fund. The Investment Manager’s principal business address is 61 Aldwych, London, United Kingdom, WC2B 4AE. Ashmore Investment Advisors Limited is a wholly owned subsidiary of Ashmore Investments (UK) Limited, which is a wholly-owned subsidiary of Ashmore Group plc (“Ashmore Group”), a company incorporated in England and Wales that is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. As of [                    ], the Investment Manager had under management assets of approximately $[        ] billion and the Investment Manager and its advisory affiliates that are owned by Ashmore Group had under management assets of approximately $[        ] billion in the aggregate.

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement with respect to the Fund will be available in the Trust’s report to shareholders for the Fund’s first fiscal period ended [                    ].

Management Fees. For the services provided to the Fund under the Investment Management Agreement, the Fund will pay the Investment Manager a monthly fee at the annual rate of [    ]% stated as a percentage of the Fund’s average daily net assets.

Expense Limitations and Waivers. The Investment Manager has contractually agreed to waive its fees or reimburse the Fund for certain other expenses to the extent that the Fund’s Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, interest expense, taxes, custodial credits, transfer agency credits, expense offset arrangements, and extraordinary expenses, which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses) for the Fund’s Class A, Class C or Institutional Class Shares exceed the percentage of the Fund’s average daily net assets attributable to the particular share class shown below. Under the Expense Limitation Agreement, the Investment Manager may recoup any amounts waived or reimbursed during the previous three fiscal years, provided total expenses, including such recoupment, do not exceed the applicable annual expense limit. The contractual expense limitation arrangement is expected to continue until at least [                    ]. After that date, the contractual agreement will be automatically extended for one year periods unless the Investment Manager provides written notice of its intention to terminate the contractual arrangement at least thirty (30) days prior to the end of a one year period. The arrangement may be terminated by the Trust, subject to approval by the Board of Trustees of the Trust, upon ninety (90) days’ written notice to the Investment Manager.

Class A	Class C		Institutional Class
[ ]%	[	]%	[	]%

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Portfolio Manager. The individual at the Investment Manager listed below has primary responsibility for the day-to-day management of the Fund.

Portfolio Manager	Since	Recent Professional Experience
[ ]	Inception	[ ]

Administrator. The Northern Trust Company (“Northern Trust”) serves as the administrator of the Fund. As administrator, Northern Trust manages the Fund’s administrative affairs and other business, including preparing various filings, reports, and contracts on behalf of the Fund, performing certain back office services, and providing the Fund with facilities, equipment and personnel.

Distributor. Ashmore Investment Management (US) Corporation (“AIMUS” or the “Distributor”), located at 122 East 42nd Street, New York, NY 10168, is the principal underwriter of shares of the Fund. AIMUS is not obligated to sell any specific amount of shares of the Fund and will purchase shares for resale only against orders for shares. AIMUS is an affiliate of the Investment Manager.

Additional Information

The Trustees of the Trust oversee generally the operations of the Fund and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Fund’s Investment Manager, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended third party (or other form of) beneficiaries of those contractual arrangements. The Trust’s and the Fund’s contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This Prospectus has been designed to meet the regulatory purpose of providing information concerning the Trust and the Fund that you should consider carefully in determining whether to purchase shares of the Funds. Neither this Prospectus, the SAI, nor the Fund’s registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Fund and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

HOW THE FUND’S SHARES ARE PRICED

The net asset value per share (“NAV”) of the Fund’s Class A, Class C and Institutional Class Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to the particular share class, less any liabilities, by the total number of shares outstanding of that class. The Fund’s shares are valued as of the close of regular trading (normally 4:00 p.m. Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open for regular trading. The Fund reserves the right to change the time its NAV is calculated under certain unusual circumstances, including, for example, in the event of an unscheduled halt or early close of trading on the NYSE.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are generally determined on the basis of last official closing prices or last reported sales prices on an exchange or other market, or if no closing prices or sales are reported, based on quotes or other market information obtained from a quotation reporting system, established market makers, or pricing services. Domestic and foreign debt securities and non-exchange traded derivatives are generally valued on the basis of quotes obtained from brokers and dealers or pricing services, in some cases, using data reflecting the earlier closing of the principal markets for those securities (e.g., certain foreign securities). Prices obtained from independent pricing services are based on information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain debt securities purchased on a delayed delivery basis are marked-to-market daily until settlement at the forward settlement date. Exchange traded options, futures and options on futures are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies, the Fund’s NAV will be calculated based upon the NAVs of such investments. The prospectuses for these open-end management investment companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

If the Fund believes a non-U.S. (foreign) security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security will be valued at fair value based on procedures approved by the Board of Trustees. The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. The Fund may use fair value pricing more frequently for foreign securities or assets because, among other things, many foreign markets close

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well before the NAV of the Fund’s shares is next calculated. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign securities on days when the Trust is not open for business, which may result in the values of the Fund’s portfolio investments being affected when you are unable to buy, sell or exchange shares of the Fund.

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. Foreign exchange rates are calculated as of 4:00 p.m. Eastern time on each day that the NYSE is open for regular trading. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares of the Fund. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Investment Manager the responsibility for applying the valuation methods. For instance, certain securities or other assets for which market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees.

In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the Board approved valuation methods, the fair value of the security or asset will be determined in good faith by the Board of Trustees, generally based upon recommendations provided by the Investment Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the Fund’s NAV calculation time, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Fund may also determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Board has delegated to the Investment Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

When the Fund uses fair value pricing to determine the NAV of its shares, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at its direction believe accurately reflects fair value. Fair value pricing may require subjective determinations about the value of a security or asset. While the Fund’s policies are intended to result in a calculation of the Fund’s NAV that fairly reflects security and asset values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security or asset if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund for purposes of calculating the NAV of the Fund’s shares.

CLASSES OF SHARES

The Fund offers investors Class A , Class C and Institutional Class Shares. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

Class A and Class C Shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums described below under “How to Buy Shares—Class A and Class C Shares.” Institutional Class Shares are offered primarily for direct investment by pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals, subject to the satisfaction of investments minimums described below under “How to Buy Shares—Institutional Class.” Subject to eligibility, the class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each share class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the SAI, which may be obtained free of charge by calling 866-876-8294.

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Institutional Class Shares

•	Institutional Class Shares are not subject to an initial sales charge, Rule 12b-1 fees or contingent deferred sales charges (“CDSC”), but are subject to a minimum initial purchase of $1,000,000. See “How to Buy Shares—Institutional Class Shares” below.

Class A Shares

•	You pay an initial sales charge of up to 5.25% when you buy Class A Shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•	You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A Shares. Please see the SAI for details.

•	Class A Shares are subject to lower Rule 12b-1 fees than Class C Shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class C shareholders, but pay initial sales charges that do not apply to Class C Shares.

•	You normally pay no CDSC when you redeem Class A Shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A Shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A Shares without a sales charge. Please see the SAI for details.

Class C Shares

•	You do not pay an initial sales charge when you buy Class C Shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1% if you redeem Class C Shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors.

•	Class C Shares are subject to higher Rule 12b-1 fees than Class A Shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

The following provides additional information about the sales charges, distribution and servicing fees and other expenses associated with Class A and Class C Shares. Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See “Payments to Financial Intermediaries” in this Prospectus and the SAI for details.

Initial Sales Charges—Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A Shares of the Fund and describes information or records you may need to provide to the Fund’s transfer agent or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A Shares of the Fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors who purchase $1,000,000 or more of the Fund’s Class A Shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$99,999	5.54%	5.25%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%

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Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more of the series of the Trust, are summarized below and are described in greater detail in the SAI.

Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A Shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A Shares of one or more of the series of the Trust into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A Shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A Shares of one or more series of the Trust with the current aggregate net asset value of all Class A and Class C Shares of any series of the Trust held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

The term “Qualifying Investor” refers to:

(i)	an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member);

(ii)	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved;

or

(iii)	an employee benefit plan of a single employer.

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

For example, the following illustrates the operation of the Right of Accumulation:

•	Example: If a shareholder owned Class A Shares of the Ashmore Emerging Markets Corporate Debt Fund with a current net asset value of $30,000, Class A Shares of the Ashmore Emerging Markets Local Currency Bond Fund with a current net asset value of $40,000 and Class C Shares of the Ashmore Emerging Markets Hard Currency Debt Fund with a current net asset value of $20,000 and the shareholder wished to purchase Class A Shares of the Fund with a purchase price of $40,000 (including a sales charge), the sales charge for the $40,000 purchase would be at the 3.50% rate applicable to a single $130,000 purchase of Class A Shares of the Fund, rather than the 5.25% rate that would otherwise apply to a $40,000 purchase. The discount will be applied only to the current purchase (i.e., the $40,000 purchase), not to any previous transaction.

Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A Shares of the Fund by means of a written Letter of Intent, which expresses an intent to invest not less than $100,000 (or more) within a period of 13 months in Class A Shares of any series of the Trust. The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made subject to the sales charge that would apply to a single purchase of Class A Shares in the total dollar amount indicated in the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Up to the first 4% of the amount indicated in the letter of intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased in the prescribed time period.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A Shares of any series of the Trust at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The SAI contains more information regarding this program.

Method of Valuation of Accounts. To determine whether a shareholder qualifies for a reduction in the sales charge on a purchase of Class A Shares of the Fund, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales charge) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value. In addition to the programs summarized above, the Fund may sell its Class A Shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Fund; affiliates of the

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Investment Manager or the Distributor (and employees of the same); employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A Shares of the Fund issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at NAV and are not subject to any sales charges.

Required Shareholder Information and Records. In order for investors in Class A Shares of the Fund to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Fund’s transfer agent that the investor qualifies for such a reduction. If the transfer agent is not notified that the investor is eligible for these reductions, the transfer agent will be unable to ensure that the reduction is applied to the investor’s account.

An investor may have to provide certain information or records to his or her financial intermediary or the transfer agent to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund held in:

•	all of the investor’s accounts held directly with the Fund or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge, on its website at www.ashmoregroup.com, information regarding eliminations of and reductions in sales charges associated with the Fund and other series of the Trust.

Contingent Deferred Sales Charges (CDSCs)—Class A and Class C Shares

CDSCs on Class A Shares. Unless a waiver applies, investors who purchase $1,000,000 or more of Class A Shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A Shares without an initial sales charge or if you are eligible for a waiver of the CDSC.

CDSCs on Class C Shares. Unless you are eligible for a waiver, if you sell (redeem) your Class C Shares within the time periods specified below, you will pay a CDSC according to the following schedule. For investors investing in Class C Shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1.00%
Thereafter	0.00%

How CDSCs are Calculated. For purposes of calculating the CDSC, shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, any applicable CDSC will be based on either your original purchase price or the then current NAV of the shares being redeemed, whichever is lower. To illustrate this, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will first redeem the lot of shares that will incur the lowest CDSC.

Reductions and Waivers of CDSCs. The CDSCs on Class A and Class C Shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the SAI for details, which may be obtained free of charge by calling 866-876-8294.

Distribution and Servicing (12b-1) Plans—Class A and Class C Shares

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

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Class A Shares and Class C Shares each have a separate 12b-1 Plan. Class A Shares pay only servicing fees. Class C Shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

	Servicing Fee	Distribution Fee
Class A Shares	0.25%	None
Class C Shares	0.25%	0.75%

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class C Shares of the Fund do not pay initial sales charges, the distribution fees payable on Class C may, over time, cost you more than the initial sales charge imposed on Class A Shares of the Fund.

HOW TO BUY SHARES

This section and “How to Sell or Exchange Shares” below provide basic information about how to buy, sell (redeem) and exchange shares of the Fund. More detailed information about the Trust’s purchase, sale (redemption) and exchange arrangements for shares of the Fund is provided in the SAI, which may be obtained free of charge by calling 866-876-8294. The SAI provides more detailed information about the basic arrangements described below and also describes other special purchase, sale and exchange features offered by the Trust, including (i) wire transfer procedures, (ii) automatic purchase, exchange and withdrawal programs, (iii) programs that establish a link from your Fund account to your bank account, (iv) special arrangements for tax-qualified retirement plans, (v) investment programs that allow you to reduce or eliminate initial sales charges, and (vi) categories of investors that are eligible for waivers or reductions of initial shares charges and CDSCs.

Class A and Class C Shares

Investors may purchase Class A or Class C Shares of the Fund at the relevant NAV per share, plus any applicable sales charge for Class A Shares, subject to the following minimum investment amounts:

Minimum Initial Investment	Minimum Subsequent Investments
$1,000	$50

The Trust may lower or waive these minimum investment amounts for certain categories of investors. The Trust currently waives the minimum initial investment amount for (i) qualified retirement plans, (ii) clients of certain advisers or investment programs (e.g., institutional consultants and family offices) where the advisers or program sponsors charge a fixed-fee for their services and are not paid any compensation by the Fund or other series of the Trust, the Distributor or the Investment Manager for services the adviser or program sponsor provides to its clients, (iii) current and former Trustees of the Trust; and (iv) officers, directors and employees of the Trust, the Investment Manager and the Investment Manager’s affiliates. In order to be eligible to invest in Institutional Class Shares below the above minimums through an advisory or investment program, your adviser or investment program sponsor must have a special arrangement with the Distributor that permits such investments. Please see the SAI for additional details.

Class A and Class C Shares of the Fund are generally available for purchase by all investors, subject to satisfaction of the investment minimums noted above. Class A and Class C Shares may be sold through financial intermediaries, including brokers, dealers, insurance companies, third party administrators and banks (“financial intermediaries”) that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. Class A and Class C Shares are also available for purchase directly from the Trust.

Class A and Class C Shares of the Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Fund’s transfer agent for execution.

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The Fund sells its Class A and Class C Shares at their NAV, plus any applicable sales charge for Class A Shares, next determined after receipt of your purchase request in good order (a purchase request is in good order if it meets the requirements set out below and, if applicable, in the Account Application, and otherwise meets the requirements implemented from time to time by the Fund’s transfer agent or the Fund.) In order for you to receive the Fund’s next determined NAV, the Fund or a financial intermediary authorized to receive orders on behalf of the Fund effective as of the time of their receipt (“Authorized Financial Intermediaries”) must receive your order before the close of trading on the NYSE (normally 4:00 p.m., Eastern time), and, in the case of a request furnished to an Authorized Financial Intermediary, the request must subsequently be communicated properly and timely to the Fund. All other orders submitted through financial intermediaries will be processed using the NAV next determined after the Fund receives the order from the financial intermediary in proper order. Because intermediaries’ processing times may vary, please ask your financial intermediary or plan administrator, if any, when your account will be credited. The Trust and the Distributor reserve the right to reject any request to purchase shares of the Fund.

If you purchase Class A or Class C Shares of the Fund through your broker, dealer or other financial intermediary, the financial intermediary may establish higher minimum investment requirements than the Trust. Financial intermediaries and their designees may also charge investors a fee for effecting transactions in shares of the Fund and additional amounts (which may vary) in return for their services, in addition to any fees the Fund charges. Please consult a representative of your financial intermediary for further information. Shares of the Fund you purchase through your financial intermediary will normally be held in your account with that firm.

Purchases by check. To purchase shares by check, you should mail a check (in U.S. dollars) payable to the Fund in which you wish to invest at the address specified below. The Fund’s transfer agent will not accept third-party checks or starter checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL	OVERNIGHT OR EXPRESS MAIL
Ashmore Funds c/o The Northern Trust Company PO Box 4766 Chicago, IL 60680-4766	Ashmore Funds c/o The Northern Trust Company 801 South Canal Street C5S Chicago, IL 60607

For initial purchases, a completed Account Application must accompany your check. An Account Application to purchase Class A or Class C Shares of the Fund may be obtained by calling the Fund’s transfer agent, Northern Trust, at 866-876-8294 or going to www.ashmoregroup.com. Additional documentation may be required in accordance with the USA PATRIOT Act.

Orders sent to the transfer agent’s P.O. Box are not deemed “received” until they arrive at the transfer agent’s facility. This may affect the date on which they are processed.

Purchases by bank wire. You may purchase shares by making your initial investment by wire. A completed Account Application, which may be obtained by calling the Fund’s transfer agent, Northern Trust, at 866-876-8294 or by going to www.ashmoregroup.com, must precede your order. Upon receipt of the Account Application, the transfer agent will assign you an account number. The transfer agent will process wire orders received prior to the close of trading on the NYSE (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading at the NAV next determined as of the end of that day. The transfer agent will process wire orders received after that time at the next determined NAV. Please call the transfer agent at 866-876-8294 to give notice that you will send funds by wire and obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

The Northern Trust Company

50 S. LaSalle St.

Chicago, IL 60607

ABA No.: 071000152

Account: 5201694000

Reference: ASH1034FFFAAAAAAA where FFF is the fund # and AAAAAAA is the account #

(ex: ASH10340131234567)

The Fund’s transfer agent will not process your purchase until it receives the wired funds.

Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

Automatic purchases. After your initial purchase of Class A or Class C Shares, you can make regular additional investments of $50 or more per month or quarter in Class A or Class C Shares of the Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call 866-876-8294. If you purchase shares through a financial intermediary, your financial intermediary may also provide automatic purchase options. Please contact your financial intermediary for details.

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Purchases in kind. Investors may purchase Class A or Class C Shares of the Fund for cash or in exchange for securities, subject to the determination by the Investment Manager in its discretion that the securities are acceptable and that such a transaction is in the best interests of the Fund. (For purposes of determining whether securities will be acceptable, the Investment Manager will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If the Fund receives securities from an investor in exchange for shares of the Fund, the Fund will, under some circumstances, have the same tax basis in the securities as the investor had prior to the exchange (and the Fund’s gain for tax purposes would be calculated with regard to the investor’s tax basis), and in such cases the Fund’s holding period in those securities would include the investor’s holding period. Any gain on the sale of securities received in exchange for shares of the Fund would be subject to distribution as capital gain to all of the Fund’s shareholders. (In some circumstances, receipt of securities from an investor in exchange for shares of the Fund may be a taxable transaction to the investor, in which case the Fund’s tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Fund values securities accepted by the Investment Manager in the same manner as the Fund’s other portfolio securities, as of the time of the next determination of the Fund’s NAV. Although the Fund seeks to determine the market value of securities contributed to the Fund, any valuation that does not reflect market value may dilute the interests of the purchasing shareholder or the other shareholders of the Fund. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone the transfer agent at 866-876-8294, their Ashmore client representative, or other financial intermediary.

Other information. The Fund does not issue share certificates. The Trust and its service providers generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests.

Institutional Class Shares

Investors may purchase Institutional Class Shares of the Fund at the relevant NAV per share without a sales charge, subject to the following minimum investment amounts:

Minimum Initial Investment	Minimum Subsequent Investments
$1,000,000	$5,000

The Trust may lower or waive these minimum investment amounts for certain categories of investors. The Trust currently waives the minimum initial investment amount for (i) qualified retirement plans and other employee benefit plans, (ii) 529 plans, (iii) clients of certain fee-based advisers, fee-based investment programs, including wrap fee programs, or other fee-based investment platforms, (iv) group variable annuities, (v) current and former Trustees of the Trust; (vi) officers, directors and employees of the Trust, the Investment Manager and the Investment Manager’s affiliates, and (vii) certain other investors pursuant to procedures adopted by the Board of Trustees. In order to be eligible to invest in Institutional Class Shares below the above minimums through a fee-based adviser, fee-based investment program or fee-based investment platform, your adviser, investment program or investment platform must have a special arrangement with the Distributor that permits such investments. Please see the SAI for additional details.

Institutional Class Shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class Shares may also be offered through certain fund networks and financial intermediaries (“financial intermediaries”) that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.

Institutional Class Shares of the Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Fund’s transfer agent for execution.

The Fund sells its Institutional Class Shares at their NAV next determined after receipt of your purchase request in good order (a purchase request is in good order if it meets the requirements set out below and, if applicable, in the Account Application, and otherwise meets the requirements implemented from time to time by the Fund’s transfer agent or the Fund.) In order for you to receive the Fund’s next determined NAV, the Fund or a financial intermediary authorized to receive orders on behalf of the Fund effective as of the time of their receipt (“Authorized Financial Intermediaries”) must receive your order before the close of trading on the NYSE (normally 4:00 p.m., Eastern time), and, in the case of a request furnished to an Authorized Financial Intermediary, the request must

26

subsequently be communicated properly and timely to the Fund. All other orders submitted through financial intermediaries will be processed using the NAV next determined after the Fund receives the order from the financial intermediary in proper order. Because intermediaries’ processing times may vary, please ask your financial intermediary or plan administrator, if any, when your account will be credited. The Trust and the Distributor reserve the right to reject any request to purchase shares of the Fund.

Plan administrators, brokers or other financial intermediaries and their designees may charge investors a fee for effecting transactions in shares of the Fund, in addition to any fees the Fund charges. Please consult a representative of your financial intermediary for further information.

Purchases by check. To purchase shares by check, you should mail a check (in U.S. dollars) payable to the Fund in which you wish to invest at the address specified below. The Fund’s transfer agent will not accept third-party checks or starter checks. You should direct your check and your completed Account Application as follows:

REGULAR MAIL	OVERNIGHT OR EXPRESS MAIL
Ashmore Funds c/o The Northern Trust Company PO Box 4766 Chicago, IL 60680-4766	Ashmore Funds c/o The Northern Trust Company 801 South Canal Street C5S Chicago, IL 60607

For initial purchases, a completed Account Application must accompany your check. An Account Application to purchase Institutional Class of the Fund may be obtained by calling the Fund’s transfer agent, Northern Trust, at 866-876-8294 or going to www.ashmoregroup.com. Additional documentation may be required in accordance with the USA PATRIOT Act.

Orders sent to the transfer agent’s P.O. Box are not deemed “received” until they arrive at the transfer agent’s facility. This may affect the date on which they are processed.

Purchases by bank wire. You may purchase shares by making your initial investment by wire. A completed Account Application, which may be obtained by calling the Fund’s transfer agent, Northern Trust, at 866-876-8294 or by going to www.ashmoregroup.com, must precede your order. Upon receipt of the Account Application, the transfer agent will assign you an account number. The transfer agent will process wire orders received prior to the close of trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading at the NAV next determined as of the end of that day. The transfer agent will process wire orders received after that time at the next determined NAV. Please call the transfer agent at 866-876-8294 to give notice that you will send funds by wire and obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

The Northern Trust Company

50 S. LaSalle St.

Chicago, IL 60607

ABA No.: 071000152

Account: 5201694000

Reference: ASH1034FFFAAAAAAA where FFF is the fund # and AAAAAAA is the account #

(ex: ASH10340131234567)

The Fund’s transfer agent will not process your purchase until it receives the wired funds.

Acceptance of your order may be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

Automatic purchases. After your initial purchase of Institutional Class Shares, you can make regular additional investments of $100 or more per month or quarter in Institutional Class Shares of the Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call 866-876-8294. If you purchase shares through a financial intermediary, your financial intermediary may also provide automatic purchase options. Please contact your financial intermediary for details.

Purchases in kind. Investors may purchase Institutional Class Shares of the Fund for cash or in exchange for securities, subject to the determination by the Investment Manager in its discretion that the securities are acceptable and that such a transaction is in the best interests of the Fund. (For purposes of determining whether securities will be acceptable, the Investment Manager will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If the Fund receives securities from an investor in exchange for shares of the Fund, the Fund will, under some circumstances, have the same tax basis in the securities as the investor had prior to the exchange (and the Fund’s gain for tax purposes would be calculated with regard to the investor’s tax basis), and in such cases the Fund’s holding period in those securities would include the investor’s holding period. Any gain on the sale of securities received in exchange for shares of the Fund

27

would be subject to distribution as capital gain to all of the Fund’s shareholders. (In some circumstances, receipt of securities from an investor in exchange for shares of the Fund may be a taxable transaction to the investor, in which case the Fund’s tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Fund values securities accepted by the Investment Manager in the same manner as the Fund’s other portfolio securities, as of the time of the next determination of the Fund’s NAV. Although the Fund seeks to determine the market value of securities contributed to the Fund, any valuation that does not reflect market value may dilute the interests of the purchasing shareholder or the other shareholders of the Fund. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone the transfer agent at 866-876-8294, their Ashmore client representative, or other financial intermediary.

Other information. The Fund does not issue share certificates. The Trust and its service providers generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests.

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HOW TO SELL OR EXCHANGE SHARES

When you may redeem or exchange Class A or Class C Shares. You may sell your Class A or Class C Shares back to the Fund or exchange your Class A or Class C Shares of the Fund for shares of the same class of another series of the Trust on any day the NYSE is open through your financial intermediary, by sending a letter of instruction to the Fund, or by calling the Fund’s transfer agent at 866-876-8294. When you sell your Class A or C Shares back to the Fund, you will receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. When you exchange your Class A or Class C Shares for shares of another series of the Trust in accordance with the Trust’s exchange privilege, you will not pay any initial sales charges or CDSCs, and the original purchase date(s) for the shares exchanged will carry over to your investment in the new series of the Trust for purposes of calculating any CDSC that you may pay upon redemption of the exchanged shares from the new series of the Trust.

In order for you to receive the Fund’s NAV determined on any day, the Fund or an Authorized Financial Intermediary must receive your redemption or exchange order before the close of trading on the NYSE (normally 4:00 p.m. Eastern time), and, in the case of a request furnished to an Authorized Financial Intermediary, the request must subsequently be communicated properly and timely to the Fund. All other orders submitted through financial intermediaries will be processed using the NAV next determined after the Fund receives the order from the financial intermediary in proper order. Because financial intermediaries’ processing times may vary, please ask your intermediary, if any, when your account will be credited. A redemption request is in good order if it includes the exact name in which the shares are registered, the shareholder’s account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration, although in certain circumstances you may need to submit additional documentation to redeem your shares. An exchange request is in good order if it includes the exact name in which the shares are registered, the shareholder’s account number, and the number of shares or the dollar amount of shares of the Fund to be exchanged and the shares of the Fund to be purchased in the exchange, and, for written requests, if it is signed in accordance with the account registration on record with the Fund, although in certain circumstances you may need to submit additional documentation to exchange your shares.

Currently, the Fund does not impose any exchange or redemption fees (other than any applicable CDSC). However, the redemption and exchange policies and fees charged by financial intermediaries may be different than those of the Fund. For instance, banks, brokers, dealers and other financial intermediaries may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming Class A or Class C Shares. Please consult a representative of your financial intermediary for further information.

For information on how to sell or exchange Class A or Class C Shares that were purchased through your employee benefit plan or employer-sponsored retirement plan, including any restrictions and charges that the plan may impose, please consult your employer or plan administrator.

Brokers, dealers and other financial intermediaries or other agents may charge investors a fee for effecting transactions in shares of the Fund, in addition to any fees the Fund charges.

For taxable shareholders, an exchange is generally a taxable event that will generate capital gains or losses, and special rules may apply in computing tax basis when determining a gain or loss. See “Taxes” in this Prospectus and “Taxes” in the SAI.

A bank, broker, dealer, or certain other financial institutions must guarantee the signature(s) of all account holders for any redemption request in excess of $100,000 and any redemption request if the proceeds are to be sent to an address or account other than the address or account on file with the transfer agent. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. A shareholder can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. The Fund may waive or require a Medallion signature guarantee under certain circumstances at the Fund’s sole discretion. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $100,000 per Ashmore Fund per day.

The Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Class A or Class C Shares by check, the Fund will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 10 calendar days from the purchase date.

The Trust and its service providers generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests.

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When you may redeem or exchange Institutional Class Shares. You may sell your Institutional Class Shares back to the Fund or exchange your Institutional Class Shares of the Fund for Institutional Class Shares of another series of the Trust on any day the NYSE is open by sending a letter of instruction to the Fund, or by calling the Fund’s transfer agent at 866-876-8294. In order for you to receive the Fund’s NAV determined on any day, the Fund or an Authorized Financial Intermediary must receive your redemption or exchange order before the close of trading on the NYSE (normally 4:00 p.m., Eastern time), and, in the case of a request furnished to an Authorized Financial Intermediary, the request must subsequently be communicated properly and timely to the Fund. All other orders submitted through financial intermediaries will be processed using the NAV next determined after the Fund receives the order from the financial intermediary in proper order. Because financial intermediaries’ processing times may vary, please ask your intermediary, if any, when your account will be credited. A redemption request is in good order if it includes the exact name in which the shares are registered, the shareholder’s account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration, although in certain circumstances you may need to submit additional documentation to redeem your shares. An exchange request is in good order if it includes the exact name in which the shares are registered, the shareholder’s account number, and the number of shares or the dollar amount of shares of the Fund to be exchanged and the shares of the Fund to be purchased in the exchange, and, for written requests, if it is signed in accordance with the account registration on record with the Fund, although in certain circumstances you may need to submit additional documentation to exchange your shares.

Currently, the Fund does not impose any exchange or redemption fees on Institutional Class Shares. However, the redemption and exchange policies and fees charged by financial intermediaries may be different than those of the Fund. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming Institutional Class Shares. Please consult a representative of your financial intermediary for further information.

For information on how to sell or exchange Institutional Class Shares that were purchased through your employee benefit plan or employer-sponsored retirement plan, including any restrictions and charges that the plan may impose, please consult your employer or plan administrator.

Brokers, plan administrators or other agents or intermediaries may charge investors a fee for effecting transactions in shares of the Fund, in addition to any fees the Fund charges.

For taxable shareholders, an exchange is generally a taxable event that will generate capital gains or losses, and special rules may apply in computing tax basis when determining a gain or loss. See “Taxes” in this Prospectus and “Taxes” in the SAI.

A bank, broker, dealer, or certain other financial institutions must guarantee the signature(s) of all account holders for any redemption request if the proceeds are to be sent to an address or account other than the address or account on file with the transfer agent. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. A shareholder can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. The Fund may waive or require a Medallion signature guarantee under certain circumstances at the Fund’s sole discretion. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $100,000 per Ashmore Fund per day.

The Fund intends to pay redemption proceeds promptly and in any event within seven days after the request for redemption is received in good order. In case of emergencies or other unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Institutional Class Shares by check, the Fund will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 10 calendar days from the purchase date.

The Trust and its service providers generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests.

Involuntary redemptions. If, because of your redemptions, an account balance for the Fund falls below a minimum amount set by the Fund (presently $500 for Class A and Class C Shares and $500,000 for Institutional Class Shares), the Trust may choose to redeem the shares in the account and pay you for them, subject to applicable law. A shareholder will receive at least 30 days’ written notice before the Trust redeems such shares, and the shareholder may purchase additional shares to exceed the applicable minimum at any time prior to the end of the notice period to avoid a redemption. The Fund may also redeem shares in an account if the account holds shares of the Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

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Suspension. The Fund may suspend the right of redemption of the Fund or postpone payment by the Fund during any period when: (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists, making disposal of portfolio investments or determination of the Fund’s NAV not reasonably practicable.

Redemptions in kind. The Fund may redeem in kind, but does not expect to do so under normal circumstances. If the Fund redeems your shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the prices of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. The Trust may pay redemption proceeds in any amount with respect to the Fund in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. Notwithstanding the above, the Fund will pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the NAV of the Fund.

Cost basis reporting. When you redeem or exchange Fund shares, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally is required to report to you and the IRS on an IRS Form 1099-B cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the “wash sale” rules. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in the Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please contact the Fund at ashmail@ashmoregroup.com or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you.

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DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays distributions of its net investment income and net realized capital gain with the frequency shown below.

Fund	Net Investment Income	Net Realized Capital Gain
Ashmore Emerging Markets Growth Fund	Declared and Paid At Least Quarterly	Declared and Paid At Least Annually

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of the Fund;

•	Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional shares of the same class of the Fund;

•	Reinvest distributions from net investment income in additional shares of the same class of the Fund while receiving capital gain distributions in cash; or

•	Receive all distributions from net investment income and capital gain in cash.

You can change your distribution option by notifying your financial intermediary or The Northern Trust Company, in writing.

If you do not select an option when you open your account, all distributions will be reinvested in additional shares of the same class of the Fund making the distribution.

When you buy Fund shares, your method of payment will determine when distributions begin to accrue. For example, Fund shares purchased through a financial intermediary using the National Securities Clearing Corporation generally begin to earn distributions on the business day the Trust (or the transfer agent) receives payment for those shares. If you purchase Fund shares directly from the Trust by check or wire, those shares generally begin to earn distributions on the first business day following the day you placed your purchase order. Shares sold through a financial intermediary using the National Securities Clearing Corporation generally earn distributions until, but not including, the business day redemption proceeds are processed. Shares sold other than through a financial intermediary generally earn distributions until, but not including, the first business day following the day of redemption.

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FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, shareholders should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund or adversely affect its performance.

The Fund’s investment strategies may make the Fund more susceptible to market timing activities. Because the Fund will invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s non-U.S. portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Fund’s potential investment in high-yield or other securities that are thinly traded and more difficult to value. Such activities may have a detrimental effect on the Fund and its shareholders. For example, depending upon various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Fund’s portfolio securities. See “How the Fund’s Shares Are Priced” above for more information.

The Trust and the Distributor each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Distributor, the transaction may adversely affect the interests of the Fund or its shareholders.

The Trust seeks to deter and prevent abusive trading practices, and to reduce the associated risks, through a combination of methods. The Trust’s Board of Trustees has adopted policies and procedures that impose limits on the number of round trip investments (e.g., purchases into and sales out of the Fund) that a Fund shareholder may make in any twelve-month period. The Trust also monitors for trading, even within these limits, that may be harmful to long-term shareholders of the Fund. If the Trust determines in its discretion that a shareholder has engaged in excessive short-term trading, the Trust may bar such shareholder from making further purchases of the Fund’s shares. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity and trading activity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the Fund’s underlying beneficial owners. This makes it more difficult for the Trust and its service providers to identify short-term transactions in the Fund. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Fund or allow any brokers, retirement plan administrators, program sponsors or other intermediaries to apply their own policies designed to detect abusive trading practices, there can be no assurance of success in this regard.

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PAYMENTS TO FINANCIAL INTERMEDIARIES

Some or all of the sales charges, distribution fees and servicing fees on Class A and Class C Shares described under “Classes of Shares” above are paid or “reallowed” to the financial intermediary through which you purchase your shares. With respect to Class C Shares, the financial intermediaries are also paid, at the time of your purchase, a commission equal to 1.00% of your investment in Class C Shares. Please see the SAI for details. A financial intermediary is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial intermediaries include brokers, dealers, insurance companies, third party administrators and banks.

In addition, for all classes of shares, the Distributor, the Investment Manager and their affiliates from time to time may make payments such as cash bonuses or provide other incentives to selected financial intermediaries as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial intermediaries’ financial consultants and their customers, placing the Fund on the financial intermediaries’ preferred or recommended fund list, granting the Distributor, the Investment Manager or their affiliates access to the financial intermediaries’ financial consultants, providing assistance in training and educating the financial intermediaries’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from intermediary to intermediary. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings. Financial intermediaries include brokers, dealers, insurance companies, third party administrators and banks.

A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, all other series of the Trust, other funds sponsored by the Investment Manager and/or a particular class of shares, possibly during a specified period of time. The Distributor, the Investment Manager and their affiliates may also make payments to certain participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in the Fund and the quality of the financial intermediary’s relationship with the Distributor or the Investment Manager. The additional payments described above are made at the expense of the Distributor, the Investment Manager and their affiliates. These payments are made to financial intermediaries selected by the Distributor or the Investment Manager, generally to the intermediaries that have sold significant amounts of shares of the Fund, other series of the Trust, or other Ashmore-sponsored funds. In certain cases, these payments are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to a formula, the Distributor, the Investment Manager and their affiliates may make payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formula. There may be a few relationships on different bases.

The Distributor, the Investment Manager and their affiliates, at their own expense and out of their own assets, may also provide compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Fund or other series of the Trust. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

Representatives of the Distributor, the Investment Manager or their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund uses financial intermediaries that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund and the Investment Manager will not consider the sale of Fund shares as a factor when choosing financial intermediaries to effect those transactions.

Payments for other services. The Fund may make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services. The Distributor, the Investment Manager or any of their affiliates may also, from time to time, make such payments to financial intermediaries out of their own resources and without additional cost to the Fund or its shareholders. These financial intermediaries are firms that, for compensation, provide certain administrative and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks (including bank trust departments), retirement plan and qualified tuition program administrators, third-party administrators, and insurance companies.

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In some cases, a financial intermediary may hold its clients’ shares of the Fund in nominee or street name. Financial intermediaries may provide shareholder services, which may include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Fund or by the Distributor, the Investment Manager or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid to different financial intermediaries varies. In addition, the Fund or the Distributor, the Investment Manager and their affiliates may also make payments to financial intermediaries to offset the cost associated with processing transactions in Fund shares or to pay financial intermediaries one-time charges for setting up access for the Fund on particular platforms, as well as transaction fees, or per position fees.

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TAXES

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Fund; it does not address any foreign, state, or local tax consequences, and it may not apply to certain types of shareholders such as insurance companies, financial institutions, broker-dealers, retirement plans or foreign shareholders (defined below). Each shareholder should consult a tax adviser for more information on the consequences of an investment in the Fund in light of the shareholder’s own tax situation, including possible foreign, federal, state or local taxes.

The Fund intends to meet the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) with respect to sources of income and diversification of assets necessary to qualify for treatment as a regulated investment company (a “RIC”) and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Fund also intends to meet certain distribution requirements such that it is not subject to U.S. federal income or excise tax in general. The Fund’s intention to qualify for treatment as a RIC may limit its ability to acquire or continue to hold positions that it would otherwise hold or acquire or may require it to engage in transactions it would not otherwise engage in (resulting in transaction costs), and may therefore negatively affect its return to shareholders.

If the Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. The Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions, before requalifying as a regulated investment company that is accorded special tax treatment.

Taxation of Fund Distributions. For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Tax rules can alter the Fund’s holding period in securities and thereby affect the tax treatment of gain or loss on such securities. In general, the Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of the excess of net long-term capital gains over net short-term capital losses, in each case taking into account any loss carryforwards, that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be treated as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

Distributions reported by the Fund as “qualified dividend income” are taxable to individuals at the rate that applies to net capital gain, provided that both the shareholder and the Fund meet certain holding period and other requirements.

A 3.8% Medicare contribution tax is imposed on the net investment income of certain individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in the Fund.

Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after a shareholder purchases shares of the Fund, the dividend or distribution is taxable although it is in effect a return of capital to the shareholder. A shareholder can avoid this, if he or she chooses, by investing after the Fund has paid a dividend. Persons investing through tax-advantaged retirement accounts do not need to be concerned about this because distributions made to such accounts generally are not taxable. Persons investing through such an account should consult a tax advisor to determine the suitability of the Fund as an investment through the account and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such an account.

Sale or Exchange of Fund Shares. Any gain resulting from the sale, exchange or redemption of a shareholder’s shares will generally be taxable to the shareholder. Gains resulting from sales of shares held for more than one year generally are includible in a shareholder’s net capital gain and taxed to individuals at reduced rates, while gains resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

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Taxation of Certain Investments. The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities will generally be decreased. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to shareholders foreign income taxes that it has paid, such that taxable shareholders generally will be entitled to claim a credit or deduction with respect to those foreign taxes. In addition, certain of the Fund’s transactions in foreign securities, foreign currencies, or foreign currency derivatives may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Certain of the Fund’s investment practices, including derivative transactions and hedging activities, as well as the Fund’s investments in certain types of securities, including certain debt obligations issued or purchased at a discount, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (vii) cause adjustments in the holding periods of the Fund’s securities; or (viii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. Further, because the tax treatment of derivative transactions is in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level U.S. federal income or excise tax. In addition, the Fund may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of certain of these provisions, prevent disqualification of the Fund as a regulated investment company, or avoid incurring Fund-level tax.

Tax rules are not entirely clear about certain issues relating to investments by the Fund in debt obligations that are in the lowest rating categories, and the Fund will need to address these issues as they arise in order to seek to ensure that it continues to qualify as a regulated investment company. For more information, see the section entitled “Taxes” in the SAI.

Information. Early in each calendar year, the Fund will send its shareholders information setting forth the amount and tax status of any dividends or other distributions paid by the Fund during the previous year. Dividends and other distributions may also be subject to state, local and other taxes.

Backup Withholding. The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to a shareholder if: (i) the shareholder fails to provide the Fund (or its agent) with a correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund has been notified by the IRS that the shareholder is subject to backup withholding. The backup withholding tax rate is 28%. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, if any, provided that the shareholder furnishes the required information to the IRS.

Foreign Shareholders. In general, absent a statutory exemption, dividends other than Capital Gain Dividends paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate); Capital Gain Dividends paid to foreign shareholders are generally not subject to withholding. For more information, see the section entitled “Taxes” in the SAI.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

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FINANCIAL HIGHLIGHTS

The Ashmore Emerging Markets Growth Fund has not yet commenced operations as of the date of this Prospectus. Therefore, the Fund does not have a financial history.

SHAREHOLDER CORRESPONDENCE AND OTHER INFORMATION

Important Notice Regarding Delivery of Shareholder Documents. To avoid sending duplicate copies of materials to households, only one copy of the Fund’s annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the Fund’s records. However, any shareholder may contact The Northern Trust Company at 866-876-8294 to request that copies of these reports and prospectuses be sent personally to that shareholder. The Fund will begin sending individual copies to a shareholder within 30 days after the Fund receives the request.

If correspondence containing the proceeds of any distribution or redemption sent to a shareholder’s address of record is returned, then, unless the Fund’s transfer agent determines the shareholder’s new address, the transfer agent will reinvest those proceeds in the Fund from which the distribution or redemption was made at the then-current net asset value.

Notice Regarding Unclaimed Property: If no activity occurs in your account within the time period specified by applicable state law, your property may be transferred to the appropriate state.

USA PATRIOT ACT

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with the Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their NAV at the time of the redemption.

OTHER SERVICE PROVIDERS

Custodian. The Northern Trust Company, located at 801 S. Canal Street C5S, Chicago, IL 60607, is the Fund’s custodian. Northern Trust is responsible for safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager and performing other administrative duties.

Transfer Agent. Northern Trust also serves as the Fund’s transfer agent. As transfer agent, Northern Trust processes purchase and redemption orders, maintains records of Fund shareholders, and disburses dividends and other distributions.

GLOSSARY

Unless otherwise disclosed elsewhere in this Prospectus, the following terms have the following meanings:

Duration: is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than bond funds with shorter average portfolio durations. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Emerging Market Country: any country included by the International Monetary Fund in its list of Emerging and Developing Economies, any country which is considered a low-income, lower-middle-income, or upper-middle-income economy by the World Bank, and all countries represented in any widely-recognized index of emerging market securities (e.g., MSCI Emerging Market Index).

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Ashmore Funds

Ashmore Emerging Markets Growth Fund

The Fund has a Statement of Additional Information (“SAI”), and the Fund sends annual and semi-annual reports to shareholders (when available), which contain additional information about the Fund. In the Fund’s annual and semi-annual reports, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal period. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. You may get free copies of these materials, request other information about the Fund, or make shareholder inquiries by calling 866-876-8294. The Fund’s SAI and annual and semiannual report (when available) are available at: www.ashmoregroup.com.

You may review and copy information about the Fund, including the SAI, at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Fund on the SEC Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act, which is: 811-22468

ASHMORE FUNDS

c/o Ashmore Investment Advisors Limited

61 Aldwych

London WC2B 4AE

England

File No. 811-22468

STATEMENT OF ADDITIONAL INFORMATION

[            ], 2016

Ashmore Emerging Markets Corporate Debt Fund

Classes: Class A (ECDAX), Class C (ECDCX), Institutional Class (EMCIX)

Ashmore Emerging Markets Equity Fund

Classes: Class A (EMEAX), Class C (EMECX), Institutional Class (EMFIX)

Ashmore Emerging Markets Growth Fund

Classes: Class A ([    ]), Class C ([    ]), Institutional Class ([    ])

Ashmore Emerging Markets Frontier Equity Fund

Classes: Class A, (EFEAX), Class C (EFECX), Institutional Class (EFEIX)

Ashmore Emerging Markets Local Currency Bond Fund

Classes: Class A (ELBAX), Class C (ELBCX), Institutional Class (ELBIX)

Ashmore Emerging Markets Small-Cap Equity Fund

Classes: Class A (ESSAX), Class C (ESSCX), Institutional Class (ESCIX)

Ashmore Emerging Markets Equity Opportunities Fund

Classes: Class A (AEOAX), Class C (AEOCX), Institutional Class (AEOIX)

Ashmore Emerging Markets Hard Currency Debt Fund

Classes: Class A (ESDAX), Class C (ESDCX), Institutional Class (ESDIX)

Ashmore Emerging Markets Total Return Fund

Classes: Class A (EMKAX), Class C (EMKCX), Institutional Class (EMKIX)

Ashmore Emerging Markets Short Duration Fund

Classes: Class A (ESFAX), Class C (ESFCX), Institutional Class (ESFIX)

(each a “Fund” and, collectively, the “Funds”)

This Statement of Additional Information (“SAI”) is not a prospectus. Each Fund is a series of Ashmore Funds (the “Trust”). The Trust offers three classes of shares of each of the Funds: Class A, Class C and Institutional Class Shares. Shares of each Fund (except the Ashmore Emerging Markets Growth Fund) are offered through the “Existing Fund Prospectus”, dated [            ], 2016, as amended or supplemented from time to time. Shares of the Ashmore Emerging Markets Growth Fund are offered through the “New Fund Prospectus,” dated [            ], 2016, as amended or supplemented from time to time (collectively with the Existing Fund Prospectus, the “Prospectus”). Information for each Fund is as of the date noted. Investors may obtain free copies of the Prospectus by calling the Funds at 866-876-8294. This SAI contains information that may be useful to investors but which is not included in the Prospectus.

The audited financial statements of the Funds (except Ashmore Emerging Markets Equity Opportunities Fund and Ashmore Emerging Markets Growth Fund) and related report of the independent registered public accounting firm, contained in the annual reports to the Funds’ shareholders for the fiscal year ended October 31, 2015, are incorporated herein by reference in the section entitled “Financial Statements.” Copies of the annual reports may be obtained upon request and without charge by calling the Funds at 866-876-8294.

TRUST HISTORY

This SAI describes the Funds, which are separate series of Ashmore Funds (the “Trust”). The Trust is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on August 6, 2010 that currently consists of ten separate investment series. The Trust’s Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of The Commonwealth of Massachusetts. Ashmore Investment Advisors Limited (“Ashmore” or the “Investment Manager”) serves as investment manager to the Funds. The Investment Manager has retained Ashmore Equities Investment Management (US) LLC (“AEIM” or the “Subadviser”) to manage the portfolios of the Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Equity Opportunities Fund.

The Trust may, from time to time, create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information.

FUND CLASSIFICATION

Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act” or “1940 Act”). Each of Ashmore Emerging Markets Local Currency Bond Fund and Ashmore Emerging Markets Short Duration Fund is a “non-diversified” investment company under the 1940 Act. Each of Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Total Return Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Equity Opportunities Fund, and Ashmore Emerging Markets Growth Fund is a “diversified” investment company under the 1940 Act.

CAPITALIZATION AND SHARE CLASSES

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. Each of the Funds described in this SAI currently offer three classes of shares: Class A, Class C and Institutional Class Shares. Generally, expenses and liabilities incurred by or arising in connection with a particular series of the Trust or class of shares are allocated only to that series of the Trust or class of shares. Expenses and liabilities not incurred by or arising in connection with a particular class of a series of the Trust or series of the Trust are allocated in relation to the respective net asset value of each series of the Trust or on such other basis as the Trustees may in their discretion determine.

Shares of each series of the Trust entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each series of the Trust or class of shares when required by the 1940 Act or when the Trustees of the Trust have determined that the matter affects one or more series of the Trust or classes of shares materially differently. When a matter affects only the interests of one or more series of the Trust or classes of shares, only shareholders of those series of the Trust or classes of shares shall be entitled to vote on the matter. Shares have noncumulative voting rights. Shareholders have the right to call a meeting to elect or remove Trustees or to take other actions to the extent provided by the 1940 Act. Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trust and approved by the Trustees of the Trust, and if a Fund were liquidated, holders of each class of shares of that Fund would receive the net assets of that Fund attributable to the class of shares.

Pursuant to the Trust’s Declaration of Trust, the Trust has the unilateral right to redeem Fund shares held by a shareholder at any time: (i) if at such time such shareholder owns shares of a Fund or class of shares having an aggregate net asset value of less than an amount determined from time to time by the Trustees; (ii) to the extent that such shareholder owns shares equal to or in excess of a percentage determined from time to time by the

Trustees of the outstanding shares of the Trust or of a Fund or class of shares; (iii) if the Trustees determine that such shareholder is engaging in conduct that is harmful to the Trust or any Fund or class of shares; or (iv) if the Trustees otherwise determine such redemption to be necessary or appropriate, including to ensure a Fund’s compliance with applicable law.

INVESTMENT POLICIES AND STRATEGIES

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may employ other investment practices and may be subject to additional risks, which are described below in alphabetical order. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to particular Funds. Each Fund may engage in each of the practices described below unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies and restrictions of the Funds may be changed by the Board of Trustees without notice to shareholders or shareholder approval. In addition, each Fund may be subject to restrictions on its ability to utilize certain investments or investment techniques. Unless otherwise noted, these additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

The Funds’ subadviser, as applicable, and, in certain cases, portfolio managers, responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as the “Subadviser.”

Bank Capital Securities and Obligations

The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier II and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stock. Upper Tier II securities are often perpetual (with no maturity date), callable and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

The Funds may also invest in other bank obligations denominated in any currency, including certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates that are issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. A Fund may also hold funds on deposit with its custodian bank in an interest-bearing account for temporary purposes.

Borrowings

A Fund may be permitted to borrow for temporary purposes, for investment purposes and to more efficiently manage the portfolio. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed from a bank, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Funds may enter into, and make borrowings for temporary purposes related to the redemption of shares, including under a credit agreement with third-party lenders or the custodian. Such borrowings will be allocated among the series of the Trust pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money from a bank, a Fund may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings, but for which the Funds do not have to have 300% asset coverage. For a discussion of dollar rolls, see “Mortgage Dollar Rolls” below.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the security at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

A Fund also may engage in simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

A Fund will typically segregate or “earmark” assets determined to be liquid by the Investment Manager or Subadviser, as applicable, and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements, dollar rolls, sale-buybacks and other similar instruments and transactions will not be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. A Fund may invest in commercial paper of any credit quality consistent with such Fund’s investment objective and policies, including unrated commercial paper for which the Investment Manager has made a credit quality assessment. See Appendix B to this SAI for a description of the ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s, a division of the McGraw-Hill Companies (“S&P”) to commercial paper. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Commodity-Related Investments

The Funds may gain exposure to investment returns of commodities, including a range of assets with tangible properties, such as oil, natural gas, agricultural products (e.g., wheat, corn, and livestock), precious metals (e.g., gold and silver), industrial metals (e.g., copper), and other commodities (e.g., cocoa, coffee, and sugar). The Funds may obtain such exposure by investing in shares of other investment companies or other instruments, including structured notes, exchange-traded notes, interests in master limited partnerships, and derivative contracts whose values are based on the value of a commodity, commodity index, or other readily-measurable economic variables dependent upon changes in the value of commodities or the commodities markets (“commodity-related derivatives”).

The value of commodity-related derivatives fluctuates based on changes in the values of the underlying commodity, commodity index, futures contract, or other economic variable to which they are related. Additionally, economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying commodity or other relevant economic variable.

Commodity prices can be extremely volatile and may be directly or indirectly affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, and factors affecting a particular industry or commodity, such as drought, floods, or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international regulatory, political, and economic developments (e.g., regime changes and changes in economic activity levels). In addition, some commodities are subject to limited pricing flexibility because of supply and demand factors, and others are subject to broad price fluctuations as a result of the volatility of prices for certain raw materials and the instability of supplies of other materials.

Actions of and changes in governments, and political and economic instability, in commodity-producing and - exporting countries may affect the production and marketing of commodities. In addition, commodity-related industries throughout the world are subject to greater political, environmental, and other governmental regulation than many other industries. Changes in government policies and the need for regulatory approvals may adversely affect the products and services of companies in the commodities industries. For example, the exploration, development, and distribution of coal, oil, and gas in the United States are subject to significant federal and state regulation, which may affect rates of return on coal, oil, and gas and the kinds of services that the federal and state governments may offer to companies in those industries. In addition, compliance with environmental and other safety regulations has caused many companies in commodity-related industries to incur production delays and significant costs. Government regulation may also impede the development of new technologies. The effect of future regulations affecting commodity-related industries cannot be predicted.

A Fund’s investments in commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company (a “RIC”) for U.S. federal income tax purposes.

Convertible Securities and Synthetic Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable.

Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities also causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A third party or the Investment Manager or Subadviser, as applicable, also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income producing component”) and the right to acquire an equity security (“convertible component”).

The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Investment Manager or Subadviser, as applicable, believes that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost.

Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

The Funds also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Credit-Linked Trust Certificates

The Funds may invest in credit-linked trust certificates, which are investments in a limited purpose trust or other vehicle formed under state law which, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to the high yield or another fixed income market. For instance, a Fund may invest in credit-linked trust certificates as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available, including during the period when the net proceeds of this offering and any future offering are being invested.

Like an investment in a bond, investments in these credit-linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, counterparty and third party risk, interest rate risk and leverage risk. It is expected that the trusts which issue credit-linked trust certificates will constitute “private” investment companies, exempt from registration under the 1940 Act. Therefore, the certificates will be subject to the risks described under “Other Investment Companies,” and will not be subject to applicable investment limitations and other regulation imposed by the 1940 Act (although a Fund will remain subject to such limitations and regulation, including with respect to its investments in the certificates). Although the trusts are typically private investment companies, they are generally not actively managed such as a “hedge fund” might be. It is also expected that the certificates will be exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments. If market quotations are not readily available for the certificates, they will be valued by the Fund at fair value as determined by the Board of Trustees or persons acting at its direction.

Cyber Security Risk

With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, investment companies such as the Funds and their service providers may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks result from deliberate attacks, but unintentional events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Funds or their adviser, subadviser, custodians, transfer agent, and/or other third party service providers may adversely impact the Funds and their shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. The Funds also may incur substantial costs for cyber security risk management in order to guard against any cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While the Funds or their service providers may have established business continuity plans and systems designed to guard against such cyber-attacks or adverse effects of such attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different unknown threats may emerge in the future. Similar types of cyber security risks also are present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Debt Obligations

The Funds may invest in a variety of bonds and related debt obligations of varying maturities issued by, among others, Emerging Market Country issuers, banks and other business entities. Bonds include bills, notes, promissory notes, debentures, moral obligation bonds, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. Many of these obligations (e.g., promissory notes) are uncollateralized. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The Funds’ investments in bonds are often subject to a number of risks described in the Prospectus and/or elaborated upon elsewhere in this section of the Statement of Additional Information, including credit risk, high yield risk, interest rate risk, issuer risk, foreign investment risk, inflation/deflation risk, and liquidity risk.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise be desirable to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Funds may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Delayed funding loans and revolving credit facilities are considered to be debt obligations for the purposes of the Funds’ investment restriction relating to the lending of funds or assets by the Funds.

Derivative Instruments

The Funds may (but are not required to) use a variety of other derivative instruments (including both long and short positions) in an attempt to enhance the Funds’ investment returns, to more efficiently manage a Fund’s portfolio, to hedge against market and other risks in the portfolio, to add leverage to the portfolio and/or to obtain market exposure with reduced transaction costs. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities or related indexes. Examples of derivative instruments that the Funds may use include, but are not limited to, options contracts, participation notes, futures contracts, options on futures contracts and swap agreements (including total return and credit default swaps). The Funds may also engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by changes in the difference between such prices or interest rates, as the case may be, of the respective securities. The Funds may also have exposure to derivatives, such as interest rate or credit-default swaps, through investment in credit-linked trust certificates and other securities issued by special purpose or structured vehicles. If other types of financial instruments, including other types of options, futures contracts or futures options are traded in the future, the Funds may also use those instruments, provided that their use is consistent with each such Fund’s investment objective and policies.

Like the other investments of the Funds, the ability of a Fund to utilize derivative instruments successfully may depend in part upon the ability of the Investment Manager or Subadviser, as applicable, to assess the issuer’s credit characteristics and other macro-economic factors correctly. If the Investment Manager or Subadviser, as applicable, incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could lose money.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Investment Manager or Subadviser, as applicable, incorrectly forecasts market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. A Fund’s use of derivatives could affect the amount, timing and/or character of distributions to shareholders.

Options on Securities and Indexes. The Funds may purchase and sell put and call options on securities or indexes in standardized contracts traded on domestic or other securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of debt obligations from a dealer.

An option on a security (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Funds will “cover” their obligations when they write call options or put options. In the case of a call option on a debt obligation or other security, the option is covered if the applicable Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Investment Manager or Subadviser, as applicable, in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian or earmarked by the Fund) upon conversion or exchange of other securities held by the Fund.

A call option on a security is also “covered” if the Fund does not hold the underlying security or have the right to acquire it, but the Fund segregates or earmarks assets determined to be liquid by the Investment Manager or Subadviser, as applicable, in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option).

For a call option on an index, the option is covered if the applicable Fund maintains with its custodian liquid assets in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked liquid assets. A put option on a security or an index is covered if the Fund segregates or earmarks liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked liquid assets.

If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium the Fund received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

The Funds may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, a Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The Funds may write straddles (covered or uncovered) consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or earmark liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. As the writer of a call option on an individual security held in its portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies for investment purposes or as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which the Fund’s securities may be denominated. The Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Funds may invest in futures contracts and options thereon (“futures options”), including interest rates, securities indexes, debt obligations (to the extent they are available) and U.S. government and agency securities, as well as purchase put and call options on such futures contracts.

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Funds may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Funds may also enter into over-the-counter options on futures contracts.

When a purchase or sale of a futures contract is made by a Fund, such Fund is required to deposit with its futures commission merchant an amount of margin set by the exchange on which the contract is traded (“initial margin”). The required amount of initial margin may be modified by the exchange or the futures commission merchant during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the exchange of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions.

The Funds are also required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

The Funds may write straddles (covered or uncovered) consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund’s immediate obligations. The Funds may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Funds will also segregate or earmark liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Investment Manager (with respect to the Funds) nor the Funds is subject to registration or regulation as a “commodity pool operator” or “commodity pool,” respectively, under the CEA. To remain eligible for the exclusion, each of the Funds will be limited in its ability to use certain financial instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, the Investment Manager may be required to register as a “commodity pool operator” and/or “commodity trading advisor” with the CFTC with respect to that Fund. The Investment Manager’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level and scope of a Fund’s investment in commodity interests, the purposes of such investments and the manner in which the Fund holds out its use of commodity interests. Each Fund’s ability to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Investment Manager’s intention to operate the Fund in a manner that would permit the Investment Manager to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event the Investment Manager becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.

Limitations on Use of Futures and Futures Options. When purchasing a futures contract, the Funds will maintain with their custodian (and mark to market on a daily basis) assets determined to be liquid by the Investment Manager or Subadviser, as applicable, in accordance with procedures approved by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Investment Manager or Subadviser, as applicable, in accordance with procedures approved by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ custodian).

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked to market (net) obligation, if any, (in other words, the

Fund’s daily net liability, if any) rather than the market value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full market value of the futures contract.

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

Segregating or earmarking liquid assets to cover a Fund’s obligations under futures contracts and related options generally will not eliminate the leverage risk arising from such use, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so.

The requirements for qualification as a regulated investment company also may limit the extent to which the Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. To the extent, however, that a Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund’s holdings of debt obligations. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and such Fund would remain obligated to meet margin requirements until the position is closed. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, non-U.S. securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in non-U.S. markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could suffer losses as a result of those changes. A Fund’s use of such instruments may cause the Fund to pay higher amounts of distributions that are taxable to shareholders at ordinary income tax rates than if the Fund had not used such instruments.

Swap Agreements, Options on Swap Agreements and Certain Other Over-The-Counter Derivatives. The Funds may enter into total return swap agreements, credit default swap agreements and other swap agreements made with respect to interest rates, currencies, indexes of securities, commodities and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to a number of years. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” such as the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may use interest rate caps, floors and collars to a substantial degree in connection with its leveraging strategies.

The Funds may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). A Fund will generally cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation or earmarking of liquid assets.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the Investment Manager’s or Subadviser’s, as applicable, ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. The Funds bear the risk that the Investment Manager or Subadviser, as applicable, will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Funds.

Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. When a counterparty’s obligations are not fully secured by collateral, a Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because, for example, a Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by a Fund (if any), the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

If the Investment Manager or Subadviser, as applicable, attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Funds will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Many swaps are complex and often valued subjectively. In particular, the valuation of many over-the-counter (“OTC”) derivatives requires modeling and judgment, which increases the risk of mispricing or incorrect valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the market value of those derivatives in some cases is determined in part by reference to similar derivatives with more standardized terms. Incorrect valuations may result in increased cash payment requirements to counterparties, undercollateralization and/or errors in calculation of a Fund’s net asset value.

Credit Default Swaps. The Funds may enter into credit default swap contracts for both investment and risk management purposes. As the seller in a credit default swap contract, the Funds would generally be required to pay the difference between the par (or other agreed-upon) value of a referenced debt obligation, and the market value of such referenced debt obligation, to the counterparty in the event of a default by a third party, such as an Emerging Market Country issuer, on the debt obligation. In return, a Fund would typically receive from the counterparty an upfront payment and a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, such Fund would keep the payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When market perceived credit risk rises, spreads tend to rise and when market perceived credit risk falls, spreads tend to fall. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to liquidity risk, counterparty and third party risk and credit risk. The Funds will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to such Fund). In connection with credit default swaps in which a Fund is the buyer or the seller, the Fund will typically segregate or “earmark” cash or liquid assets, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a mark-to-market basis (when the Fund is the buyer), or the full notional amount of the swap (minus any amounts owed to the Fund) (when the Fund is the seller).

Risk of Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Funds from using such instruments as a part of their investment strategy, and could ultimately prevent the Funds from being able to achieve their investment objectives. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union, and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to a bilateral derivatives transaction, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives transaction at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate those transactions at any time. Any increase in margin requirements or termination of existing cleared derivatives transactions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because margin for cleared derivatives transactions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Investment Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In those cases, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for a Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of risks and costs.

Distressed Securities

Securities in which a Fund invests may be subject to significant risk of an issuer’s inability to meet principal and interest payments on the obligations and also may be subject to price volatility due to such factors as market perception of the creditworthiness of an issuer and general market liquidity. If the Investment Manager’s or Subadviser’s, as applicable, evaluation of the anticipated outcome of an investment situation should prove incorrect, a Fund’s investment in such a situation could result in a loss for the Fund.

Equity Securities

Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Event-Linked Exposure

The Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps,” or may implement “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty and third party risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these bonds, and there can be no assurance that a liquid market in these bonds will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Exchange-Traded Notes

The Funds may invest in exchange-traded notes (“ETNs”). ETNs are typically senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market index less applicable fees and expenses. ETNs are listed on an exchange and traded in the secondary market. The Funds may hold an ETN until maturity, at which time the issuer is obligated to pay a return linked to the performance of the relevant market index. ETNs do not make periodic interest payments and principal is not protected. The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN despite the underlying market index remaining unchanged. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how a Fund characterizes and treats ETNs for tax purposes. An ETN that is tied to a specific market index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market index. ETNs also incur certain expenses not incurred by their applicable market index, and a Fund would bear a proportionate share of any fees and expenses borne by the ETN in which it invests. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs that use leverage in an effort to amplify the returns of an underlying market index can, at times, be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater. ETNs are generally similar to structured investments and hybrid instruments.

Floating Rate Bank Loans

The Funds may invest in fixed- and floating-rate loans (including senior floating rate loans made to or issued by U.S. or non-U.S. banks or other corporations (“Floating Rate Loans”), delayed funding loans and revolving credit facilities). Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

The Funds may invest in Floating Rate Loans. Floating Rate Loans include floating rate loans and institutionally traded floating rate debt obligations issued by asset-backed pools and other issues, and interests therein. Loan interests may be acquired from U.S. or non-U.S. commercial banks, insurance companies, finance companies or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests.

Floating Rate Loans typically pay interest at rates which are re-determined periodically on the basis of a floating base lending rate (such as the London Inter-Bank Offered Rate, “LIBOR”) plus a premium. Although Floating Rate Loans are typically of below investment grade quality, they tend to have more favorable recovery rates than other types of below investment grade quality debt obligations. Floating Rate Loans generally may hold a senior position in the capital structure of a borrower and are often secured with collateral. A Floating Rate Loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (“Lenders”). The Agent typically administers and enforces the Floating Rate Loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders.

The Funds may purchase assignments and participations in commercial loans, as well as debtor-in-possession loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate or other borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Funds intend to invest may not be rated by any nationally recognized rating service.

Unless, under the terms of the loan or other indebtedness (such as may be the case in an assignment), a Fund has direct recourse against the borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Floating Rate Loans that are fully secured offer the Funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured Floating Rate Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

The Funds may invest in loan participations with credit quality comparable to that of many issuers of their other debt securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.

Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Funds bear a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Manager or Subadviser, as applicable, believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations. At the same time, many loan interests are actively traded among certain financial institutions and considered to be liquid.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that, under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Investment Manager’s or Subadviser’s, as applicable, research in an attempt to avoid situations where fraud or misrepresentations could adversely affect the Fund.

From time to time, the Investment Manager or Subadviser, as applicable, and their affiliates may borrow money from various banks in connection with their business activities. Such banks may also sell Floating Rate Loans to or acquire them from the Funds or may be intermediate participants with respect to Floating Rate Loans in which the Funds own interests. Such banks may also act as Agents for Floating Rate Loans held by the Funds.

Lending Fees. In the process of buying, selling and holding Floating Rate Loans, the Funds may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys a Floating Rate Loan it may receive a facility fee and when it sells a Floating Rate Loan it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the Floating Rate Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Floating Rate Loan by a borrower. Other fees received by the Fund may include covenant waiver fees and covenant modification fees.

Borrower Covenants. A borrower under a Floating Rate Loan typically must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the Lender or lending syndicate (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Floating Rate Loan with any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the lenders directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the lenders directly, as the case may be, has the right to call the outstanding Floating Rate Loan. The typical practice of an Agent or a Lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Floating Rate Loan in the form of a participation, the agreement between the buyer and seller may limit the rights of the holder of a Floating Rate Loan to vote on certain changes which may be made to the Loan Agreement, such as waiving a breach of a covenant. However, the holder of the participation will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Floating Rate Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Funds will generally rely upon the Agent or an intermediate participant to receive and forward to a Fund its portion of the principal and interest payments on the Floating Rate Loan. Furthermore, unless under the terms of a participation agreement the Fund has direct recourse against the borrower, a Fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The seller of the Floating Rate Loan usually does, but is often not obligated to, notify holders of Floating Rate Loans of any failures of compliance. The Agent may monitor the value of the collateral, if any, and if the value of such collateral declines, may accelerate the Floating Rate Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Floating Rate Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Floating Rate Loan and other fees paid on a continuing basis. With respect to Floating Rate Loans for which the Agent does not perform such administrative and enforcement functions, the Investment Manager will perform such tasks on behalf of a Fund, although a collateral bank will typically hold any collateral on behalf of the Fund and the other lenders pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Floating Rate Loans. However, if assets held by the Agent for the benefit of a Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a Floating Rate Loan, or suffer a loss of principal and/or interest. In situations involving other intermediate participants similar risks may arise.

Prepayments. Floating Rate Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Floating Rate Loan from free cash flow, as defined above. The degree to which borrowers prepay Floating Rate Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. However, the Fund may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Floating Rate Loan with the proceeds from the prepayment of the former.

Bridge Financings. The Funds may acquire interests in Floating Rate Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. The Funds may also invest in Floating Rate Loans of borrowers who have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Secured Floating Rate Loans. To the extent that the collateral, if any, securing a Floating Rate Loan consists of the stock of the borrower’s subsidiaries or other affiliates, the Funds will be subject to the risk that this stock will decline in value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Floating Rate Loan to be undercollateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Funds may invest in Floating Rate Loans guaranteed by, or fully secured by assets of, shareholders or owners, even if the Floating Rate Loans are not otherwise collateralized by assets of the borrower. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a secured Floating Rate Loan. On occasions when such stock cannot be pledged, the secured Floating Rate Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for such Floating Rate Loan. However, the borrower’s ability to dispose of such securities, other than in connection with such pledge or replacement, will be strictly limited for the protection of the holders of secured Floating Rate Loans.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a Fund’s security interest in any loan collateral or subordinate the Fund’s rights under a secured Floating Rate Loan to the interests of the borrower’s unsecured creditors. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Fund. For secured Floating Rate Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of such loan were not received or retained by the borrower, but were instead paid to other persons, such as shareholders of the borrower, in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Fund’s security interest in any loan collateral. If a Fund’s security interest in loan collateral is invalidated or a secured Floating Rate Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, it is unlikely that the Fund would be able to recover the full amount of the principal and interest due on the secured Floating Rate Loan.

The Funds may also invest in Floating Rate Loans that are not secured by collateral or otherwise.

Floating Rate Debt Instruments

The Funds may invest in floating rate debt instruments, including Floating Rate Loans (described in more detail above). Floating rate debt instruments are debt instruments that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These floating rate debt instruments may include, in addition to Floating Rate Loans, instruments such as catastrophe bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a floating rate debt instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate debt instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Funds also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Foreign Corrupt Practices Act

The Investment Manager and Subadviser (on behalf of a Fund), as applicable, intend to request that companies in which the Fund has a controlling equity investment (if any), and which allow the Fund and/or its affiliates to exert positive control and/or significant influence over such entity (the “Investee Companies”), adopt and implement policies, to the extent they do not have them already, to minimize and prohibit the direct or indirect, offer, payment, promise of payment or authorization of payment of anything of value, including but not limited to cash, checks, wire transfers, tangible and intangible gifts, favors, services, to: (i) an executive, official, employee or agent of a governmental department, agency or instrumentality, (ii) a director, officer, employee or agent of a wholly or partially government-owned or -controlled company or business, (iii) a political party or official thereof, or candidate for political office, or (iv) an executive, official, employee or agent of a public international organization (a “Government Official”), with the specific purpose of exerting an influence, whether positive or negative, over such Government Official to obtain an improper advantage or in order to obtain, retain, or direct business. Notwithstanding the aforementioned policies, the Investment Manager, the Subadviser and the Funds are solely reliant on the executive management of the Investee Company (the “IC Management”) to implement and monitor such policies and report to the Investment Manager, the Subadviser, the Funds or their affiliates, in the Funds’ capacity as a shareholder of the Investee Company, on such policies, and accordingly there is no guarantee that such policies will be implemented, and even if implemented whether they will be effective and/or adhered to by the IC Management, and any failure in the IC Management to implement, adhere to, and monitor such policies will compromise the effectiveness of such policies.

Foreign Currency Exchange-Related Securities

Foreign Currency Warrants. Foreign currency warrants, such as Currency Exchange Warrants, are warrants that entitle their holders to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specific date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of the prospective purchasers of the securities, is inherent in the international debt obligation marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplement payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time values” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign exchange warrants generally will not be amended in the event of government or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” principal exchange rate linked securities are like “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Foreign Currency Transactions

Subject to the limitations discussed above and in the Prospectus, the Funds also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments” above), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through deliverable and non-deliverable forward foreign currency exchange contracts (“forwards”). A Fund may (but is not required to) engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities.

A Fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Suitable currency hedging transactions may not be available in all circumstances and the Investment Manager or Subadviser, as applicable, may decide not to use hedging transactions that are available.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between a foreign currency and another currency (e.g., the U.S. dollar) or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. A Fund might be expected to enter into such contracts under the following circumstances:

Lock In. When the Investment Manager or Subadviser, as applicable, desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If the Investment Manager or Subadviser, as applicable, wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Investment Manager or Subadviser, as applicable, believes that a Fund can benefit from price appreciation in a given country’s debt obligations but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the non-U.S. security, but the Fund would hope to benefit from an increase (if any) in the value of the debt obligation.

Proxy Hedge. The Investment Manager or Subadviser, as applicable, might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Costs of Hedging. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in the Fund’s net asset value per share.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Investment Manager’s or Subadviser’s, as applicable, predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

The Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

Tax Consequences of Hedging. Income earned by a Fund from its foreign currency hedging activities, if any, may give rise to ordinary income that, to the extent there is no offset by losses from such activities, will be distributed to shareholders and taxable at ordinary income rates. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years. In addition, under applicable tax law, a Fund’s foreign currency hedging activities may result in the application of, among other rules, the mark-to-market and straddle provisions of the Code. These provisions could affect the amount, timing and/or character of distributions to Fund shareholders.

Among the risks of utilizing foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the Investment Manager or Subadviser, as applicable.

Certain foreign currency transactions in which the Funds may invest may be over-the-counter transactions (e.g., currency swap transactions). See “Derivative Instruments—Swap Agreements, Options on Swap Agreements and Certain Other Over-The-Counter Derivatives” for a discussion of certain risks associated with such instruments.

Foreign/Non-U.S. Securities

A Fund may invest without limit in securities of corporate and other non-U.S./foreign issuers (and securities traded principally outside of the United States), including obligations of non-U.S. banks, non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supra-national government entities and other issuers, and securities traded principally outside of the United States.

The non-U.S. securities in which a Fund may invest include Eurodollar obligations and “Yankee Dollar” obligations. Eurodollar obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by non-U.S. branches of U.S. banks and by non-U.S. banks. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by non-U.S. banks. Eurodollar and Yankee Dollar obligations are generally subject to the same risks that apply to domestic debt issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent,

Yankee Dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of non-U.S. withholding taxes; and the expropriation or nationalization of non-U.S. issuers.

A Fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a non-U.S. issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

A Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Albania, Argentina, Bolivia, Brazil, Bulgaria, Columbia, Costa Rica, the Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, Venezuela and Vietnam.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of expropriation or confiscatory taxation; the possibility of embargoes or economic sanctions on a country, sector or issuer; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which can affect U.S. investments in non-U.S. countries;

and potential restrictions on the flow of international capital. In addition, non-U.S. securities and dividends and interest payable on those securities may be subject to non-U.S. taxes, including taxes withheld from payments on those securities, which will reduce a Fund’s yield on those securities. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. To the extent that a Fund invests a significant portion of assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with those investments.

Emerging Market and Frontier Market Securities. A Fund may invest in the securities of issuers economically tied to emerging market countries. Investment risk in such investments may be particularly high to the extent that a Fund invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. A Fund may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks:

General Emerging Market and Frontier Market Risk. The securities markets of countries in which a Fund may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which a Fund may invest may not be subject to a high degree of regulation and the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which a Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets.

Nationalization, expropriation or confiscatory taxation, embargoes or economic sanctions on a country, sector or issuer, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests a significant portion of assets in a concentrated geographic area, the Fund will generally have more exposure to regional economic risks associated with those investments.

Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While a Fund will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Fund’s investment. If such restrictions were to be imposed subsequent to a Fund’s investment in the securities markets of a particular country, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to a Fund’s liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. A Fund may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Fund, the Fund’s returns may be lower.

Settlement Risks. Settlement systems in emerging markets may be less well organized than in developed markets. Supervisory authorities may also be unable to apply standards comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank through whom the relevant transaction is effected might result in a loss being suffered by the Fund. A Fund seeks, when possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that a Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.

There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to a Fund. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet a Fund’s claims in any of these events.

Counterparty and Third Party Risk. Trading in the securities of developing markets presents additional credit and financial risks. A Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular emerging market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. A Fund may not be able to reduce or mitigate risks related to trading with emerging market counterparties. The Funds seek, when possible, to use counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.

Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which a Fund may invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of a Fund’s investment in that country.

Litigation. A Fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain developing countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.

Fraudulent Securities. It is possible, particularly in markets in developing countries, that purported securities in which a Fund invests may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Local Taxation. The local taxation of income and capital gains accruing to non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Funds seek to reduce these risks by careful management of assets. However, there can be no assurance that these efforts will be successful.

Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars have had an adverse impact on the securities markets or economy of the countries concerned, including by producing fluctuations in the relative value of the currencies of such countries. In addition, the occurrence of new disturbances due to acts of war or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, embargoes or economic sanctions on a country, sector or issuer, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments could adversely affect a Fund’s investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation indexed instruments, may depend upon measures compiled by governments (or entities under their influence), which are also the obligors.

Custody Risk. Custody services in many Emerging Market Countries remain undeveloped and, although a Fund’s custodian and the Investment Manager will seek to establish control mechanisms, including the selection of sub-custodians, nominees or agents (“Sub-custodians”) to register securities on behalf of a Fund and perform regular checks of entries on relevant securities registers to ensure that the Fund’s interests continue to be recorded, there is a transaction and custody risk of dealing in emerging market securities.

Although a Fund’s custodian will seek to satisfy itself that each Sub-custodian selected to provide for the safe custody or control of a Fund’s investments is fit and proper and that arrangements are in place to safeguard the interests of shareholders of a Fund, under the Fund’s agreement with the custodian, the custodian will only be liable for certain limited acts of the Sub-custodian (e.g., fraud). The Fund may therefore have a potential exposure on the default of any Sub-custodian and, as a result, many of the protections which would normally be provided to an investment fund by a trustee, custodian or Sub-custodian will not be available to a Fund.

It must be appreciated that the Fund will be investing in Emerging Market Countries where the current law and market practice carry fewer safeguards than in more developed markets, including the protection of client securities against claims from general creditors in the event of the insolvency of an agent selected to hold securities on behalf of a Fund and that the custodian, the Investment Manager, the Subadviser, as applicable, and a Fund’s administrator have assumed no liability for losses resulting from a Fund acting in accordance with such practice.

In certain circumstances, as a result of market practice, law or regulation in the jurisdictions in which a Fund may invest, it may not be practicable or possible for the Fund’s custodian to take into its custody an investment by registering such investment in the name of the custodian, its Sub-custodian or by the holding of such investment in an account in a central securities depositary over which the custodian or its Sub-custodian has control. In these circumstances, a Fund may invest directly in such investments and title to such assets will be in the name of the Fund. In spite of any controls that may be established by the Fund’s custodian, the holding of such investments in this manner may mean that such investments may not be as well protected from a concerted fraud against the Fund than if such investments had been registered in the name of the custodian or its Sub-custodian.

Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks described above may be magnified in these countries.

Foreign Government & Supra-National Debt. A Fund may invest in debt issued by non-U.S. developed, emerging market and frontier market governments and their respective sub-divisions, agencies or instrumentalities, government sponsored enterprises and supra-national government entities. Supra-national entities include international organizations that are organized or supported by one or more government entities to promote economic reconstruction or development and by international banking institutions and related governmental agencies. Investment in foreign government debt can involve a high degree of risk. The governmental entity that controls the repayment of debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from non-U.S. governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of such debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which foreign government debt on which governmental entities have defaulted may be collected in whole or in part.

A Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company or to eliminate fund-level tax for U.S. federal income tax purposes.

High Yield Securities (“Junk Bonds”)

A Fund may invest without limit in debt instruments that are, at the time of purchase, rated below investment grade (below Baa3 by Moody’s, below BBB- by either S&P or Fitch), or unrated but judged by the Investment Manager to be of comparable quality. These securities are sometimes referred to as “high yield” securities or “junk bonds.”

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. In addition, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt obligations. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for investment grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for investment grade securities, it may be more difficult to value the lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and a Fund may have greater difficulty selling its portfolio securities. A Fund will be more dependent on the Investment Manager’s or Subadviser’s, as applicable, research and analysis when investing in high yield securities.

A general description of the ratings of securities by Moody’s and S&P is set forth in Appendix B to this SAI. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Investment Manager or Subadviser, as applicable, does not rely solely on credit ratings when selecting securities for a Fund.

Hybrid Instruments

A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, leveraged or unleveraged, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies, as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

Illiquid Securities

The Funds may invest in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are debt obligations whose principal value is periodically adjusted according to a measure of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Funds may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a non-U.S. government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any non-U.S. inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a non-U.S. country will be correlated to the rate of inflation in the United States.

For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will be original issue discount which is taxable as ordinary income in the year accrued, even though investors do not receive their principal, including any increases thereto, until maturity.

Master Limited Partnerships

Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries. A Fund’s investments in MLPs can be limited by the Fund’s intention to qualify as a RIC.

Mortgage Dollar Rolls

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. However, unlike reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

Mortgage-Related and Other Asset-Backed Securities

A Fund may invest in mortgage-related securities, and may also invest in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which a Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Investment Manager or Subadviser, as applicable, to forecast certain macro-economic factors correctly. See “—Mortgage Pass-Through Securities” below. Certain debt obligations are also secured with collateral consisting of mortgage-related securities. See “—Collateralized Mortgage Obligations (“CMOs”)” below.

The mortgage-related securities in which a Fund may invest may pay variable or fixed rates of interest.

Through investments in mortgage-related securities, including those that are issued by private issuers, a Fund may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt obligations, which normally provide for periodic payment of interest in fixed or variable amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed-rate debt obligations, when interest rates rise, the value of a fixed-rate mortgage-related security generally will decline; however, when interest rates are declining, the value of fixed-rate mortgage-related securities with prepayment features may not increase as much as other debt obligations. Adjustable rate mortgage-related and other asset-backed securities are also subject to some interest rate risk. For example, because interest rates on most adjustable rate mortgage- and other asset-backed securities only reset periodically (e.g., monthly or quarterly), changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the market value of these securities, including declines in value as interest rates rise. In addition, to the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. In recent years, delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased and the residential mortgage market remains subject to the risk of delinquencies and losses. Moreover, a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Following the financial crisis and deterioration of the mortgage markets in and around 2008 and 2009, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements caused limited liquidity in the secondary market for mortgage-related securities, which, in some instances, adversely affected the market value of mortgage-related securities. It is possible that the mortgage markets may fail to recover or deteriorate again in the future and a Fund’s investments in mortgage-related securities may be subject to valuation and liquidity risks.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”)). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. FNMA was placed under conservatorship by the Federal

Housing Finance Agency (“FHFA”) in September 2008. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. Instead, they are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It was, until recently, a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and then owned entirely by private stockholders. FHLMC was placed under conservatorship by the FHFA in September 2008. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government. Instead, they are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury’s obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA’s and FHLMC’s net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury.

FNMA and FHLMC are dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses. FNMA and FHLMC also receive substantial support from the Federal Reserve, which may cease at any time. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective businesses structures will be during or following the conservatorship.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefore. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restriction (see “Investment Restrictions”) by virtue of the exclusion from that restriction available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. government securities nor U.S. government insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (the “Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (the “Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage—or asset-backed securities.

CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by a Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments.

Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. A Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid.” As used in this Statement of Additional Information, the term CMO residual does not include residual interests in real estate mortgage investment conduits.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund if holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals and stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. A Fund may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments which shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage backed securities described above.

A Fund may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both.

Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund if investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP. Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. To the extent a Fund purchases these subordinated notes, it will have a higher likelihood of loss than investors in the senior notes.

Collateralized Debt Obligations. A Fund may invest in Collateralized Debt Obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. The cash flows from the CDO trust are generally split into two or more portions, called tranches, varying in risk and yield. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. Senior tranches pay the lowest interest rates but are generally safer investments than more junior tranches because, should there be any default, senior tranches are typically paid first. The most junior tranches, such as equity tranches, would attract the highest interest rates but suffer the highest risk should the holder of an underlying loan default. If some loans default and the cash collected by the CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CDO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt instruments discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by a Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by a Fund, including Enhanced Equipment Trust Certificates (“EETCs”) and Certificates for Automobile Receivables (“CARS”).

Although any entity may issue EETCs, to date, U.S. airlines are the primary issuers. An airline EETC is an obligation secured directly by aircraft or aircraft engines as collateral. Airline EETCs generally have credit enhancement in the form of over-collateralization and cross-subordination (i.e., multiple tranches and multiple aircraft as collateral). They also generally have a dedicated liquidity facility provided by a third-party insurer to insure that coupon payments are made on a timely basis until collateral is liquidated in the event of a default by the lessor of the collateral. Aircraft EETCs issued by registered U.S. carriers also benefit from a special section of the U.S. Bankruptcy Code, which allows the aircraft to be sold by the trust holding the collateral to repay note holders without participating in bankruptcy proceedings. EETCs tend to be less liquid than bonds.

CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objective and policies, the Investment Manager or Subadviser, as applicable, also may invest in other types of asset-backed securities. Other asset-backed securities may be collateralized by the fees earned by service providers. The value of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Municipal Bonds

The Funds may invest in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Investment Manager or Subadviser, as applicable, to be reliable), is exempt from federal income taxes (“municipal bonds”), although dividends that the Funds pay that are attributable to such interest will not be tax-exempt to shareholders of the Funds.

Municipal bonds share the attributes of debt obligations in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal bonds that a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the user (and/or any guarantor).

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal bonds may be materially affected or their obligations may be found to be invalid or unenforceable.

A Fund may also invest in residual interest municipal bonds (“RIBS”) whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. RIBS are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-

term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipal bonds of comparable maturity. An investment in RIBS typically will involve greater risk than an investment in a fixed rate bond. Because increases in the interest rate on the other security or index reduce the residual interest paid on a RIB, the value of a RIB is generally more volatile than that of a fixed rate bond. RIBS have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. RIBS have varying degrees of liquidity that approximate the liquidity of the underlying bond(s), and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, RIBS typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. A Fund may also invest in RIBS for the purpose of increasing such Fund’s leverage. Should short-term and long-term interest rates rise, the combination of a Fund’s investment in RIBS and its use of other forms of leverage (including the use of various derivative instruments) likely will adversely affect the Fund’s net asset value per share and income, distributions and total returns to shareholders. Trusts in which RIBS may be held could be terminated, in which case the residual bond holder would take possession of the underlying bond(s) on an unleveraged basis.

Municipal Leases

The Funds may acquire participations in lease obligations or installment purchase contract obligations (collectively, “lease obligations”) of municipal authorities or entities. Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Certain of these lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, and in any event, foreclosure of that property might prove difficult.

Other Investment Companies and Pooled Investment Vehicles

The Funds may invest in securities of open- or closed-end investment companies, including exchange-traded funds (“ETFs”). The Funds may also invest in other types of investment companies and pooled investment vehicles, including hedge and private equity funds, some of which may be highly leveraged and investments in which may be illiquid.

The Funds may invest in other investment companies either during periods when they have large amounts of uninvested cash, during periods when there is a shortage of attractive variable rate and other debt instruments available in the market, or when the Investment Manager or Subadviser, as applicable, believes share prices of other investment companies offer attractive values. The Funds may invest in investment companies that are advised by the Investment Manager or Subadviser, as applicable, or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a shareholder in an investment company, the Funds will bear their ratable share of that investment company’s expenses and would remain subject to payment of the Funds’ management fees with respect to assets so invested. Holders of a Fund’s Shares would therefore be subject to duplicative expenses to the extent such Fund invests in other investment companies. Private equity funds or hedge funds may charge a fee, a component of which is based on the fund’s profits or performance; such fees may be significant (e.g., 20% of the gains on the private fund’s investments). In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. The net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

The Investment Manager or Subadviser, as applicable, may cause each Fund to invest in vehicles established for the purpose of investing, holding or trading in one or more investments or classes of investments if the Investment Manager or Subadviser, as applicable, considers that investing in such vehicles would be more efficient or required for legal, tax or regulatory reasons or would otherwise be to the advantage of the Fund. Such vehicles would be funded by way of debt and/or equity investment from the Fund and, subject to other applicable laws, other persons (if any), including collective investment schemes or accounts managed by the Investment Manager or Subadviser, as applicable. In such instances, the vehicles may be domiciled in one country (e.g., Cayman Islands) and make investments in other countries (e.g., Brazil and Russia). For purposes of applying a Fund’s investment restrictions, any such investment would generally be treated as an investment in the Fund’s relevant percentage of the underlying holdings of the vehicle and not the vehicle itself (e.g., as an investment in Brazil and Russia, not the Cayman Islands).

Participation on Creditors’ Committees

The Funds may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by a Fund. Such participation may subject a Fund to expenses such as legal fees and may make such Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Investment Manager or Subadviser, as applicable, believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Participation Notes

The Funds may buy participation notes from a bank or broker-dealer (“issuer”) that entitle a Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.

A Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide a Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by the Fund.

However each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, a Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. The Funds generally attempt to mitigate that risk by purchasing only from issuers which the Investment Manager or Subadviser, as applicable, deems to be creditworthy at the time of purchase.

The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. The Funds may, but are not required to, purchase credit protection against the default of the issuer. When the participation note expires or a Fund exercises the participation note and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

Due to liquidity and transfer restrictions, the secondary markets on which participation notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for the notes and may cause the value of the participation notes to decline. The ability of a Fund to value its securities becomes more difficult and the Investment Manager’s or Subadviser’s, as applicable, judgment in the application of fair value procedures (through fair value procedures adopted by the Trustees) may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. A Fund may invest in preferred stocks that pay variable or fixed rates of return. The value of a company’s preferred stock may fall as a result of factors relating directly to that company’s products or services. A preferred stock’s value may also fall because of factors affecting not just the company, but companies in the same industry or in a number of different industries, such as increases in production costs. The value of preferred stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on other preferred stocks in which the Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date at the option of the issuer.

Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. Auctions for U.S. auction preferred stocks have failed since early 2008, and the dividend rates payable on such preferred shares since that time typically have been paid at their maximum applicable rate (typically a function of a reference rate of interest). The Funds cannot predict whether or when the auction markets for auction preferred stocks may resume normal functioning.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which the Funds may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds, can be more volatile than other types of preferred stocks that have a maturity date and may have heightened sensitivity to changes in interest rates. The Funds may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Real Estate Securities and Related Derivatives

A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”) and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments is subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value and possible environmental liabilities.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders annually substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Fund would bear its proportionate share of the costs of the REITs’ operations.

There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for the dividends received deduction or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow.

Repurchase Agreements

The Funds may enter into repurchase agreements with banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and such Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Investment Manager or Subadviser, as applicable, will monitor the creditworthiness of the counterparties.

Reverse Repurchase Agreements

The Funds may use reverse repurchase agreements (and may use economically similar transactions) in order to add leverage to their portfolio. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, a Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. A Fund will generally segregate (or “earmark” on its records) liquid assets equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements.

The Funds also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of a Fund’s repurchase of the underlying security.

Securities Loans

Subject to the Funds’ “Investment Restrictions” listed below, the Funds may make secured loans of their portfolio securities to brokers, dealers and other financial institutions amounting to no more than one-third of each Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to a Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.

A Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the lender. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, a Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. government securities.

Short Sales

The Funds may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it generally borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

To the extent a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) maintain additional asset coverage in the form of segregated or “earmarked” liquid assets equal to the current market value of the securities sold short, or may ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

As of the date of this Statement of Additional Information, the Funds do not expect to utilize short sales, but may do so without providing prior notice.

Temporary Defensive Strategies

As described in the Prospectus, the Investment Manager or Subadviser, as applicable, may at times judge that conditions in the securities markets make pursuing a Fund’s basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these “defensive” strategies, a Fund would invest in investment grade debt securities, cash, or money market instruments to any extent the Investment Manager or Subadviser, as applicable, considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies, and the Fund is not required to use alternate strategies in any case. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

U.S. Government Securities

U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the net asset value of the Fund’s shares. Some U.S. government securities, such as Treasury bills, notes and bonds, floating rate notes, and securities guaranteed by the GNMA, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. See “Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities.” Custodial receipts issued in connection with so-called trademark zero-coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero-coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. government.

Warrants to Purchase Securities

A Fund may invest in warrants to purchase equity or debt securities. Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund may also invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants.

In addition to warrants on securities, the Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

The risks of the Fund’s use of index-linked warrants are generally similar to those relating to its use of index-related options. Unlike most index-related options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants generally have longer terms than index-related options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When such purchases are outstanding, a Fund will generally segregate or earmark on its records liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated or earmarked.

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

The Funds may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a capital gain or loss.

Zero-Coupon Bonds, Step-Ups and Payment-In-Kind Securities

Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, “step-up” bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Payment-in-kind securities (“PIKs”) pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds, step-ups and PIKs generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality.

In order to satisfy a requirement for qualification as a “regulated investment company” under the Code, an investment company, such as a Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds, step-ups and PIKs. Because the Funds will not, on a current basis, receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years, the Funds may have to sell other portfolio holdings in order to obtain cash to satisfy the distribution requirements under the Code even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds, step-ups and PIKs may be illiquid, making it difficult for the Funds to dispose of them or determine their current value.

INVESTMENT RESTRICTIONS

Fundamental Policies:

Except as indicated below, the investment policies set forth below are fundamental policies of each of the Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund. Under these policies, each such Fund:

1.	May borrow money to the maximum extent permitted by the 1940 Act and other applicable law, as interpreted or modified, or as otherwise permitted by regulatory authority having jurisdiction from time to time.

Note: Currently, under the 1940 Act, the Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less all liabilities and indebtedness (other than the borrowing and any other outstanding borrowings) is at least 300% of the principal amount of such borrowing and any other outstanding borrowings. This investment restriction does not limit a Fund’s ability to invest in instruments or engage in transactions that have economic effects similar to borrowings (e.g., reverse repurchase agreements and dollar roll transactions).

2.	May not issue senior securities, except for permitted borrowings or as otherwise permitted by the 1940 Act and other applicable law, as interpreted or modified, or as otherwise permitted by regulatory authority having jurisdiction from time to time.

3.	May not act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

4.	May not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted or modified, except as otherwise permitted by regulatory authority having jurisdiction from time to time (except that the Ashmore Emerging Markets Frontier Equity Fund may concentrate its investments in securities of issuers in any one industry or group of industries if the components of its benchmark index are concentrated in an industry or group of industries). With respect to the Ashmore Emerging Markets Equity Opportunities Fund, the Fund may concentrate its investments in securities of issuers in any one industry or group of industries if the components of its benchmark index or the benchmark index of an Underlying Fund are concentrated in an industry or group of industries.

Note: A Fund would be deemed to “concentrate” in a particular industry if it invested more than 25% of its total assets (taken at market value at the time of investment) in that particular industry. The industry concentration policy does not preclude a Fund from investing in issuers in a group of related sectors or industries. The Funds interpret the industry concentration policy to apply to direct investments in the securities of issuers in a particular industry, as defined by the Funds. The SEC staff takes the position that investments in government securities of a single foreign country (including agencies and instrumentalities of such government, if such obligations are backed by the assets and revenues of such government) represent investments in a particular industry for these purposes. The Funds do not consider currency positions to be an investment in a foreign government or industry for purposes of this policy. Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities are not subject to the industry concentration policy, by virtue of the exclusion from that test available to all U.S. government securities. Similarly, municipal bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the industry concentration policy. As of the date of this Statement of Additional information, the Ashmore Emerging Markets Frontier Equity Fund’s benchmark index is the MSCI Frontier Markets Index. With respect to the Ashmore Emerging Markets Equity Opportunities Fund, for purposes of applying this policy, the Fund will consider the concentration of affiliated Underlying Funds in which the Fund invests, to the extent they are known to the Fund, but will not typically consider the concentration of unaffiliated registered investment companies in which the Fund may invest.

5.	May not make loans, except as permitted by the 1940 Act and other applicable law, as interpreted or modified, or as otherwise permitted by regulatory authority having jurisdiction from time to time.

Note: This policy does not prohibit a Fund from purchasing debt obligations, participating in the primary distribution of a loan as a co-lender, entering into repurchase agreements or similar transactions, or lending cash and its portfolio securities to the extent permitted by the 1940 Act and related interpretations.

6.	May not purchase or sell commodities, provided that this policy shall not apply to or prohibit a Fund from purchasing, selling or entering into futures contracts, options contracts, options on futures contracts, forward contracts, foreign exchange contracts, swap agreements and other financial transactions and derivative and other instruments, including commodity-related financial transactions and derivative instruments.

7.	May not purchase or sell real estate, provided that this policy shall not apply to or prohibit a Fund from purchasing or selling securities or instruments secured by real estate or interests therein, or securities issued by companies, including limited partnership or similar entities, which invest in real estate or are in the real estate industry, or interests therein, and shall not prohibit a Fund from selling real estate it holds as a result of any such investments.

The following policy applies only with respect to Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Equity Opportunities Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Total Return Fund, and Ashmore Emerging Markets Growth Fund:

8.	May not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended.

With respect to the Ashmore Emerging Markets Equity Opportunities Fund, notwithstanding any other fundamental investment restriction or policy, the Fund may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of the Ashmore Emerging Markets Equity Opportunities Fund.

Non-Fundamental Policies:

Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus, including the explanatory notes included above under the heading “Investment Restrictions—Fundamental Policies” are not fundamental and may be changed by approval of the Trustees without notice to or approval by the shareholders.

Other Information Regarding Investment Restrictions and Policies:

Unless otherwise stated, all limitations applicable to the Funds’ investments will apply at the time of investment. The Funds will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Any subsequent change in the percentage of a Fund’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in such Fund’s total assets will not require the Fund to dispose of an investment until the Investment Manager or Subadviser, as applicable, determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Under the 1940 Act, the “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote, at the annual or a special meeting of the security holders of such company duly called, (i) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (ii) of more than 50 percent of the outstanding voting securities of such company, whichever is the less.

Restrictions Pursuant to Applicable Law

The Trust is registered under the 1940 Act as an investment company and each Fund seeks to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (“Subchapter M”).

Compliance with those laws and other applicable law may limit a Fund’s ability to achieve its investment objective, including by, among other things, limiting the types of investments it may make or hold from time to time and the counterparties with which a Fund may trade. Other accounts managed by the Investment Manager or Subadviser, as applicable, may invest and perform differently because they may not be subject to the same laws and restrictions as the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

Through filings made with the SEC on Form N-CSR and Form N-Q, each Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis. Each Fund normally makes such filings on or around the sixtieth day following the end of a fiscal quarter. Each Fund transmits its complete portfolio schedules as of the end of the second and fourth fiscal quarters to shareholders in the Fund’s semi-annual and annual reports. The Funds do not transmit their complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at www.sec.gov and on the Funds’ website at www.ashmoregroup.com.

In addition to filings made with the SEC, each Fund intends to make its full portfolio holdings as of the end of each calendar quarter available on the Funds’ website at www.ashmoregroup.com, generally no later than thirty calendar days after the end of each calendar quarter.

To the extent that a Fund’s portfolio holdings have previously been disclosed publicly either through a filing made with the SEC on Form N-CSR or Form N-Q, or by being posted to the Funds’ website, such holdings may also be disclosed to any third party that requests them.

Policies and Procedures. The Trust has adopted policies and procedures with respect to disclosure of the Funds’ portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in a Fund’s portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that none of the Investment Manager, the Subadviser or the Funds receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of their public disclosure. In each instance of such advance disclosure, a determination will have been made by the Investment Manager or the Subadviser, as applicable, that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the non-public information. The Funds currently disclose non-public portfolio holdings information only to recipients who have agreed in writing with the Investment Manager or the Subadviser to keep such information confidential. In some cases these recipients are subject to a contractual obligation to keep portfolio holdings information confidential including a duty not to trade on the non-public information, and in other cases they are subject to a duty of confidentiality under the federal securities laws to keep information disclosed to them by the relevant Fund confidential. Recipients of non-public portfolio holdings information are also subject to legal requirements prohibiting them from trading on material non-public information. The Funds have no ongoing arrangements to make available non-public portfolio holdings information, except pursuant to the procedures described below. The following list describes the circumstances in which the Funds disclose their portfolio holdings to select third parties.

Ashmore. The Investment Manager’s personnel, including personnel of its affiliates that perform services for or related to the Funds, may have full daily access to the Funds’ portfolio holdings. Employees of the Investment Manager with access to portfolio holdings information are provided with training on the Trust’s policies and procedures regarding disclosure of portfolio holdings information.

Ashmore Equities Investment Management (US) LLC. The Subadviser’s personnel, including personnel of its affiliates that perform services for or related to the applicable Funds, may have full daily access to the applicable Funds’ portfolio holdings. Employees of the Subadviser with access to portfolio holdings information are provided with training on the Trust’s policies and procedures regarding disclosure of portfolio holdings information.

External Servicing Agents. The Funds’ primary service providers, including distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to non-public portfolio holdings information on a daily basis. In addition, third parties that provide services to the Funds, and their affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the Funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations (such as Morningstar, Lipper, Thomson and Bloomberg) may also receive or have access to full portfolio holdings information more frequently than publicly available. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such non-public portfolio holdings.

Other Third Parties. Any additions to the list of persons eligible to receive portfolio holdings information requires approval by the Chief Compliance Officer of the relevant Fund. Such disclosure may only be made where the Chief Compliance Officer of the relevant Fund has determined that: (i) the Fund has a legitimate business purpose for the disclosure; (ii) the disclosure is in the best interests of the Fund and its shareholders; and (iii) the recipients are subject to a confidentiality agreement, including a duty not to trade on the non-public information, or the Fund’s Chief Compliance Officer has determined that the policies of the recipient are adequate to protect the information that is disclosed and the entity is subject to a duty of confidentiality under the federal securities laws. In making such determinations, the Chief Compliance Officer of the Fund shall review, among other considerations: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient’s relationship to the Funds; (vii) the ability of the Investment Manager or the Subadviser to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; and (viii) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Funds’ Investment Manager, Subadviser, principal underwriter, or any affiliated person of the Funds. Such disclosures shall be reported to the Board.

In general, the Trust’s policies and procedures provide that disclosure by the Investment Manager or the Subadviser of information about the holdings of client accounts other than the Funds’ accounts is governed by the policies relating to protection of client information pursuant to Regulation S-P. Details about the holdings of any portfolio other than the Funds, however, may provide holdings information that is substantially identical to holdings of the Funds that have not yet been publicly released. The Chief Compliance Officer or any member of the Investment Manager’s Compliance Department to whom the Chief Compliance Officer has delegated this authority may approve disclosure by the Investment Manager or the Subadviser of non-Fund portfolios other than to clients holding the portfolios and their consultants, provided they make certain determinations set forth in the Trust’s policies and procedures.

Nothing in the Trust’s policies and procedures prohibits any investment group from providing to a research service provider a coverage list that identifies securities that the investment group follows for research purposes provided that: (i) the list of securities does not consist exclusively of the current portfolio holdings of any Fund; and (ii) no information about actual holdings by any account is included.

The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

Board Leadership Structure. The Board of Trustees consists of five Trustees, three of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust (the “Independent Trustees”). Mr. George Grunebaum, who is an “interested person” (as defined in the 1940 Act) of the Trust (an “Interested Trustee”), has served as Chairman of the Trustees since December 2012. Ms. Yeelong Balladon serves as Lead Independent Trustee. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time. The Lead Independent Trustee acts as a liaison between the Independent Trustees and the Investment Manager and other service providers, officers and attorneys generally between meetings. The Board of Trustees will meet regularly, generally at least 4 times each year to discuss and consider matters concerning the Trust and the Funds, and may also hold special meetings to address matters arising between regular meetings. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established three standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Committee, the Nominating Committee and the Contracts Review Committee. The functions and role of each Committee are described below under “Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board plans to review its leadership structure periodically and has determined that its leadership structure, including a Lead Independent Trustee, a majority of Independent Trustees and Committees comprised entirely of Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant roles of the Investment Manager and Administrator in the day-to-day management of the Funds’ affairs, the extent to which the work of the Board is conducted through the Committees, the number of Funds overseen, the variety of asset classes in which those Funds invest, and the management and other service arrangements of each Fund. The Board also believes that its structure facilitates an efficient flow of information concerning the management of the Funds to the Independent Trustees.

Risk Oversight. Each of the Funds has retained the Investment Manager and the Subadviser, as applicable, to provide investment advisory services, and these service providers are immediately responsible for the management of risks that may arise from a Fund’s investments. The Board oversees the performance of these functions by the Investment Manager and the Subadviser, as applicable. The Board expects to receive from the Investment Manager and the Subadviser, as applicable, a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds and the Trust as a whole. These include reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. The Board also regularly receives, from the Investment Manager, Subadviser, as applicable, and Administrator reports regarding the sale of the Funds’ shares, as well as related risks. In addition, the Board expects to meet periodically with the investment professionals who lead the Funds’ investment operations to receive reports regarding the portfolio management of the Funds, their performance, and their investment risks.

The Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Board. The CCO makes presentations to the Board at its quarterly meetings and provides an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at its meetings. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Funds. The Board recognizes, however, that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The Trustees and executive officers of the Trust, their age, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and other directorships held by the Trustees of the Trust are listed in the following tables.

Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is Ashmore Funds c/o Ashmore Investment Advisors Limited, 61 Aldwych, London WC2B 4AE, England, Attn: Board of Trustees, Ashmore Funds.

Independent Trustees

The following table sets forth certain information concerning the Independent Trustees of the Trust:

Name, Address* and Age of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Yeelong Balladon (Age 57)	Trustee; Lead Independent Trustee	Indefinite term; Trustee since inception in 2010	Freshfields Bruckhaus Deringer (a law firm) from 1982 to 2009 (Partner from 1999).	9	Non-executive director August 2010 – October 2015, Jasper Investments Limited; Non-executive director from May 2010 - February 2012, Pacnet Limited.(1)

Michael Chamberlin (Age 66)	Trustee	Indefinite term; Trustee since 2012	Executive Director, Emerging Markets Traders Association.(2)	9	None

Joseph Grainger (Age 62)	Trustee	Indefinite term; Trustee since 2014	Ernst & Young LLP from 1988 to December 2013 (Partner from October 1990).	9	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.
(1)	Affiliates of the Investment Manager may be deemed to have controlled Jasper Investments Limited through September 2015 and Pacnet Limited through April 2015. Employees and officers of affiliates of the Investment Manager have served on the Boards of Jasper Investments Limited and Pacnet Limited.
(2)	Mr. Chamberlin has served as the Executive Director of the Emerging Markets Traders Association (“EMTA”) since 1994. Mark Coombs is Co-Chair of EMTA’s Board of Directors, and the Investment Manager’s ultimate parent company, Ashmore Group plc, is a member of the EMTA. Mr. Coombs is the Investment Manager’s Chief Executive Officer.

Interested Trustees

The following table sets forth certain information concerning the Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust (each, an “Interested Trustee”):

Name, Address* and Age of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
George Grunebaum(1) (Age 52)	Trustee; Chairman of the Trustees; President and Chief Executive Officer	Indefinite term; Trustee since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager from November 2008 to December 2012, Ashmore Investment Management (US) Corporation.	9	None

Name, Address* and Age of Interested Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Stephen Hicks(2) (Age 55)	Trustee	Indefinite term; Trustee since 2014	CCO of Trinity Street Asset Management LLP, a UK private asset manager, since 2014; Group Head of Compliance from June 2010 to January 2014, Ashmore Group plc; Chief Compliance Officer from inception to December 2013, Ashmore Funds.	9	None

*	Each Trustee may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.
(1)	Mr. Grunebaum is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to, among other things, his positions with the Distributor and its affiliates. Mr. Grunebaum serves as a Trustee of AEIM and serves or has served as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group plc (“Ashmore Group”) and its affiliates, including Ashmore Global Emerging Markets Funds, LTD and Ashmore Global Opportunities Limited.
(2)	Mr. Hicks is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his former position with Ashmore Group, the parent company of Ashmore Investment Advisors Limited. Ashmore Group indirectly compensates Mr. Hicks, through a separate private company, for his service as a Trustee of the Trust and as a trustee or director of other pooled investment vehicles sponsored by Ashmore Group and its affiliates.

Officers

The following table sets forth certain information concerning the Trust’s officers. The officers of the Trust are employees of the Trust’s Investment Manager, and/or Distributor and certain of their affiliates:

Name, Address* and Age of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Grunebaum (Age 52)	Trustee, President and Chief Executive Officer	Indefinite term; since inception	Chief Executive Officer since November 2008, Ashmore Investment Management (US) Corporation; Portfolio Manager from November 2008 to December 2012, Ashmore Investment Management Limited.

Michael Perman (Age 58)	Secretary	Indefinite term; since inception	Company Secretary since March 2008, Ashmore Group plc.

Alexandra Autrey (Age 39)	Chief Legal Officer	Indefinite term; since inception	Global Head of Legal and Transaction Management, Ashmore Group plc, since January 2012; Deputy Head of Legal and Transaction Management, Ashmore Group plc, May 2008 - January 2012.

Christopher Tsutsui (Age 51)	Treasurer and Principal Financial and Accounting Officer	Indefinite term; since inception	Chief Financial Officer, Ashmore Investment Management (US) Corporation, from November 2008 to June 2012, July 2014 to present. Head of Finance, Ashmore Group plc, from July 2012 - June 2014.

Brian Rowe (Age 49)	Chief Compliance Officer	Indefinite term; since November 2015	Group Head of Compliance, Ashmore Group plc, since January 2014; Global Head of Compliance, Henderson Global Investors, from 2006-2013.

Owen Meacham (Age 44)	Assistant Secretary	Indefinite term; since inception	Assistant General Counsel since August 2015, Managing Attorney from May 2012 to August 2015, Senior Corporate Attorney from October 2007 to May 2012, The Northern Trust Company.

Paul Robinson (Age 42)	Assistant Chief Legal Officer	Indefinite term; since June 2011	Group Deputy Head of Legal and Transaction Management since August 2012, and Lawyer since September 2007, Ashmore Group plc.

*	Each Officer may be contacted at 61 Aldwych, London WC2B 4AE, United Kingdom.

Trustee Qualifications. The Board has determined that each Trustee should serve as such based on several factors (none of which alone is decisive). Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including those enumerated in the table above; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee that contributed to the Board’s conclusion that an individual should serve on the Board:

Independent Trustees:

Yeelong Balladon – Ms. Balladon’s core legal practice has encompassed finance and banking, as well as strategic investments. As a partner at Freshfields Bruckhaus Deringer, her corporate practice focused on acting for investment funds and banks in special situations and distressed investments.

Michael Chamberlin – Mr. Chamberlin has substantial experience with issues related to investing in emerging markets, including through his service as Executive Director of the Emerging Markets Traders Association.

Joseph Grainger – Mr. Grainger has substantial experience in the financial services industry and, in particular, with investment funds and fund service organizations. He was a partner at Ernst & Young LLP.

Interested Trustees:

George Grunebaum – Mr. Grunebaum has significant executive experience in the finance industry as an emerging markets trader. His global client trading team has consistently been ranked among the top of its peer group, and in 2004 they were ranked the number one trading team by Institutional Investor magazine. He brings substantial experience in emerging market asset management.

Stephen Hicks – Mr. Hicks has significant professional compliance experience in the financial services industry, including with respect to the operation of investment funds. He served as Group Head of Compliance of Ashmore Group from June 2010 until January 2014, and as Chief Compliance Officer of the Trust from December 2010 until December 2013. As of February 28, 2015, he served as director/trustee of 24 investment funds managed by affiliates of the Investment Manager, including but not limited to funds domiciled in Luxembourg, Guernsey and the Cayman Islands.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board of Trustees or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board of Trustees by reason thereof.

Committees of the Board of Trustees

Audit Committee. The Board of Trustees has a separately-designated standing Audit Committee composed of all of the Independent Trustees of the Trust and chaired by Mr. Grainger. The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the Funds and, among other things, considers the selection of the independent registered public accounting firm for the Funds and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Funds, and considers other services provided by those accountants to the Funds and the Investment Manager, the Subadviser and their affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee convened [four] times during the fiscal year ended October 31, 2015.

Nominating Committee. The Nominating Committee is composed of all of the Independent Trustees of the Trust and is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider nominees for election to the Board made by shareholders if the nomination is made in accordance with the Trust’s policies regarding shareholder nominations, which are attached to this SAI as Appendix A. Ms. Balladon serves as Chair of the Nominating Committee. The Nominating Committee convened [five] times during the fiscal year ended October 31, 2015.

Contracts Review Committee. The Contracts Review Committee consists of all of the Independent Trustees and considers issues relating to the Board of Trustees’ consideration of the renewal of the Trust’s investment advisory agreements and other agreements pursuant to Section 15(c) of the 1940 Act. Mr. Chamberlin serves as Chair of the Contracts Review Committee. The Contracts Review Committee convened [four] times during the fiscal year ended October 31, 2015.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee of each Fund in the Trust and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as of December 31, 2015. The Trustees may have investments in other pools of securities managed by the Investment Manager. The dollar ranges used in the table are: (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000.

Name of Trustee	Dollar Range of Equity Securities Owned in the Funds Overseen by the Trustee		Aggregate Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Yeelong Balladon	Ashmore Emerging Markets Corporate Debt Fund	[ ]	[ ]
	Ashmore Emerging Markets Equity Fund	[ ]
	Ashmore Emerging Markets Frontier Equity Fund	[ ]
	Ashmore Emerging Markets Local Currency Bond Fund	[ ]
	Ashmore Emerging Markets Small-Cap Equity Fund	[ ]
	Ashmore Emerging Markets Equity Opportunities Fund	[ ]
	Ashmore Emerging Markets Hard Currency Debt Fund	[ ]
	Ashmore Emerging Markets Total Return Fund	[ ]
	Ashmore Emerging Markets Short Duration Fund	[ ]
	Ashmore Emerging Markets Growth Fund	[ ]

Michael Chamberlin	Ashmore Emerging Markets Corporate Debt Fund	[ ]	[ ]
	Ashmore Emerging Markets Equity Fund	[ ]
	Ashmore Emerging Markets Frontier Equity Fund	[ ]
	Ashmore Emerging Markets Local Currency Bond Fund	[ ]
	Ashmore Emerging Markets Small-Cap Equity Fund	[ ]
	Ashmore Emerging Markets Equity Opportunities Fund	[ ]
	Ashmore Emerging Markets Hard Currency Debt Fund	[ ]
	Ashmore Emerging Markets Total Return Fund	[ ]
	Ashmore Emerging Markets Short Duration Fund	[ ]
	Ashmore Emerging Markets Growth Fund	[ ]

Joseph Grainger	Ashmore Emerging Markets Corporate Debt Fund	[ ]	[ ]
	Ashmore Emerging Markets Equity Fund	[ ]
	Ashmore Emerging Markets Frontier Equity Fund	[ ]
	Ashmore Emerging Markets Local Currency Bond Fund	[ ]
	Ashmore Emerging Markets Small-Cap Equity Fund	[ ]
	Ashmore Emerging Markets Equity Opportunities Fund	[ ]
	Ashmore Emerging Markets Hard Currency Debt Fund	[ ]
	Ashmore Emerging Markets Total Return Fund	[ ]
	Ashmore Emerging Markets Short Duration Fund	[ ]
	Ashmore Emerging Markets Growth Fund	[ ]

Name of Trustee	Dollar Range of Equity Securities Owned in the Funds Overseen by the Trustee		Aggregate Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
George Grunebaum	Ashmore Emerging Markets Corporate Debt Fund	[ ]	[ ]
	Ashmore Emerging Markets Equity Fund	[ ]
	Ashmore Emerging Markets Frontier Equity Fund	[ ]
	Ashmore Emerging Markets Local Currency Bond Fund	[ ]
	Ashmore Emerging Markets Small-Cap Equity Fund	[ ]
	Ashmore Emerging Markets Equity Opportunities Fund	[ ]
	Ashmore Emerging Markets Hard Currency Debt Fund	[ ]
	Ashmore Emerging Markets Total Return Fund	[ ]
	Ashmore Emerging Markets Short Duration Fund	[ ]
	Ashmore Emerging Markets Growth Fund	[ ]

Stephen Hicks		[ ]	[ ]

(1)	The term “Family of Investment Companies” as used in this SAI includes each Fund of the Trust.

To the Trust’s knowledge as of December 31, 2015, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment manager or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment manager or principal underwriter of the Trust.

Trustees’ Compensation

For the fiscal year ended October 31, 2015, the Trustees who are not employees of the Investment Manager or its affiliates received an annual retainer of $60,000 for their services as Trustees of the Trust and the chairs of the Audit Committee and Contracts Review Committee each received an annual retainer of $5,000. In addition, Mr. Hicks receives compensation from Ashmore Group for his service as a Trustee of the Trust and for his service as a trustee of other pooled investment vehicles sponsored by Ashmore Group and its affiliates.

The following table sets forth information regarding compensation for the most recent fiscal year received from the “Fund Complex” by Trustees. (Interested Trustees who are employees of the Investment Manager or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of the Investment Manager and its affiliates.)

Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from Trust and Fund Complex Paid to Trustee
Yeelong Balladon	$65,000	$65,000
Michael Chamberlin	$65,000	$65,000
Joseph Grainger	$65,000	$65,000

The Declaration of Trust provides that the Trust shall indemnify its Trustees and officers against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which they may be or may have been involved as a party or otherwise, while in office or thereafter, because of their offices with the Trust, except if it is determined in the manner specified in the Trust’s Declaration of Trust, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such person’s office. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Additional Information

The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds’ Investment Manager, Subadviser, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and are not intended third party (or other form of) beneficiaries of those contractual arrangements. The Trust’s and the Funds’ contractual arrangements are not intended to create any shareholder rights to enforce such contracts directly against the service providers or to seek any remedy under those contracts directly against the service providers.

This SAI has been designed to meet the regulatory purpose of providing information concerning the Trust and the Funds that you should consider carefully in determining whether to purchase shares of the Funds. Neither the Prospectus, this SAI, nor the Funds’ registration statement, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any shareholder, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

THE INVESTMENT MANAGER

Under the terms of an Investment Management Agreement between the Trust and the Investment Manager with respect to each Fund (the “Investment Management Agreement”) and subject to the supervision of the Board of Trustees, Ashmore Investment Advisors Limited serves as each Fund’s investment manager and is responsible for managing, either directly or through others selected by it, the investments of each Fund. The Investment Manager’s principal business address is 61 Aldwych, London, United Kingdom, WC2B 4AE. Ashmore Investment Advisors Limited is a wholly owned subsidiaries of Ashmore Investments (UK) Limited, which is a wholly-owned subsidiary of Ashmore Group, a company incorporated in England and Wales, which is listed on the official list of the UK listing authority and admitted to trading on the London Stock Exchange. As of December 31, 2015, the Investment Manager had under management assets of approximately $[ ] billion and the Investment Manager and its advisory affiliates that are owned by Ashmore Group had under management assets of approximately $[ ] billion in the aggregate.

As more fully discussed below, the Investment Manager has engaged a Subadviser with respect to Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Equity Opportunities Fund. If the Subadviser ceases to manage the portfolio of such Funds, the Investment Manager will either assume full responsibility for the management of those Funds, or retain a new subadviser subject to the approval of the Trustees and, if required, the Funds’ shareholders.

Investment Management Agreement. Under the Investment Management Agreement between the Trust, on behalf of the Funds, and the Investment Manager, the Investment Manager, at its expense, provides each Fund with investment advisory services and, together with the Administrator (as defined below), advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Board of Trustees regarding the conduct of business of the Trust and the Funds, and in addition, at its expense, provides the Funds with certain services necessary for the operation of the Funds, including coordination of the services performed by the Funds’ transfer agent, custodian, independent auditors, legal counsel and others.

Management Fees. Under the Investment Management Agreement, the Investment Manager is required to continuously furnish each Fund with an investment program, either directly or through others selected by it, consistent with the investment objective, policies and restrictions of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of each Fund’s assets shall be held uninvested, subject always to the provisions of the Trust’s Declaration of Trust and By-laws, and of the 1940 Act, and to such policies and instructions as the Trustees may from time to time establish.

For the services provided to the Funds under the Investment Management Agreement, each Fund currently pays the Investment Manager a monthly fee based on the Fund’s average daily net assets at the following annual rates:

Ashmore Emerging Markets Corporate Debt Fund	1.15%
Ashmore Emerging Markets Equity Fund	1.15%
Ashmore Emerging Markets Frontier Equity Fund	1.50%
Ashmore Emerging Markets Local Currency Bond Fund	0.95%
Ashmore Emerging Markets Small-Cap Equity Fund	1.50%
Ashmore Emerging Markets Equity Opportunities Fund	0.00%
Ashmore Emerging Markets Hard Currency Debt Fund	0.90%
Ashmore Emerging Markets Total Return Fund	1.00%
Ashmore Emerging Markets Short Duration Fund	0.65%
Ashmore Emerging Markets Growth Fund	[ ]%

Expense Limitations and Waivers. The Investment Manager has contractually agreed to waive its fees or reimburse each Fund for certain other expenses to the extent that a Fund’s Total Annual Fund Operating Expenses for the Fund’s Class A, Class C and Institutional Class Shares exceed the percentage of the average daily net assets attributable to the particular share class shown below. Under the Expense Limitation Agreement, the Investment Manager may recoup amounts waived or reimbursed during the prior three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in place at the time of such waiver or reimbursement. The contractual expense limitation arrangement is expected to continue until at least February 28, 2017 ([ ] with respect to the Ashmore Emerging Markets Growth Fund), after which the contractual agreement will be automatically extended for one year periods unless the Investment Manager provides written notice of its intention to terminate the contractual arrangement at least thirty days prior to the end of a one year period. The arrangement may be terminated by the Trust, subject to approval by the Board of Trustees of the Trust, upon ninety days’ written notice.

Fund	Class A	Class C	Institutional Class
Ashmore Emerging Markets Corporate Debt Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Equity Fund	1.42%	2.17%	1.17%
Ashmore Emerging Markets Frontier Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Local Currency Bond Fund	1.22%	1.97%	0.97%
Ashmore Emerging Markets Small-Cap Equity Fund	1.77%	2.52%	1.52%
Ashmore Emerging Markets Equity Opportunities Fund	0.30%	1.05%	0.05%
Ashmore Emerging Markets Hard Currency Debt Fund	1.17%	1.92%	0.92%
Ashmore Emerging Markets Total Return Fund	1.27%	2.02%	1.02%
Ashmore Emerging Markets Short Duration Fund	0.92%	1.67%	0.67%
Ashmore Emerging Markets Growth Fund	[ ]%	[ ]%	[ ]%

The Investment Manager makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Investment Manager pays the compensation and expenses of officers and executive employees of the Trust who are employees of the Investment Manager or its affiliates. The Investment Manager also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work.

Under the Investment Management Agreement, the Trust is responsible for all of its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses; accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; any expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with the Investment Manager; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of each Fund’s assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

The Investment Management Agreement provides that the Investment Manager shall not be subject to any liability to the Trust or to any shareholder for any act or omission in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

The Investment Management Agreement may be terminated with respect to each Fund without penalty by vote of the Trustees, by the shareholders of the applicable Fund, or by the Investment Manager, on 60 days’ written notice. The Investment Management Agreement also terminates without payment of any penalty in the event of its assignment. In addition, the Investment Management Agreement may be amended only by a vote of the shareholders of the relevant Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not “interested persons” of the Fund. The Investment Management Agreement provides that it will continue in effect from year to year (after an initial two year period) with respect to each Fund only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of the relevant Fund, and, in either case, by a majority of the Trustees who are not “interested persons” of the Fund or the Investment Manager under the 1940 Act. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a “majority of the outstanding voting securities” (as defined above in the 1940 Act).

The following table sets forth the amount of the management fees earned by the Investment Manager (or its predecessor, AIML) for the last three fiscal years.

Fund	Year Ended 10/31/15[5]	Year Ended 10/31/14[5]	Year Ended 10/31/13[5]
Ashmore Emerging Markets Corporate Debt Fund	$ [ ]	$3,104,502	$901,481
Ashmore Emerging Markets Equity Fund	$ [ ]	$113,826	$106,734
Ashmore Emerging Markets Frontier Equity Fund[1]	$ [ ]	$97,792	N/A
Ashmore Emerging Markets Local Currency Bond Fund	$ [ ]	$777,840	$811,977
Ashmore Emerging Markets Small-Cap Equity Fund	$ [ ]	$565,125	$407,313
Ashmore Emerging Markets Equity Opportunities Fund[3]	N/A	N/A	N/A
Ashmore Emerging Markets Hard Currency Debt Fund	$ [ ]	$59,411	$316,464
Ashmore Emerging Markets Total Return Fund	$ [ ]	$7,799,080	$5,714,293
Ashmore Emerging Markets Short Duration Fund[2]	$ [ ]	$44,420	N/A
Ashmore Emerging Markets Growth Fund[4]	N/A	N/A	N/A

The following table sets forth the amount of the management fees waived and other expenses paid by the Investment Manager (or its predecessor, AIML) for the last three fiscal years.

Fund	Year Ended 10/31/15[6]		Year Ended 10/31/14[6]	Year Ended 10/31/13[6]
Ashmore Emerging Markets Corporate Debt Fund	[	]	($296,575)	($223,515)
Ashmore Emerging Markets Equity Fund	[	]	($217,452)	($147,340)
Ashmore Emerging Markets Frontier Equity Fund[1]	[	]	($298,073)	N/A
Ashmore Emerging Markets Local Currency Bond Fund	[	]	($282,751)	($212,015)
Ashmore Emerging Markets Small-Cap Equity Fund	[	]	($328,428)	($158,906)
Ashmore Emerging Markets Equity Opportunities Fund[3]	N/A		N/A	N/A
Ashmore Emerging Markets Hard Currency Debt Fund	[	]	($165,889)	($173,356)
Ashmore Emerging Markets Total Return Fund	[	]	($875,987)	($619,476)
Ashmore Emerging Markets Short Duration Fund[2]	[	]	($155,228)	N/A
Ashmore Emerging Markets Growth Fund[4]	N/A		N/A	N/A

The following table sets forth the amount of the management fees waived and other expenses paid by the Investment Manager (or its predecessor, AIML) for the last three fiscal years that remain subject to reimbursement by the Fund.

Fund	Year Ended 10/31/15[7]		Year Ended 10/31/14[7]	Year Ended 10/31/13[7]
Ashmore Emerging Markets Corporate Debt Fund	[	]	$296,575	$223,515
Ashmore Emerging Markets Equity Fund	[	]	$217,452	$147,340
Ashmore Emerging Markets Frontier Equity Fund[1]	[	]	$298,073	N/A
Ashmore Emerging Markets Local Currency Bond Fund	[	]	$282,751	$212,015
Ashmore Emerging Markets Small-Cap Equity Fund	[	]	$328,428	$158,906
Ashmore Emerging Markets Equity Opportunities Fund[3]	N/A		N/A	N/A
Ashmore Emerging Markets Hard Currency Debt Fund	[	]	$165,889	$173,356
Ashmore Emerging Markets Total Return Fund	[	]	$875,987	$619,476
Ashmore Emerging Markets Short Duration Fund[2]	[	]	$155,228	N/A
Ashmore Emerging Markets Growth Fund[4]	N/A		N/A	N/A

(1)	Ashmore Emerging Markets Frontier Equity Fund commenced operations on November 5, 2013.
(2)	Ashmore Emerging Markets Short Duration Fund commenced operations on June 24, 2014.
(3)	Ashmore Emerging Markets Equity Opportunities Fund commenced operations on November 23, 2015.
(4)	Ashmore Emerging Markets Growth Fund is newly formed and has not paid any management fees to the Investment Manager as of the date of this Statement of Additional Information.
(5)	Before giving effect to any reimbursement or waiver by the Investment Manager (or its predecessor, AIML).
(6)	The amount shown represents management fees waived or expenses reimbursed by the Investment Manager (or its predecessor, AIML) pursuant to the Fund’s expense limitation agreement.
(7)	The amount shown represents management fees waived or expenses reimbursed by the Investment Manager (or its predecessor, AIML) that remain subject to reimbursement by the Fund pursuant to its expense limitation agreement.

Administrative Services. The Trust, on behalf of the Funds, has entered into a Fund Administration and Accounting Services Agreement with The Northern Trust Company (the “Administrator”), under which the Administrator provides administrative services necessary for the operation of each Fund, including recordkeeping, assistance with regulatory compliance (such as reports to and filings with the SEC and state securities commissions), preparation and filing of tax returns, preparation of the Trust’s periodic financial reports, and certain other fund accounting services. The Administrator provides the Funds with office space. The Fund Administration and Accounting Services Agreement is terminable by any party at the end of its initial term or thereafter, at any time, by either party upon 90 days’ written notice to the other party.

Under the Administration and Accounting Services Agreement, each Fund pays the Administrator out of its assets: (i) an annual fee of not more than 0.04% of the Fund’s aggregate net assets and (ii) a fixed annual fee of $7,000.

The following table sets forth the amount of the administrative fees paid by the Trust to the Administrator for the last three fiscal years.

Fund	Year Ended 10/31/15		Year Ended 10/31/14	Year Ended 10/31/13
Ashmore Emerging Markets Corporate Debt Fund	$	[ ]	$63,678	$27,225
Ashmore Emerging Markets Equity Fund	$	[ ]	$2,411	$3,222
Ashmore Emerging Markets Frontier Equity Fund[1]	$	[ ]	$1,199	N/A
Ashmore Emerging Markets Local Currency Bond Fund	$	[ ]	$19,721	$29,738
Ashmore Emerging Markets Small-Cap Equity Fund	$	[ ]	$8,773	$9,517
Ashmore Emerging Markets Equity Opportunities Fund[3]		N/A	N/A	N/A
Ashmore Emerging Markets Hard Currency Debt Fund	$	[ ]	$1,732	$12,238
Ashmore Emerging Markets Total Return Fund	$	[ ]	$183,728	$198,843
Ashmore Emerging Markets Short Duration Fund[2]	$	[ ]	$1,367	N/A
Ashmore Emerging Markets Growth Fund[4]		N/A	N/A	N/A

(1)	Ashmore Emerging Markets Frontier Equity Fund commenced operations on November 5, 2013.
(2)	Ashmore Emerging Markets Short Duration Fund commenced operations on June 24, 2014.
(3)	Ashmore Emerging Markets Equity Opportunities Fund commenced operations on November 23, 2015.
(4)	Ashmore Emerging Markets Growth Fund is newly formed and has not paid any administrative fees to the Investment Manager as of the date of this Statement of Additional Information.

THE SUBADVISER

The Investment Manager has retained Ashmore Equities Investment Management (US) LLC (“AEIM” or the “Subadviser”) to manage the investment portfolios of Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Equity Opportunities Fund (for purposes of this section, the “Funds”).

Pursuant to a Sub-Advisory Agreement between the Investment Manager and AEIM (the “Sub-Advisory Agreement”), AEIM serves as the Subadviser and provides investment advisory services to the Funds. Pursuant to the terms of the Sub-Advisory Agreement, AEIM is responsible for managing the investment of the Funds’ assets, subject to the general oversight and supervision of the Investment Manager and the Board of Trustees. For the services provided, the Investment Manager (not the Funds) pays AEIM a monthly fee for each Fund at the following annual rates (based on the average daily net assets of each Fund).

Ashmore Emerging Markets Equity Fund	0.92%
Ashmore Emerging Markets Frontier Equity Fund	1.20%
Ashmore Emerging Markets Small-Cap Equity Fund	1.20%
Ashmore Emerging Markets Equity Opportunities Fund	0.00%

The following table sets forth the amount of the management fee paid by the Investment Manager (or its predecessor, AIML) to the Subadviser for each of the noted Funds for the last three fiscal years.

Fund	Year Ended 10/31/15		Year Ended 10/31/14	Year Ended 10/31/13
Ashmore Emerging Markets Equity Fund	$	[ ]	$91,061	$85,387
Ashmore Emerging Markets Frontier Equity Fund(1)	$	[ ]	$78,234	N/A
Ashmore Emerging Markets Small-Cap Equity Fund	$	[ ]	$452,100	$352,850
Ashmore Emerging Markets Equity Opportunities Fund(2)		N/A	N/A	N/A

(1)	Ashmore Emerging Markets Frontier Equity Fund commenced operations on November 5, 2013.
(2)	Ashmore Emerging Markets Equity Opportunities Fund commenced operations on November 23, 2015.

AEIM, an affiliate of the Investment Manager, is located at 1001 19th Street North, Arlington, Virginia 22209. AEIM is an investment management firm organized as a Virginia limited liability company. On July 1, 2013, the Subadviser changed its name from Ashmore EMM, L.L.C. On June 1, 2011, the Subadviser changed its name from Emerging Markets Management, L.L.C. in connection with its acquisition by Ashmore Group. AEIM provides advisory services to commingled funds and institutional accounts. As of December 31, 2015, AEIM had approximately $[ ] billion in assets under management.

PORTFOLIO MANAGERS

All Funds Except Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Equity Opportunities Fund and Ashmore Emerging Markets Growth Fund:

Investment decisions for the Funds are made on a collective basis by the Investment Committee, together with the relevant portfolio managers, rather than by individuals acting independently. The following individual members of the Investment Committee (collectively, the “Investment Committee Members”) have oversight of investment decisions across the Funds:

Name	Recent Professional Experience
Mark Coombs	Mr. Coombs is the Investment Manager’s Chief Executive Officer and the Chairman of its Investment Committee. He has served in these positions since Ashmore Investment Advisors Limited was formed in 2014 and at AIML since the firm was established as a separate legal entity in 1999 (from 1992 to 1999 the firm was operated as a division of the Australia and New Zealand Banking Group Limited). He has been investing in emerging markets since 1982 and is currently Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). Mr. Coombs, together with the relevant portfolio managers, participates in the security selection process for each of the Funds.

Ricardo Xavier	Mr. Xavier is a Senior Portfolio Manager of the Investment Manager and a Member of its Investment Committee. He has geographic responsibility for Latin America, and product responsibility for local currencies, local currency debt and related derivatives. Mr. Xavier joined Ashmore in 2003 and has been involved in emerging market debt investing since 1993. Mr. Xavier, together with the relevant portfolio managers, participates in the security selection process for Funds which invest in local currency denominated instruments.

Herbert Saller	Herbert Saller is a Senior Portfolio Manager of the Investment Manager and a Member of its Investment Committee. He joined Ashmore in 2002 from Foreign & Colonial where, for the last four years, he was a portfolio manager for global Emerging Market sovereign and corporate debt. Prior to Foreign & Colonial he worked for seven years as a proprietary trader for Hypovereinsbank, Munich where he originally started as a banker in 1985. Mr. Saller holds a degree in business management from Verwaltungs-und Wirtschafts-Akademie, Munich.

Robin Forrest	Robin Forrest is a Senior Portfolio Manager of the Investment Manager and a Member of its Investment Committee. Mr. Forrest joined Ashmore in 2006 after 13 years at JP Morgan, where he was most recently Vice President – Situational Finance, with a focus on credit intensive corporate situations in CEEMEA geographies. During this period, he had several years of experience in each of capital markets, origination, structuring, execution, syndication, risk management and credit within loan and high yield markets and in Emerging Markets. Robin has a BA (Hons) in Russian & French from Oxford University.

Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Equity Opportunities Fund:

Investment decisions for the Funds are made by the individuals at the Subadviser listed below, who share primary responsibility for the day-to-day management of the noted Fund.

Fund	Portfolio Manager	Since	Recent Professional Experience
Ashmore Emerging Markets Equity Fund and Ashmore Emerging Markets Small-Cap Equity Fund	Felicia Morrow, lead portfolio manager	Inception	Felicia Morrow is Chief Executive Officer and Chief Investment Officer of AEIM. She is responsible for country allocation and overall maintenance of investment standards and chairs AEIM’s Investment Committee. Ms. Morrow serves on the Board of Directors of AEIM. Prior to joining AEIM in 1990, Ms. Morrow served as a consultant to the World Bank and was a Project Development Officer for USAID. She has travelled extensively throughout emerging markets and lived in Indonesia. Ms. Morrow earned an M.B.A. from Harvard Business School and a B.A. from Stanford University.

	Alejandro Garza	Inception	Alejandro Garza is the Portfolio Manager responsible for Mexico, Chile and the Andean countries. He also focuses on the chemicals, industrial conglomerates and construction industries. Prior to joining AEIM in 2007, Mr. Garza worked in Corporate Planning for Vitro Corporativo SA in Mexico, Investment Banking for Violy Byorum & Partners, LLC in New York, and a Project Development Manager for SPM Dynacast de Mexico SA de CV in Mexico. He has an Executive MBA, Global Program from Escuela de Graduados en Administración y Dirección de Empresas (EGADE) and a BSc in Chemical Engineering and Management from Instituto Tecnológico y de Estudios Superiores de Monterrey (ITESM).

Ashmore Emerging Markets Equity Opportunities Fund	Felicia Morrow	Inception	See above.

Ashmore Emerging Markets Frontier Equity Fund	Felicia Morrow	Inception	See above.

	Bryan D’Aguiar	Inception	Bryan D’Aguiar is the Portfolio Manager responsible for the Middle East. Prior to joining AEIM in 2009, he was a Vice President – head of equity research at NCB Capital, the securities arm of Saudi Arabia’s largest bank, where he focused on building their MENA institutional research division. Prior to that position, he was the head of research and a member of the investment committee at Securities and Investment Co (SICO), a Bahrain-based investment bank, focusing on GCC equity markets. He was earlier the Investment Strategist within the institutional equities team at B&K Securities in India, as well as an Asiamoney rated banking analyst. He holds a B.Commerce (Honors in Taxation) from Mumbai University, and an M.B.A. (Finance) from the Goa Institute of Management. He is a CFA Charterholder.

	Alejandro Garza	Inception	See above.

Ashmore Emerging Markets Growth Fund

The individual at the Investment Manager listed below has primary responsibility for the day-to-day management of the Fund.

Fund	Portfolio Manager	Since	Recent Professional Experience

Ashmore Emerging Markets Growth Fund	[ ]	Inception	[ ]

Other Accounts Managed. The following tables show information regarding other accounts managed by the Investment Committee Members and the Portfolio Managers as of [    ]:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Investment Committee (Mark Coombs, Ricardo Xavier, Herbert Saller and Robin Forrest)	[	]	$	[ ]	[	]	$	[ ]	[	]	$	[ ]
Felicia Morrow	[	]	$	[ ]	[	]	$	[ ]	[	]	$	[ ]
Alejandro Garza	[	]	$	[ ]	[	]	$	[ ]	[	]	$	[ ]
Bryan D’Aguiar	[	]	$	[ ]	[	]	$	[ ]	[	]	$	[ ]
[ ]	[	]	$	[ ]	[	]	$	[ ]	[	]	$	[ ]

Accounts and Assets for which the Advisory Fee is Based on Performance

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Investment Committee (Mark Coombs, Ricardo Xavier, Herbert Saller and Robin Forrest)	[	]	$	[ ]	[	]	$	[ ]	[	]	$	[ ]
Felicia Morrow	[	]	$	[ ]	[	]	$	[ ]	[	]	$	[ ]
Alejandro Garza	[	]	$	[ ]	[	]	$	[ ]	[	]	$	[ ]
Bryan D’Aguiar	[	]	$	[ ]	[	]	$	[ ]	[	]	$	[ ]
[ ]	[	]	$	[ ]	[	]	$	[ ]	[	]	$	[ ]

Material Conflicts of Interest. The following summarizes the policies of the Investment Manager and the Subadviser for managing conflicts of interest. It is not intended to provide a comprehensive account of the processes and procedures the Investment Manager and the Subadviser have adopted in connection with the management of conflicts of interest, but is instead intended to be a statement of principles through which the Investment Manager and the Subadviser seek to manage such potential conflicts.

Conflicts of interest can arise where: (i) the interests of the Investment Manager or Subadviser conflict with those of a client (firm vs. client conflicts) and (ii) the interests of one client of the Investment Manager or Subadviser conflict with those of another of the Investment Manager’s or Subadviser’s, as applicable, clients (client vs. client conflicts). The Investment Manager and the Subadviser have policies and arrangements in place to identify and manage conflicts of interest that may arise between the Investment Manager or Subadviser, as applicable, and its clients or between the Investment Manager’s or Subadviser’s. as applicable, different clients. The Investment Manager and the Subadviser each have a policy of independence that requires the Investment Manager’s or Subadviser’s, as applicable, staff to disregard any personal interest, relationship or arrangement which gives rise to a conflict of interest and to ensure that the interests of clients prevail.

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The Investment Manager and the Subadviser place significant emphasis on their strong compliance culture, and the efficient operation of systems and controls, to manage issues such as conflicts of interest. The compliance department of each of the Investment Manager and the Subadviser conduct regular monitoring checks to confirm that internal policies and procedures are followed.

Firm vs. client conflicts

Connected entity investment decisions – The Investment Manager and the Subadviser act as manager, investment manager, advisor, general partner or subadviser to and may receive different rates of remuneration, including investment management/advisory fees and performance fees from multiple client accounts. While the Investment Manager or Subadviser may make decisions to buy or sell securities or other investments for one account and not another account, which may affect relative performance and hence the value of the Investment Manager’s or Subadviser’s, as applicable, remuneration based thereon, the Investment Manager and the Subadviser will at all times have regard to their obligations to each client, taking into account such clients’ investment restrictions and other relevant factors.

Investment as principal – The Investment Manager may from time to time take a long-term or short-term position in a client fund, in some cases to provide initial capital and establish a solid platform for the future growth of such client fund. The Investment Manager may also co-invest in an investment alongside a client or client fund, either directly or indirectly, or invest in any entity which forms part of a client fund’s assets. The Investment Manager’s return on investment in a client fund will be determined by reference to the investment decisions the Investment Manager makes for such client fund, and in the case of co-investment or other investment, by reference to the change in value of such investment. The Investment Manager’s policies require that all personal interests, relationships or arrangements, including those of its affiliated companies must be disregarded to ensure that the best interests of all clients are served.

Staff personal investments – certain directors and employees of the Investment Manager, Subadviser or of an affiliated company may hold or deal for their personal account in securities of a client or of any issuer in which securities or investments are held or dealt in on behalf of a client. They may also deal, outside closed periods, in the securities of the ultimate holding company, Ashmore Group or, in the case of joint ventures, hold shares or other investments in an affiliated company.

Client vs. client conflicts

Aggregation of transactions in investments – The Investment Manager and the Subadviser may aggregate purchase and sale transactions in investments (and associated transaction costs) for applicable clients. The applicable clients may have different or similar investment strategies, objectives and restrictions, and they may be structured differently (such as redemption and subscription (or analogous) terms). Accordingly, aggregation may result in different outcomes for certain such clients, for instance in respect of the holding period for an investment, the size of a client’s exposure to such investment, and the price at which an investment may be acquired or disposed of. Depending on the circumstances, aggregation may be advantageous or disadvantageous to the client.

Allocation of transactions in investments – Aggregated transactions as referred to above, including costs and expenses thereof, are allocated to ensure that the Investment Manager’s or Subadviser’s, as applicable, clients have broadly equal access to a similar quality and quantity of suitable investment transactions, taking into account the factors mentioned above, amongst others. The Investment Manager’s and the Subadviser’s policies further require all allocations to be effected at the same price, but in very limited instances this may not be achievable due to the mechanics of certain markets.

Transactions between clients – The Investment Manager or Subadviser may make decisions for one client to buy or sell units, shares or other investments in other funds, investment companies or other entities to which the Investment Manager, Subadviser or an affiliated company is the manager or investment manager (for example for a fund of fund).

The Investment Manager or Subadviser may in certain circumstances effect a transaction between clients whereby one client buys an asset from another client for reasons that are beneficial to each client, on arms’ length terms. For example, a transaction between clients may be appropriate when a client fund has an obligation to meet applicable investment restrictions or investor redemption requirements, and where the Investment Manager or Subadviser determines that the investment continues to represent a valid opportunity to generate added value for one or more other clients to acquire the investment.

The Investment Manager and the Subadviser have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Notice – In providing the above set of principles through which the Investment Manager and the Subadviser intend to manage any potential conflicts of interest, the Investment Manager and the Subadviser intend that this disclosure should be for guidance only. Accordingly, this disclosure is being provided (to the extent permitted by law) without liability, and in publishing this disclosure the Investment Manager and the Subadviser make no representation or warranty as to how they may act in connection with any particular situation or set of circumstances that may arise in relation to a conflict. This disclosure is not intended to create third party rights or duties that would not already exist if the policy had not been made available, nor is it intended to form part of any contract between the Investment Manager or Subadviser, as applicable, and any client.

Compensation. The Investment Committee Members are compensated by the Investment Manager through capped fixed annual salaries, which are set in line with their respective positions and seniority, as well as through performance-based annual bonuses (comprised of cash and deferred shares in Ashmore Group, which are restricted from sale for five years) determined at the discretion of Ashmore Group’s Awards Committee and, in the case of the Chief Executive himself, as head of the Investment Committee, at the discretion of the Remuneration Committee of the Board of Directors of Ashmore Group. The determination of an Investment Committee Member’s total compensation involves a thorough and on-going assessment of the individual’s performance and contribution to the Investment Manager’s results. This assessment is performed on a continuous basis, as well as through a formal annual review.

[Compensation description for portfolio manager of Ashmore Emerging Markets Growth Fund to be added by amendment.]

The Investment Manager pays the Subadviser a fee based on the assets under management of each applicable Fund as set forth in an investment sub-advisory agreement between the Investment Manager and the Subadviser. The Subadviser pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the applicable Funds.

The Subadviser compensates all full-time employees, including portfolio managers, in the form of a base salary plus bonus, as well as via a profit sharing plan out of which the Subadviser makes matching contributions to a 401(k) plan. The bonus pool is based on the Subadviser’s annual pre-tax profits and is allocated with the input of various managers on the basis of each person’s individual contribution to the Subadviser. There is no fixed formula that compensates staff members directly for asset growth, investment performance, or other factors, and compensation is not directly tied to a published or private benchmark. In addition, several key staff members, including but not limited to each of the portfolio managers referenced above, hold a direct equity interest in the Subadviser.

Ownership of Securities. As of [    ], the Investment Committee Members and the Portfolio Managers did not beneficially own any securities issued by the Funds, except that, with respect to Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Frontier Equity Fund, the following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages as of [    ]:

Ashmore Emerging Markets Equity Fund

Felicia W. Morrow	$ [100,000 - $500,000]

Ashmore Emerging Markets Small-Cap Equity Fund

Felicia W. Morrow	$ [100,000 - $500,000]

BROKERAGE ALLOCATION AND OTHER PRACTICE

Selection of Brokers. The Investment Manager or Subadviser, in selecting brokers to effect transactions on behalf of the Funds, seeks to obtain the best execution available.

Allocation. The Investment Manager or Subadviser may deem the purchase or sale of a security to be in the best interests of a Fund as well as other clients of the Investment Manager or Subadviser. In such cases, the Investment Manager or Subadviser may, but is under no obligation to, aggregate all such transactions in order to seek the most favorable price or lower brokerage commissions and efficient execution. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by the Investment Manager or Subadviser to be fair and equitable over time.

Brokerage and Research Services. Certain transactions involve the payment by the Funds of negotiated brokerage commissions. The Investment Manager or Subadviser may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of debt securities or securities traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Funds includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

The Investment Manager or Subadviser, as applicable, places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best price and execution, the Investment Manager or Subadviser, as applicable, considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Investment Manager or Subadviser, as applicable, receives research, statistical, and quotation services from many broker-dealers with which it places the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to the Investment Manager, the Subadviser and their affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing each of the Funds. The investment advisory fee paid by each of the Funds is not reduced because the Investment Manager, the Subadviser, as applicable, and their affiliates receive such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), and by the Investment Management Agreement, the Investment Manager or Subadviser, as applicable, may cause the Funds to pay a broker that provides brokerage and research services to the Investment Manager or Subadviser, as applicable, an amount of disclosed commission for effecting a securities transaction for a Fund in excess of the commission that another broker would have charged for effecting that transaction. The Investment Manager’s and Subadviser’s, as applicable, authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

The amount of brokerage commissions and fees paid by a Fund may vary substantially from year to year due to differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors. For the fiscal year indicated below, the amount of commissions and fees paid by certain Funds was as follows:

Fund	Brokerage Commissions Paid for Fiscal Year Ended 10/31/15		Brokerage Commissions Paid for Fiscal Year Ended 10/31/14	Brokerage Commissions Paid for Fiscal Year Ended 10/31/13
Ashmore Emerging Markets Equity Fund	$	[ ]	$30,580	$24,158
Ashmore Emerging Markets Small-Cap Equity Fund	$	[ ]	$144,652	$117,891
Ashmore Emerging Markets Frontier Equity Fund	$	[ ]	$52,420	N/A

Fund	Brokerage Fees Paid for Fiscal Year Ended 10/31/15		Brokerage Fees Paid for Fiscal Year Ended 10/31/14	Brokerage Fees Paid for Fiscal Year Ended 10/31/13
Ashmore Emerging Markets Equity Fund	$	[ ]	$13,851	$10,922
Ashmore Emerging Markets Small-Cap Equity Fund	$	[ ]	$68,828	$45,234
Ashmore Emerging Markets Frontier Equity Fund	$	[ ]	$19,849	N/A

No commissions were paid by the Funds to any direct or indirect “affiliated” person (as defined in the 1940 Act) of the Funds for the fiscal year ended October 31, 2015.

The Funds did not acquire any securities of their “regular brokers or dealers” or their parents during the fiscal year ended October 31, 2015.

DISTRIBUTION OF TRUST SHARES AND MULTIPLE SHARE CLASSES

Distributor and Distribution Contract

Ashmore Investment Management (US) Corporation (“AIMUS” or the “Distributor”), located at 122 E. 42nd Street, New York, New York 10168, serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (as amended, the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Ashmore Group and an affiliate of the Investment Manager. The Distributor is a broker-dealer registered with the Securities and Exchange Commission.

The Distribution Contract is terminable with respect to a Fund or class of shares without penalty, at any time, by a Fund or class upon 60 days’ written notice to the Distributor, or by the Distributor upon 60 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and does not receive any compensation other than what is described below for executing securities transactions.

The Distribution Contract will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Distribution Contract or the 12b-1 Plans (as defined below), by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or share classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).

Multiple Share Classes – Class A, Class C and Institutional Class Shares

The Trust currently offers the following three classes of shares of each of the Funds: Class A Shares, Class C Shares and Institutional Class Shares.

Class A and Class C Shares of the Trust are offered primarily through financial intermediaries that have dealer or other agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”). Class A and Class C Shares are subject to initial sales charges (Class A Shares), contingent deferred sales charges (CDSCs) (Class A and C Shares) and ongoing distribution and/or servicing fees as described below and in the Prospectus.

Institutional Class Shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class Shares may also be offered through certain fund networks and other financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds. Institutional Class Shares are not subject to any sales charges or ongoing distribution and/or servicing fees.

Multi-Class Plan. The Trust has adopted a Multi-Class Plan pursuant to Rule 18f-3 under the 1940 Act which sets forth the separate arrangements, expense allocations and other features of the Trust’s share classes. Under the Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including management or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

The alternative share class and related purchase arrangements described in Prospectus and in this SAI are designed to enable investors to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including, without limitation, the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds.

If an investor qualifies (through satisfying applicable investment minimums or otherwise) to invest in Institutional Class Shares of the Funds, the investor should choose Institutional Class Shares over either Class A or Class C Shares due to the lower fees and expenses associated with Institutional Class Shares. Generally, when making an investment decision as between Class A and Class C Shares, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus contingent deferred sales charges (CDSCs) on Class C Shares, the initial sales charge plus accumulated servicing fees on Class A Shares (plus a CDSC in certain circumstances), and the difference in the CDSCs applicable to Class A and Class C Shares, among other factors.

Investors should understand that initial sales charges, distribution and/or servicing fees and CDSCs imposed with respect to Class A and Class C Shares are all used directly or indirectly to fund the compensation of financial intermediaries that sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.

In determining which class of shares of the Funds to purchase, an investor should always consider whether any waiver or reduction of an initial sales charge or a CDSC is available as described below.

Initial Sales Charges – Class A Shares

As described in the Prospectus under the caption “Classes of Shares—Class A and C Shares,” Class A Shares of the Funds are sold at a public offering price equal to their net asset value per share plus an initial sales charge (unless a waiver applies as specified below) according to the following schedule.

All Funds, except Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Equity Opportunities Fund, and Ashmore Emerging Markets Growth Fund:

Amount of Purchase	Sales Charge as a % of Net Amount Invested	Sales Charge as a % of Public Offering Price	Discount or Commission to Dealers as a % of Public Offering Price*
$0–$99,999	4.17%	4.00%	3.50%
$100,000–$249,999	3.63%	3.50%	3.00%
$250,000–$499,999	2.56%	2.50%	2.25%
$500,000–$999,999	2.04%	2.00%	1.75%
$1,000,000 +	0.00%	0.00%	0.00%**

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.
**	The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A Shares according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25% of amounts over $5,000,000. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase. These payments are not made in connection with sales to employer-sponsored plans.

Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund, Ashmore Emerging Markets Equity Opportunities Fund, and Ashmore Emerging Markets Growth Fund:

Amount of Purchase	Sales Charge as a % of Net Amount Invested	Sales Charge as a % of Public Offering Price	Discount or Commission to Dealers as a % of Public Offering Price*
$0–$99,999	5.54%	5.25%	4.50%
$100,000–$249,999	3.63%	3.50%	3.00%
$250,000–$499,999	2.56%	2.50%	2.25%
$500,000–$999,999	2.04%	2.00%	1.75%
$1,000,000 +	0.00%	0.00%	0.00%**

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.
**	The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A Shares according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25% of amounts over $5,000,000. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase. These payments are not made in connection with sales to employer-sponsored plans.

Each Fund receives the entire net asset value of its Class A Shares purchased by investors (i.e., the gross purchase price minus any applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period.

During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A Shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor. For Class A Shares, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

No initial sales charge is imposed on purchases of Class C or Institutional Class Shares.

The Trust commenced offering Class A Shares of all Funds except Ashmore Emerging Markets Equity Opportunities Fund and Ashmore Emerging Markets Growth Fund before the most recent fiscal year end, and the Distributor has received $[ ] in initial sales charges with respect to sales of Class A Shares for the year ended October 31, 2015.

Waivers or Reductions of Initial Sales Charges on Class A Shares

Under the circumstances described below, investors may be entitled to a complete waiver or to pay reduced initial sales charges with respect to purchases of Class A Shares. These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Class A Shares Sales at Net Asset Value. Each Fund may sell its Class A Shares at net asset value without a sales charge to certain categories of investors as set forth below:

(i) current or retired officers, trustees, directors or employees of the Trust, the Investment Manager, the Subadviser or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;

(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, the Investment Manager or the Subadviser with respect to such purchases (including provisions related to minimum levels of investment in the Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;

(iv) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;

(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, the Investment Manager or the Subadviser has an agreement for the use of a Fund in particular investment products or programs or in particular situations;

(vi) accounts for which the company that serves as trustee or custodian either (a) is affiliated with the Investment Manager, (b) is affiliated with the Subadviser or (c) has a specific agreement to that effect with the Distributor; and

(vii) investors who purchase shares in “Exempt Transactions,” as described under “Exempt Transactions; No CDSCs or Payments to Brokers” below.

The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A Shares of the Funds to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.

Right of Accumulation and Combined Purchase Privilege (Initial Sales Charge Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A Shares (the “Combined Purchase Privilege”) by combining concurrent purchases of Class A Shares of one or more of the Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sales charge on Class A Shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A Shares of a Fund with the current aggregate net asset value of all Class A and Class C Shares of any Fund held by accounts for the benefit of such Qualifying Investor.

The term “Qualifying Investor” refers to:

(i)	an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii)	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii)	an employee benefit plan of a single employer.

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Shares purchased or held through a plan investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A Shares of the Funds by means of a written Letter of Intent, which expresses an intention to invest not less than $100,000 within a period of 13 months in Class A Shares of any Fund. The maximum intended investment amount allowable in a Letter of Intent is $1,000,000. Each purchase of Class A Shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. At the investor’s option, a Letter of Intent may include purchases of Class A Shares of any Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $150,000 in Class A Shares of any Fund, you and your spouse each purchase Class A Shares of a Fund worth $45,000 (for a total of $90,000), it will only be necessary to invest a total of $60,000 during the following 13 months in Class A Shares of any of the Funds to qualify for the 3.50% sales charge on the total amount being invested (i.e., $150,000).

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is $100,000 within a period of 13 months. Up to 4% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If an investor wishes to enter into a Letter of Intent in conjunction with an initial investment in Class A Shares of a Fund, the investor should complete the appropriate portion of the Account Application. A current Class A shareholder desiring to do so may obtain a form of Letter of Intent by contacting the Trust’s transfer agent at 866-876-8294 or any financial intermediary participating in this program.

Shares purchased or held through an employer-sponsored benefit program do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares of the Funds to be redeemed may reinvest all or any portion of the redemption proceeds in Class A Shares of any Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Class A Shares will be sold to a reinvesting shareholder at the net asset value next determined. See “How the Funds’ Shares are Priced” in the Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. An investor may exercise the reinstatement privilege by written request sent to the Trust’s transfer agent or to the investor’s financial intermediary.

Notifications Regarding Waivers or Discounts of Initial Sales Charges on Class A Shares. In many cases, neither the Trust, the Distributor nor the Trust’s transfer agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a particular purchase of Class A Shares of the Funds. An investor or financial intermediary must notify the Trust’s transfer agent whenever a quantity discount or reduced sales charge is applicable to a purchase of Class A Shares and must provide the transfer agent with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A Shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge.

The quantity discounts and commission schedules described above may be modified or terminated at any time by the Trust in its discretion.

Contingent Deferred Sales Charges (CDSCs) – Class A and C Shares

As described in the Prospectus under the caption “Classes of Shares—Class A and C Shares,” a contingent deferred sales charge (“CDSC”) is imposed upon certain redemptions of Class A and Class C Shares.

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A Shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A Shares without an initial sales charge or if you are eligible for a waiver of the CDSC.

Unless a waiver applies, if you sell (redeem) your Class C Shares within one year of the purchase of the shares, you will pay a 1% CDSC.

No CDSC is currently imposed upon redemptions of Institutional Class Shares.

Because CDSCs are calculated on a Fund-by-Fund basis, instead of redeeming an investment from a Fund and making no reinvestment in the Funds, shareholders should consider whether to exchange shares of one Fund for shares of another Fund of the Trust if such an exchange would reduce or delay the payment of any CDSC applicable to such redemption.

The Trust commenced offering Class A and Class C Shares of all Funds, except Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Short Duration Fund and Ashmore Emerging Markets Growth Fund, before the most recent fiscal year end and the Distributor has received $0 in CDSCs with respect to redemptions of Class A or Class C Shares.

Calculation of CDSCs. As described above, whether a CDSC is imposed on Class A or Class C Shares and the amount of the CDSC will depend, in part, on the number of years or months since the investor purchased the shares being redeemed. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A or Class C Shares is paid to the Distributor. For investors investing in Class A or Class C Shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Waiver of Contingent Deferred Sales Charges (CDSCs). The CDSC applicable to Class A and Class C Shares is currently waived for:

(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) that occurs after the purchase of Class A or Class C Shares;

(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;

(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Internal Revenue Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi) affiliates of the Trust, the Investment Manager, the Subadviser, and the Distributor and redemptions by Trustees, officers and employees of the Trust, and by directors, officers and employees of the Investment Manager, the Subadviser and the Distributor;

(vii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size as specified in the Prospectus;

(viii) involuntary redemptions caused by operation of law;

(ix) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(x) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;

(ix) a redemption by a holder of Class A or Class C Shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); and

(x) a redemption by a holder of Class A or Class C Shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

Exempt Transactions; No CDSCs or Payments to Brokers. In addition to the waivers noted above, investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

•	A redemption by a holder of Class A or Class C Shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

Distribution and Servicing Plans for Class A and Class C Shares

As stated in the Prospectus under the caption “Classes of Shares—Class A and C Shares—Distribution and Servicing (12b-1) Plans” and “Share Purchases, Exchanges and Redemptions,” Class A and Class C Shares of the Funds are continuously offered, including through participating brokers that are members of the Financial Industry Regulatory Authority Inc. (“FINRA”) and that have dealer or other agreements with the Distributor, or that have agreed to act as introducing brokers, and through other financial intermediaries.

Pursuant to separate Distribution and Servicing Plans for Class A Shares and Class C Shares (each a “12b-1 Plan”), the Distributor receives (i) in connection with the distribution of Class C Shares of the Funds, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A and Class C shareholders of the Funds and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A and Class C Shares as to which no distribution and servicing fees were paid on account of such limitations.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors) in connection with the sale of Class C Shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A Shares. In the case of Class A Shares, these parties are also compensated based on the amount of an initial sales charge reallowed by the Distributor, except in cases where Class A Shares are sold without an initial sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A Shares without a sales charge). In the case of Class C Shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A and Class C Shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Each 12b-1 Plan may be terminated with respect to any Fund to which the 12b-1 Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or the Distribution Contract (“disinterested 12b-1 Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any 12b-1 Plan that would materially increase the cost to the class of shares of any Fund to which the 12b-1 Plan relates requires approval by the affected class of shareholders of that Fund.

The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each 12b-1 Plan may be amended by vote of the Trustees, including a majority of the disinterested 12b-1 Plan Trustees, cast in person at a meeting called for the purpose. As long as the 12b-1 Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

The 12b-1 Plans will continue in effect with respect to each Fund, and each applicable class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested 12b-1 Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

If a 12b-1 Plan is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the 12b-1 Plans will provide benefits to the Trust. In this regard, the Trustees believe that the 12b-1 Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the 12b-1 Plans or under alternative distribution schemes. The Trustees believe that the effect of the 12b-1 Plans on sales and/or redemptions may benefit the Trust by allowing the Funds to potentially benefit from economies of scale as the Funds achieve higher asset levels. From time to time, expenses of the Distributor incurred in connection with the sale of Class C Shares of the Trust, and in connection with the servicing of Class A and Class C shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class A and Class C Shares.

Certain officers and employees of the Investment Manager and affiliates of the Investment Manager, including persons who may also serve as Officers or Interested Directors of the Funds, may have a financial interest in the operation of the 12b-1 Plans or related agreements. For example, they may be employed by and receive compensation from AIMUS or their compensation may be based on the financial performance of the Investment Manager, which can be indirectly affected by the success of the 12b-1 Plans.

Class A and Class C Servicing Fees / Class C Distribution Fees. As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A and Class C shareholders of the Trust and the maintenance of Class A and Class C shareholder accounts (including in each case the accounts of plan participants or similar investors where shares are held by a financial intermediary through an omnibus account), the Trust pays the Distributor servicing fees up to the annual rate of 0.25%, calculated as a percentage of each Fund’s average daily net assets attributable to the particular share class.

In addition, as compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C Shares of the Trust, the Trust pays the Distributor distribution fees up to the annual rate of 0.75%, calculated as a percentage of each Fund’s average daily net assets attributable to Class C Shares.

The 12b-1 Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the 12b-1 Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The servicing fee, which is applicable to Class A and Class C Shares of the Funds, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. The distribution fee applicable to Class C Shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class C Shares of the Funds, including, without limitation, compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class C Shares, printing of prospectuses and reports for other than existing Class C shareholders, advertising, and preparation, printing and distributions of sales literature. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A or Class C Shares of any Fund may indirectly support sales and servicing efforts relating to the other share classes of the same Fund or the other Funds’ shares of the same or different classes. In reporting its expenses to the

Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds, based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

	Servicing Fee	Distribution Fee
Class A Shares	0.25%	None

Class C Shares	0.25%	0.75%

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or other financial intermediary (collectively, “financial intermediaries”) through which an investor purchases shares.

With respect to Class C Shares, except as provided below, the financial intermediaries are also paid at the time of a purchase a commission equal to 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of an investment in Class C Shares. A financial intermediary for these purposes is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial intermediaries include brokers, dealers, insurance companies, third party administrators and banks. Financial intermediaries that receive distribution and/or servicing fees may in certain circumstances pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Distributor, the Investment Manager, the Subadviser and their affiliates from time to time may make payments such as cash bonuses or provide other incentives to selected financial intermediaries as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial intermediaries’ financial consultants and their customers, placing the Funds on the financial intermediaries’ preferred or recommended fund list, granting the Distributor, the Investment Manager, the Subadviser and their affiliates access to the financial intermediaries’ financial consultants, providing assistance in training and educating the financial intermediaries’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from intermediary to intermediary. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings. Financial intermediaries include brokers, dealers, insurance companies, third party administrators and banks.

A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Investment Manager or the Subadviser and/or a particular class of shares, possibly during a specified period of time. The Distributor, the Investment Manager, the Subadviser and their affiliates may also make payments to certain participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in the Funds and the quality of the financial intermediary’s relationship with the Distributor, the Investment Manager or the Subadviser. The additional payments described above are made at the expense of the Distributor, the Investment Manager, the Subadviser and their affiliates. These payments are made to financial intermediaries selected by the Distributor, the Investment Manager or the Subadviser, generally to the intermediaries that have sold significant amounts of shares of the Funds or other Ashmore-sponsored funds. In certain cases, these payments are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to a formula, the Distributor, the Investment Manager, the Subadviser and their affiliates may make payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formula. There may be a few relationships on different bases.

The Distributor, the Investment Manager and their affiliates, at their own expense and out of their own assets, may also provide compensation to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, the compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of the Funds. Intermediaries that are registered broker-dealers may not use sales of Fund shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

As of the date of this Statement of Additional Information, the Distributor and the Investment Manager anticipate that the firms that will receive the additional payments described above for distribution services and/or educational support include:

[1. Fidelity: National Financial Services LLC, Fidelity Brokerage Services LLC and Fidelity Investments Institutional Operations, Company Inc.

2. UBS: UBS Financial Services Inc.

3. Pershing: Pershing LLC

4. LPL Financial LLC

5. Charles Schwab & Co., Inc.

6. T. Rowe Price Retirement Plan Services, Inc. and T. Rowe Price Investment Services, Inc.

7. TD AMERITRADE Clearing, Inc. and TD AMERITRADE, Inc.

8. JP Morgan Chase Bank, N.A.

9. Merrill Lynch

10. Citigroup Global Markets Inc.

11. Morgan Stanley Smith Barney LLC

12. MidAtlantic Trust]

The Distributor expects that additional firms may be added to this list from time to time. Representatives of the Distributor, the Investment Manager, the Subadviser or their affiliates intend to visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial intermediaries that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Investment Manager and the Subadviser will not consider the sale of Fund shares as a factor when choosing financial intermediaries to effect those transactions.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class C Shares and, for Class A and Class C Shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the 12b-1 Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant 12b-1 Plan terminates.

The following table sets forth the amount paid by the Trust pursuant to the 12b-1 Plans for the last three fiscal years.

	Year Ended 10/31/15						Year Ended 10/31/14		Year Ended 10/31/13
Fund	Class A			Class C			Class A	Class C	Class A	Class C
Ashmore Emerging Markets Corporate Debt Fund	$	[	]	$	[	]	$13,754	$2,378	$5,992	$837
Ashmore Emerging Markets Equity Fund	$	[	]	$	[	]	$77	$11	$32	$11
Ashmore Emerging Markets Frontier Equity Fund(1)	$	[	]	$	[	]	$11	$78	N/A	N/A
Ashmore Emerging Markets Local Currency Bond Fund	$	[	]	$	[	]	$3,365	$1,519	$3,736	$952
Ashmore Emerging Markets Small-Cap Equity Fund	$	[	]	$	[	]	$920	$360	$1,777	$134
Ashmore Emerging Markets Equity Opportunities Fund(3)		N/A			N/A		N/A	N/A	N/A	N/A
Ashmore Emerging Markets Hard Currency Debt Fund	$	[	]	$	[	]	$22	$11	$24	$11
Ashmore Emerging Markets Total Return Fund	$	[	]	$	[	]	$20,062	$9,074	$20,978	$8,642
Ashmore Emerging Markets Short Duration Fund(2)	$	[	]		[N/A	]	$52	N/A	N/A	N/A
Ashmore Emerging Markets Growth Fund(4)		N/A			N/A		N/A	N/A	N/A	N/A

(1)	Class A and Class C Shares of the Ashmore Emerging Markets Frontier Equity Fund commenced operations on May 7, 2014.
(2)	Class A Shares of the Ashmore Emerging Markets Short Duration Fund commenced operations on September 23, 2014. Class C Shares of the Fund had not commenced operations as of the fiscal year ended October 31, 2015.
(3)	Class A and Class C Shares of the Ashmore Emerging Markets Equity Opportunities Fund commenced operations on November 23, 2015.
(4)	The Ashmore Emerging Markets Growth Fund is newly formed and the Trust has not paid any amounts pursuant to the 12b-1 Plans for the Fund as of the date of this Statement of Additional Information.

The amounts collected pursuant to the 12b-1 Plan with respect to Class A and C Shares will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses related to the same.

Additional Payments For Other Services. The Funds may make payments to financial intermediaries for sub-administration, sub-transfer agency, or other shareholder services. The Distributor, the Investment Manager, the Subadviser or any of their affiliates may also, from time to time, make such payments to financial intermediaries out of their own resources and without additional cost to a Fund or its shareholders. These financial intermediaries are firms that, for compensation, provide certain administrative and account maintenance services to mutual fund shareholders. These financial intermediaries may include, among others, brokers, financial planners or advisers, banks (including bank trust departments), retirement plan and qualified tuition program administrators, third-party administrators, and insurance companies.

In some cases, a financial intermediary may hold its clients’ shares of a Fund in nominee or street name. Financial intermediaries may provide shareholder services, which may include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual and semiannual reports, shareholder notices, and other SEC-required communications; processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by the Funds or by the Distributor, the Investment Manager, the Subadviser or their affiliates to an intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Fund. The amount of continuing compensation paid to different financial intermediaries varies. In addition, the Funds or the Distributor, the Investment Manager, the Subadviser and their affiliates may also make payments to financial intermediaries to offset the cost associated with processing transactions in Fund shares or to pay financial intermediaries one-time charges for setting up access for the Funds on particular platforms, as well as transaction fees, or per position fees.

In addition, the Distributor, the Investment Manager, the Subadviser and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services that may be deemed to be primarily intended to result in the sale of Institutional Class Shares of the Funds. These payments may be significant to the payors and the payees.

SHARE PURCHASES, EXCHANGES AND REDEMPTIONS

Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Prospectus, under the headings “Share Purchases, Exchanges and Redemptions” and “How to Sell or Exchange Shares” and that information is incorporated herein by reference. This section of the SAI contains additional information regarding purchases, exchanges and redemptions.

Purchases—Investment Minimums. The minimum initial investment in Class A or Class C Shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund as described in the Prospectus. The minimum investment in Institutional Class Shares of any Fund is $1,000,000, with a minimum additional investment of $5,000 per Fund as described in the Prospectus. The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust may also lower or waive these minimum investment amounts for certain categories of investors.

To obtain more information about exceptions to the minimum initial investment for Fund Shares, please call the Funds’ transfer agent at 866-876-8294.

Exchange Privilege. As described and subject to any limits in the Prospectus under “How to Sell or Exchange Shares” and in this SAI, a shareholder may exchange shares of any Fund for shares of the same class of any other series of the Trust that is available for investment, on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any CDSC will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C Shares of one Fund and 6 months later (when the CDSC upon redemption would normally be 1.00%) exchanges his shares for Class C Shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% CDSC until one year after the date of the shareholder’s investment in the first Fund as described herein.

Exchanges are subject to any minimum initial purchase requirements for each share class of each Fund. An exchange will constitute a taxable sale for federal income tax purposes.

With respect to Class C shares, or Class A Shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

The Trust, the Investment Manager and the Subadviser each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust, or the Subadviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Investment Manager or the Subadviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

Redemptions. Other than an applicable CDSC, a shareholder will not pay any special fees or charges (including any redemption fees) to the Trust or the Distributor when the shareholder sells (redeems) his or her shares. However, if a shareholder sells his or her shares through a broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus or in this SAI. The Trust’s Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Funds may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectus.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Fund’s Prospectus for more information.

Other Information Regarding Purchases, Exchanges and Redemptions

The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments in the Funds as it does not have access to the information necessary to assess your financial situation.

Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, service organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Funds, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectus and this SAI. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectus and this SAI) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Fund shares, or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Trust by calling 866-876-8294.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

Persons selling Fund shares may receive different compensation for selling Class A, Class C or Institutional Class shares of the Funds.

Share purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within five business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Trust reserves the right to require payment by wire or official U.S. bank check. The Trust generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

You may connect your Fund account(s) with a bank account for subsequent purchases, redemptions and other transactions in Fund shares. Such arrangements must be requested on your Account Application. To link to your bank account, you may need to have all shareholders of record sign the Account Application and have those signatures guaranteed. See “Signature Guarantee” below. Trading privileges will apply to each shareholder of record for the account unless and until the transfer agent receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new application signed by all owners of record of the account, with all signatures guaranteed. The Trust and the transfer agent may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Trust reserves the right to amend, suspend or discontinue any such arrangements at any time without prior notice. You cannot link your bank account if you hold your shares of the Fund through a broker in a “street name” account or in other omnibus accounts.

Signature Guarantee. When a signature guarantee is called for as described in the Prospectus, a “medallion” signature guarantee will be required. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. Signature guarantees from financial institutions that are not participating in the Stamp 2000 Medallion Guarantee program will not be accepted. A shareholder can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in this program. The Trust reserves the right to modify its signature guarantee standards at any time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Prospectus. Shareholders should contact the Trust’s transfer agent for additional details regarding the Trust’s signature guarantee requirements.

Account Registration Changes. Changes in registration or account privileges may be made in writing to the Trust’s transfer agent. Signature guarantees may be required. See “Signature Guarantee” above. All correspondence must include the account number and must be sent to:

REGULAR MAIL	OVERNIGHT OR EXPRESS MAIL
Ashmore Funds c/o The Northern Trust Company PO Box 4766 Chicago, IL 60680-4766	Ashmore Funds c/o The Northern Trust Company 801 South Canal Street C5S Chicago, IL 60607

Transfer on Death Registration. The Trust may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Trust in accordance with the Uniform TOD Security Registration Act will govern the registration. The Trust may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Trust may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registration.

Special Arrangements of Financial Intermediaries. Brokers, dealers, banks and other financial intermediaries provide varying arrangements for their clients to purchase, exchange and redeem Fund shares. Some may establish higher minimum investment requirements than specified in the Prospectus or this SAI. Financial intermediaries may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Financial intermediaries also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust’s transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their financial intermediary. In addition, certain privileges with respect to the purchase, exchange and redemption of Fund shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

DETERMINATION OF NET ASSET VALUE

As described in the Prospectus under the heading “How the Funds’ Shares are Priced,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectus further notes that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describes the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Each Fund’s liabilities are allocated among its classes of shares. The total of such liabilities allocated to a class and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. In accordance with regulations governing registered investment companies, purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in the NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Funds’ portfolio securities and other assets (including any fair value pricing) and NAV of the Funds’ shares to the Investment Manager, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Investment Manager has established the Ashmore Pricing Team, consisting of its own employees, to facilitate the fulfillment of its responsibilities under the Valuation Procedures. Primary responsibility for the Ashmore Emerging Markets Equity Fund, the Ashmore Emerging Markets Frontier Equity Fund, the Ashmore Emerging Markets Small-Cap Equity Fund and the Ashmore Emerging Markets Equity Opportunities Fund has been further delegated to the AEIM Pricing Group to facilitate the fulfillment of its responsibilities with respect to such Funds under the Valuation Procedures. The Investment Manager, in addition, delegated various of these responsibilities to the Funds’ Custodian, Administrator and other agents.

As described in the Prospectus, for purposes of calculating NAV, the Funds’ portfolio securities and other assets for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Equity securities are generally valued on the basis of the last official closing price or the last reported sale price on an exchange or other market. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Domestic and foreign debt securities and non-exchange-traded derivatives are generally valued on the basis of quotes obtained from brokers and dealers or pricing services, in some cases, using data reflecting the earlier closing of the principal markets for those securities (e.g., certain foreign securities).

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which the instrument is primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Investments initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.

As described in the Prospectus, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectus provides additional information regarding the circumstances in which fair value pricing may be used and related information.

TAXES

Taxation of the Funds

The following provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters. Moreover, a shareholder’s tax treatment may vary depending upon his or her particular situation. Except as otherwise noted, the following discussion may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as retirement plans), financial institutions, broker-dealers, and persons who are neither citizens nor residents of the United States. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Each Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code, and each Fund intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (as described below); (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other RICs, and other securities limited, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its net investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for such year.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in paragraph (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). For purposes of the diversification test in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test, the identification of the issuer (or issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (ii) above.

To the extent that it qualifies for treatment as a RIC, a Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below). A Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return to shareholders by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs. If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income; thus, the investment return to the Fund’s shareholders could be materially reduced. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute substantially all of its investment company taxable income and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) in a taxable year. If a Fund retains any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S.

tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31st, plus undistributed amounts from prior years. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also, for these purposes, each Fund will be treated as having distributed any amount for which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. A Fund must apply such carryforwards first against gains of the same character. A Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Tax rules can alter the Fund’s holding period in securities and thereby affect the tax treatment of gain or loss on such securities. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Distributions of the excess of net long-term capital gain over net short-term capital loss, in each case taking into account any loss carryforwards, that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income.

A Fund may report certain dividends as derived from “qualified dividend income” which, when received by an individual, will be taxed at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. Ashmore Emerging Markets Corporate Debt Fund, Ashmore Emerging Markets Local Currency Bond Fund, Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Total Return Fund and Ashmore Emerging Markets Short Duration Fund do not expect a significant portion of distributions to be derived from qualified dividend income.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income” that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

Dividends received by corporate shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by a Fund is treated as a dividend. The Funds generally do not expect that a significant portion of their distributions will be eligible for the corporate dividends-received deduction.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. The details of the implementation of this tax remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Dividends declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Early each calendar year, each Fund will send its shareholders detailed information regarding the amount and tax status of any distributions paid by the Fund during the previous year. Distributions may also be subject to state, local and other taxes.

Investments in the Underlying Funds

Because Ashmore Emerging Markets Equity Opportunities Fund will invest substantially all of its assets in the Underlying Funds, its distributable income and gains will normally consist substantially of distributions from Underlying Funds and gains and losses on the disposition of shares of Underlying Funds. To the extent that an Underlying Fund realizes net losses on its investments for a given taxable year, Ashmore Emerging Markets Equity Opportunities Fund will not be able to benefit from those losses until (i) the Underlying Fund realizes gains that it can reduce by those losses, or (ii) Ashmore Emerging Markets Equity Opportunities Fund recognizes its share of those losses (so as to offset distributions of net capital gains from other Underlying Funds) when it disposes of shares of the Underlying Fund. Moreover, even when Ashmore Emerging Markets Equity Opportunities Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for U.S. federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, Ashmore Emerging Markets Equity Opportunities Fund will not be able to offset any capital losses from its dispositions of Underlying Fund shares against its ordinary income (including distributions of any net short-term capital gains realized by an Underlying Fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to Ashmore Emerging Markets Equity Opportunities Fund’s sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by Ashmore Emerging Markets Equity Opportunities Fund at a loss and Ashmore Emerging Markets Equity Opportunities Fund acquires additional shares of that same Underlying Fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in Ashmore Emerging Markets Equity Opportunities Fund’s hands on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gain that Ashmore Emerging Markets Equity Opportunities Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds. For similar reasons, the amount or timing of distributions from Ashmore Emerging Markets Equity Opportunities Fund qualifying for treatment as a particular character (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had Ashmore Emerging Markets Equity Opportunities Fund invested directly in the securities held by the Underlying Funds.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss includible in and taxable at the reduced rates applicable to net capital gain, if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares of the Fund are purchased, including by means of dividend reinvestments, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Foreign Taxes

A Fund that invests in foreign securities may be liable to foreign governments for taxes relating primarily to investment income or capital gains on foreign securities in the Fund’s portfolio. If at the close of its taxable year, more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations, the Fund may make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-exempt shareholders (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by a Fund.

If at the close of each quarter of Ashmore Emerging Markets Equity Opportunities Fund’s taxable year, at least 50% of its total assets consist of interests in other RICs, including the Underlying Funds, Ashmore Emerging Markets Equity Opportunities Fund will be a “qualified fund of funds.” In that case, Ashmore Emerging Markets Equity Opportunities Fund will be permitted to elect to pass through to its shareholders foreign income and other similar taxes paid by Ashmore Emerging Markets Equity Opportunities Fund in respect of foreign securities held directly by Ashmore Emerging Markets Equity Opportunities Fund or by an Underlying Fund in which it invests that itself elected to pass such taxes through to shareholders, so that shareholders of the Fund will be eligible to claim a tax credit or deduction for such taxes. However, even if Ashmore Emerging Markets Equity Opportunities Fund qualifies to make such election for any year, it may determine not to do so.

Foreign Currency Transactions

Any transaction by a Fund in foreign currencies, foreign-currency denominated debt obligations or certain foreign currency options, futures contracts, or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Financial Products

In general, any option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying securities or other assets, the Fund generally will recognize capital gain or loss equal to (i) the sum of the strike price and the option premium received by the Fund minus (ii) the Fund’s basis in the underlying securities or other assets. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying securities or other assets. If securities or other assets are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities or other assets purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying securities or other assets generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Thus, the straddle rules could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute qualified dividend income or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund, including regulated futures contract, certain foreign currency positions and certain listed non-equity options, will be governed by Section 1256 of the Code (“Section 1256 contracts”). Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market,” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its other hedging or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale, and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

A Fund’s investments in commodity-related derivatives can be limited by the Fund’s intention to qualify as a RIC, and can limit the Fund’s ability to so qualify. Income and gains from certain commodity-related derivatives does not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. The tax treatment of some other commodity-related derivatives is not certain, in particular with respect to whether income or gains from such investments constitute qualifying income to a RIC. If a Fund were to treat income or gain from a particular investment as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to eliminate a Fund-level tax. If a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Exchange-Traded Notes

The tax rules are uncertain with respect to the treatment, including timing, of income or gains arising in respect of ETNs. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a RIC and to avoid a Fund-level tax.

Securities Issued or Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations that are acquired by the Funds in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Increases in the principal amount of an inflation indexed bond will be treated as OID. Decreases in the principal amount of an inflation indexed bond will reduce the amount of interest from the debt instrument that would otherwise be includible in income by a Fund.

If a Fund holds the foregoing kinds of debt instruments, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require a Fund to reduce its tax basis by the amount of amortizable premium.

At-Risk or Defaulted Securities

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether, when or to what extent the Fund should recognize market discount on a debt obligation; when and to what extent the Fund may take deductions for bad debts or worthless securities; and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and avoid becoming subject to U.S. federal income or excise tax.

Passive Foreign Investment Companies

Equity investments by a Fund in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”), could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from a PFIC or gain from the disposition of PFIC shares. A Fund cannot eliminate this tax by making distributions to Fund shareholders. However, a Fund may elect to avoid that tax. For example, a Fund may elect to mark the gains (and to a limited extent the losses) in its PFIC holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. A Fund may also elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not qualify for treatment as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Repurchase Agreements and Securities Loans

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders. For more information regarding qualified dividend income and the dividends-received deduction, see “Taxation of Fund Distributions” above.

Investments in Other Investment Companies

If a Fund receives dividends from another mutual fund, an ETF or another company that qualifies as a regulated investment company (each, an “investment company”), and the investment company reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

If the Fund receives dividends from an investment company and the investment company reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the investment company.

Real Estate Investment Trusts

Any investment by a Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT securities also may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make required distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

REMICs

It is possible that a Fund will invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on UBTI and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Tax-Exempt Shareholders

Under current law, each Fund serves to prevent UBTI from being realized by its tax-exempt shareholders (that is, the Fund “blocks” this income with respect to such shareholders). Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-

exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in Code Section 664) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT or other shareholder and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. No Fund has yet determined whether such an election will be made. CRTs and other tax-exempt shareholders are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%.

Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner’s U.S. federal income tax return, provided the appropriate information is furnished to the IRS.

Foreign Shareholders

Absent a specific statutory exemption, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding. Distributions properly reported as Capital Gain Dividends generally are not subject to withholding of U.S. federal income tax.

For distributions with respect to taxable years of a Fund beginning before January 1, 2015, a RIC was not required to withhold any amounts (i) with respect to distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions were properly reported as such by the RIC in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions were properly reported as such by the RIC in a written notice to shareholders (“short-term capital gain dividends”). The exception to withholding for interest-related dividends did not apply to distributions to a foreign shareholder (A) that had not provided a satisfactory statement that the beneficial owner was not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the foreign shareholder was the issuer or was a 10% shareholder of the issuer, (C) that is within certain foreign countries that had inadequate information exchange with the United States, or

(D) to the extent the dividend was attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder was a controlled foreign corporation. The exception to withholding for short-term capital gain dividends did not apply to (A) distributions to an individual foreign shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below. This exemption from withholding for interest-related and short-term capital gain dividends has expired for distributions with respect to taxable years of a RIC beginning on or after January 1, 2015. It is currently unclear whether Congress will extend the exemption for distributions with respect to taxable years of a RIC beginning on or after January 1, 2015, and what the terms of such an extension would be, including whether such extension would have retroactive effect.

Under U.S. federal tax law, a foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct by the foreign shareholder of a trade or business within the United States, (ii) in the case of a foreign shareholder that is an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend it received (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisers.

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) that are attributable directly or indirectly to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands, generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership in the Fund. Prior to January 1, 2015, the “look-through” USRPI treatment described above for distributions by a RIC to foreign shareholders also applied to distributions attributable to (i) gains realized on the disposition of USRPIs by a RIC and (ii) distributions received by the RIC from a lower-tier RIC that an upper-tier RIC was required to treat as USRPI gain in its hands. It is currently unclear whether Congress will extend these former “look-through” provisions to distributions made on or after January 1, 2015, and what the terms of any such extension would be, including whether such extension would have retroactive effect.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

No Fund expects that it will be a USRPHC or that it would be a USRPHC but for the operation of certain of the special exceptions referred to above.

In order to qualify for any exemption from withholding described above, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing, as applicable, an IRS Form W-8BEN, W-8BEN-E, or substitute form). To the extent the Fund qualifies and makes an election to pass through foreign taxes to its shareholders, as described earlier, foreign shareholders of the Fund generally will be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes. Foreign shareholders should contact their tax advisers in this regard. Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Shareholder Reporting Obligations With Respect to Foreign Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114. Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

The U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends, and 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays on or after January 1, 2017 (which date, under recent Treasury guidance, is expected to be delayed until on or after January 1, 2019). If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Tax Matters

Under Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax laws. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of [    ], 2016, unless otherwise noted, the following persons owned of record or beneficially 5% or more of the shares of the following Funds:

	Number of Class A Shares		Percentage of Outstanding Shares of Class A Owned		Number of Class C Shares		Percentage of Outstanding Shares of Class C Owned		Number of Institutional Class Shares		Percentage of Outstanding Shares of Institutional Class Owned
Ashmore Emerging Markets Corporate Debt Fund [name]	[	]	[	]	[	]	[	]	[	]	[	]
Ashmore Emerging Markets Equity Fund [name]	[	]	[	]	[	]	[	]	[	]	[	]
Ashmore Emerging Markets Frontier Equity Fund [name]	[	]	[	]	[	]	[	]	[	]	[	]
Ashmore Emerging Markets Local Currency Bond Fund [name]	[	]	[	]	[	]	[	]	[	]	[	]
Ashmore Emerging Markets Small-Cap Equity Fund [name]	[	]	[	]	[	]	[	]	[	]	[	]
Ashmore Emerging Markets Equity Opportunities Fund [name]	[	]	[	]	[	]	[	]	[	]	[	]
Ashmore Emerging Markets Hard Currency Debt Fund [name]	[	]	[	]	[	]	[	]	[	]	[	]
Ashmore Emerging Markets Total Return Fund [name]	[	]	[	]	[	]	[	]	[	]	[	]
Ashmore Emerging Markets Short Duration Fund [name]	[	]	[	]	[	]	[	]	[	]	[	]
Ashmore Emerging Markets Growth Fund[1] [name]	[	]	[	]	[	]	[	]	[	]	[	]

(1)	Because Ashmore Emerging Markets Growth Fund is newly formed, no persons own of record or beneficially 5% or more of any class of shares of the Fund as of the date of this Statement of Additional.

As of [    ], 2016, unless otherwise noted, the following persons owned of record or beneficially more than 25% of the following Funds:

Percentage of Outstanding Shares of Fund Owned
[name] [address]	[ ]

Persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders if they have beneficial ownership of 25% or more of a Fund’s outstanding voting securities. To the extent a shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders. A redemption by a large shareholder could have the effect of increasing transaction costs and increasing taxable distributions to other shareholders of a Fund. [As of the applicable dates shown in the table above, Ashmore Investments (UK) Limited, which is under common control with the Investment Manager, may be deemed to control each of Ashmore Emerging Markets Hard Currency Debt Fund, Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Short Duration Fund [and Ashmore Emerging Markets Growth Fund], and Ashmore Investments (UK) Limited’s investments may be redeemed at any time.]

[As of [    ], 2016, to the best knowledge of the Trust, the Trustees and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of each of the Funds and the Trust as a whole.]

CUSTODIAN

The Northern Trust Company (the “Custodian”), PO Box 4766, Chicago, IL 60680-4766, is the custodian of the assets of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Northern Trust Company (the “Transfer Agent”), PO Box 4766, Chicago, IL 60680-4766, is the Trust’s registrar, transfer agent, and dividend disbursing agent. The Transfer Agent processes purchase and redemption orders, maintains records of Fund shareholders, and disburses dividends and other distributions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[    ], the Trust’s independent registered public accounting firm, provides audit services, and tax compliance and tax consulting services. Its address is [    ].

CODE OF ETHICS

The Investment Manager, the Subadviser, the Distributor and the Funds have each adopted a Code of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, including securities that may be purchased or held by the Funds.

PROXY VOTING POLICIES AND PROCEDURES

Subject to any specific instructions provided by the Funds from time to time, the Funds’ Investment Manager (or, with respect to Ashmore Emerging Markets Equity Fund, Ashmore Emerging Markets Frontier Equity Fund, Ashmore Emerging Markets Small-Cap Equity Fund and Ashmore Emerging Markets Equity Opportunities Fund, each such Fund’s Subadviser) is generally responsible for voting proxies and taking decisions in connection with corporate actions (referred to herein as “proxies” or a “proxy”) with respect to equities, bonds, loans or other debt instruments (referred to herein as “Securities”) held by or held on behalf of the Funds.

The Funds’ Investment Manager or Subadviser, as applicable, will take reasonable steps in the circumstances to ensure that proxies are voted in the best interests of the Funds. Protecting the financial interests of the Funds is the primary consideration for the Investment Manager or Subadviser, as applicable, in determining how to protect such interests.

When considering how to vote a proxy, the Investment Manager or Subadviser, as applicable, will consider those factors that relate to the Funds’ interests, primarily economic, which may result in it voting for a proposal, against a proposal, abstaining from voting or submitting pricing tenders or other commercial undertakings in respect of a proposal.

From time to time, proxy voting proposals may raise conflicts between the interests of the Investment Manager or Subadviser, as applicable, (including its employees, and/ or its affiliates) and the Funds. The Compliance Department of the Investment Manager and the Subadviser, as applicable, and the Funds’ Chief Compliance Officer will take certain steps to determine whether such conflict is material and, if so, the Investment Manager or Subadviser, as applicable, will vote the proxy only in accordance with the recommendation of an independent 3rd party or only after the Fund’s Chief Compliance Officer has had an opportunity to review the conflict of interest and how the Investment Manager or Subadviser, as applicable, proposes to vote the proxy.

In circumstances where the Investment Manager or Subadviser, as applicable, has been advised of a requirement for a proxy vote relating to a Security held by or on behalf of a Client, the following guidelines will be adopted.

Whilst Northern Trust is the custodian for the Funds, all proxy votes are received, logged and responded to by the Investment Manager or Subadviser, as applicable, using either (a) ‘ProxyExchange’ (a web portal for voting in AGM’s and EGM’s administered by Risk Metrics Group) or (b) CDR (Corporate Actions Delivery & Response) a system supplied by Northern Trust.

The requirement for a proxy vote will be advised by the Investment Manager’s or, as applicable, the Subadviser’s Transaction Processing team to the Portfolio Manager who has primary responsibility for the security in question, and who will instruct the Transaction Processing team how to respond (after, where appropriate, raising the matter with the Investment Manager’s Investment Committee, and, again where appropriate, after input from the Legal and Transaction Management Department and/or Compliance Department of the Investment Manager or Subadviser, as applicable.

Information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 866–876–8294 specified toll-free (or collect) telephone number; on or through the Fund’s website at www.ashmoregroup.com; or both; and (2) on the Commission’s website at http://www.sec.gov.

LEGAL COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the relevant Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of such Fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

The audited financial statements of the Funds (except for Ashmore Emerging Markets Opportunities Fund and Ashmore Emerging Markets Growth Fund), including notes thereto, and related report of [ ], an independent registered public accounting firm, contained in the annual report to such Funds’ shareholders for the fiscal year ended October 31, 2015 (the “Annual Report”) are hereby incorporated herein by reference. Copies of the Funds’ annual and semi-annual reports to shareholders may be obtained upon request and without charge by calling the Funds at 866-876-8294.

APPENDIX A

PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of a series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to the Trust will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of shares of (and class) of the Fund(s) owned

A-1

beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

A-2

APPENDIX B

FIXED INCOME AND COMMERCIAL PAPER RATINGS

Moody’s Investors Service Inc. (“Moody’s”)

Fixed Income Security Ratings

“Aaa” – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated B are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Commercial Paper Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Rating Services (“Standard & Poor’s”)

Fixed Income Security Ratings

A Standard & Poor’s fixed income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific financial obligation, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and the promise we impute; (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.

“AAA” – An obligation rated ’AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated ’AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated ’A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated ’BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated ’BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated ’B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated ’CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated ’CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

Commercial Paper Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

“A-1” – A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation.

(1)	Agreement and Declaration of Trust of the Registrant (1).

(2)	Amended & Restated Agreement and Declaration of Trust of the Registrant, dated as of November 16, 2010 (2).

(b)	By-laws.

(1)	By-laws of the Registrant (1).

(2)	Amended & Restated Bylaws of the Registrant, dated as of November 16, 2010 (2).

(c)	Instruments Defining Rights of Securities Holders.

(1) Article III (Shares) and Article V (Shareholders’ Voting Powers and Meetings) of the Amended & Restated Agreement and Declaration of Trust (1).

(2) Article 9 (Sale of Shares; Uncertificated Shares and Share Certificates) of the Amended & Restated By-laws (1).

(d)	Investment Advisory Contracts.

(1) Form of Investment Management Agreement between Ashmore Investment Management Limited (“AIML”) and the Registrant (2).

(i) Revised Schedule A to the Investment Management Agreement between AIML and the Registrant (4).

(ii) Revised Schedule A to the Investment Management Agreement between AIML and the Registrant (5).

(iii) Revised Schedule A to the Investment Management Agreement between AIML and the Registrant (8).

(iv) Revised Schedule A to the Investment Management Agreement between AIML and the Registrant (9).

(v) Novation of Investment Management Agreement among AIML, Ashmore Investment Advisors Limited (“AIAL”) and the Registrant (10).

(vi) Revised Schedule A to the Investment Management Agreement between AIAL and the Registrant (11).

(vii) Revised Schedule A to the Investment Management Agreement between AIAL and the Registrant – to be filed by amendment.

(2) Form of Expense Limitation Agreement between AIML and the Registrant (2).

(3) Form of Amended and Restated Expense Limitation Agreement between AIML and the Registrant (3).

(i) Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIML and the Registrant (4).

(ii) Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIML and the Registrant (5).

(iii) Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIML and the Registrant (6).

(iv) Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIML and the Registrant (8).

(v) Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIML and the Registrant (9).

(vi) Form of Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIAL and the Registrant (10).

(vii) Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIAL and the Registrant (11).

(viii) Revised Schedule A to the Amended and Restated Expense Limitation Agreement between AIAL and the Registrant – to be filed by amendment.

(4) Form of Sub-Advisory Agreement between AIML and Ashmore EMM, L.L.C. (4).

(i) Revised Schedule A to the Sub-Advisory Agreement between AIML and Ashmore EMM, L.L.C. (5).

(5) Form of Amended and Restated Sub-Advisory Agreement between AIML and Ashmore Equities Investment Management (US) LLC (8).

(i) Revised Schedule A to the Sub-Advisory Agreement between AIML and Ashmore Equities Investment Management (US) LLC (8).

(ii) Novation of Sub-Advisory Agreement among AIML, AIAL and Ashmore Equities Investment Management (US) LLC (10).

(e)	Distribution Contracts.

(1) Distribution Contract dated December 2, 2010 between Ashmore Investment Management (US) Corporation (the “Distributor”) and Registrant (3).

(2) Form of Amended and Restated Distribution Contract between the Distributor and Registrant (3).

(i) Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (4).

(ii) Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (5).

(iii) Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (8).

(iv) Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (9).

(v) Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant (11).

(vi) Revised Schedules A and B to the Amended and Restated Distribution Contract between the Distributor and the Registrant – to be filed by amendment.

(3) Form of Selected Dealer Agreement (3).

(f)	Not applicable.

(g)	Custody Agreements.

(1) Form of Custody Agreement between The Northern Trust Company and the Registrant (2).

(2) Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (4).

(3) Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (5).

(4) Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (8).

(5) Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (9).

(6) Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant (11).

(7) Revised Schedule B to the Custody Agreement between The Northern Trust Company and the Registrant – to be filed by amendment.

(h)	Other Material Contracts.

(1) Form of Fund Administration and Accounting Services Agreement between The Northern Trust Company and the Registrant (2).

(2) Form of Amended and Restated Fund Administration and Accounting Services Agreement between The Northern Trust Company and the Registrant (3).

(3) Form of Second Amended and Restated Fund Administration and Accounting Services Agreement between The Northern Trust Company and the Registrant (4).

(4) Letter Agreement regarding the Second Amended and Restated Fund Administration and Accounting Services Agreement dated July 18, 2014 among The Northern Trust Company, the Registrant and AIAL (10).

(5) Form of Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (2).

(6) Form of Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (3).

(i) Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (4).

(ii) Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (5).

(iii) Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (8).

(iv) Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (9).

(v) Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant (11).

(vi) Revised Schedule A to the Amended and Restated Transfer Agency and Service Agreement between The Northern Trust Company and the Registrant – to be filed by amendment.

(i)	Opinion and Consent of Counsel (2)(4)(5)(8)(9)(11) – to be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm – not applicable.

(k)	Not applicable.

(l)	Form of Initial Capital and Subscription Agreement (2)(4)(5).

(m)	Distribution and Servicing Plans.

(1) Form of Distribution and Servicing Plan for Class A Shares (3).

(2) Form of Distribution and Servicing Plan for Class C Shares (3).

(n)	Multi-Class Plan of Registrant (3).

(1) Amended and Restated Multi-Class Plan of Registrant (5).

(o)	Reserved.

(p)	Codes of Ethics.

(1) Code of Ethics of the Registrant (2).

(i) Revised Code of Ethics of the Registrant, dated July 18, 2014 (10).

(2) Code of Ethics of AIML (2).

(i) Revised Code of Ethics of AIML, dated December 7, 2011 (6).

(ii) Revised Code of Ethics of AIML, dated November 27, 2012 (7).

(3) Code of Ethics of AIAL, dated December 2, 2014 (10).

(4) Code of Ethics of the Distributor (3).

(5) Code of Ethics of Ashmore Equities Investment Management (US) LLC (formerly Ashmore EMM, L.L.C.) (4).

(i) Revised Code of Ethics of Ashmore Equities Investment Management (US) LLC (formerly Ashmore EMM, L.L.C.), dated January 1, 2012 (6).

(ii) Revised Code of Ethics of Ashmore Equities Investment Management (US) LLC (formerly Ashmore EMM, L.L.C.) (7).

(q)	Powers of Attorney.

(1) Power of Attorney for Yeelong Balladon (10).

(2) Power of Attorney for Michael Chamberlin (10).

(3) Power of Attorney for Joseph Grainger (10).

(4) Power of Attorney for George Grunebaum (10).

(5) Power of Attorney for Stephen Hicks (10).

(1)	Incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed September 3, 2010.
(2)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed November 23, 2010.
(3)	Incorporated by reference to Post-Effective Amendment No. 1 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on December 23, 2010.
(4)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on June 15, 2011.
(5)	Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on September 30, 2011.
(6)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on February 28, 2012.
(7)	Incorporated by reference to Post-Effective Amendment No. 12 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on February 28, 2013.

(8)	Incorporated by reference to Post-Effective Amendment No. 16 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on September 25, 2013.
(9)	Incorporated by reference to Post-Effective Amendment No. 22 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on June 20, 2014.
(10)	Incorporated by reference to Post-Effective Amendment No. 24 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on February 27, 2015.
(11)	Incorporated by reference to Post-Effective Amendment No. 27 to the Registrant’s Initial Registration Statement on Form N-1A, file no. 333-169226, filed on October 26, 2015.

Item 29. Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 30. Indemnification

Reference is made to Article VII of Registrant’s Amended & Restated Agreement and Declaration of Trust which is incorporated herein by reference. In addition, the Trust will maintain a trustees and officers liability insurance policy under which the Trust and its trustees and officers will be named insureds. Ashmore Group plc (“Ashmore Group”), the parent company of AIAL, maintains a directors and officers liability insurance policy under which directors and officers of Ashmore Group and its subsidiaries are named insureds.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

A description of the business of AIAL, the investment adviser of the Funds of the Registrant (the “Manager”), is set forth under the captions “Management of the Funds” in the prospectuses and “The Investment Manager” in the statements of additional information, all forming part of this Registration Statement.

The directors, officers, and partners of the Manager have been engaged during the past two fiscal years in no business, profession, vocation or employment of a substantial nature other than as directors, officers, or partners of the Manager or certain of its affiliates. The address of the Manager is 61 Aldwych, London WC2B 4AE, England.

Item 32. Principal Underwriter

(a)	Ashmore Investment Management (US) Corporation, the Distributor, serves as principal underwriter of shares for the Registrant. The Distributor is an affiliate of AIAL, the Registrant’s investment manager. The Distributor does not currently serve as principal underwriter for any registered investment companies other than the Registrant.

(b)

Name and Principal Business Address*	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant

George Grunebaum	Chief Executive Officer, Supervisory Principal and Director	Trustee, President and Chief Executive Officer

Ted Smith	Supervisory Principal and Director	None

Chris Tsutsui	Financial and Operations Principal and Director	Treasurer and Principal Financial and Accounting Officer

Kevin Hourihan	Chief Compliance Officer	None

*	Principal business address for all individuals listed is 122 E. 42nd Street, New York, New York 10168

(c)	The Registrant has no principal underwriter that is not an affiliated person of the Registrant or an affiliated person of such an affiliated person.

Item 33. Location of Accounts and Records

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of AIAL, located at 61 Aldwych, London WC2B 4AE, England and 122 East 42nd Street, Floor 50, New York, New York 10168-0002, the offices of Ashmore Equities Investment Management (US) LLC., located at 1001 19th Street North, 17th Floor, Arlington, Virginia 22209, and/or the offices of The Northern Trust Company, located at 801 S. Canal Street C5S, Chicago, IL 60607.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

None.

NOTICE

A copy of the Agreement and Declaration of Trust of the registrant (the “Trust”), together with all amendments thereto, is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by an officer of the Trust as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or officers of the Trust or shareholders of any series of the Trust individually but are binding only upon the assets and property of the Trust or the respective series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 30 (the “Amendment”) to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on the 12th day of February, 2016.

By:	/s/ George Grunebaum
Name:	George Grunebaum
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Amendment has been signed on February 12, 2016 by the following persons in the capacities indicated:

Signature	Title	Date

/s/ George Grunebaum	Trustee, President & Chief Executive Officer	February 12, 2016
George Grunebaum

/s/ Chris Tsutsui	Treasurer and Principal Financial and Accounting Officer	February 12, 2016
Chris Tsutsui

Yeelong Balladon*	Trustee	February 12, 2016
Yeelong Balladon

Michael Chamberlin*	Trustee	February 12, 2016
Michael Chamberlin

Joseph Grainger*	Trustee	February 12, 2016
Joseph Grainger

Stephen Hicks*	Trustee	February 12, 2016
Stephen Hicks

*By:	/s/ Chris Tsutsui
Chris Tsutsui Attorney-In-Fact

Date:	February 12, 2016